UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-03447

SEI Tax Exempt Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-342-5734

Date of fiscal year end: August 31, 2010

Date of reporting period: August 31, 2010

Item 1.	Reports to Stockholders.

SEI Tax Exempt Trust

Annual Report as of August 31, 2010

Tax Free Fund

Institutional Tax Free Fund

Intermediate-Term Municipal Fund

Short Duration Municipal Fund

California Municipal Bond Fund

Massachusetts Municipal Bond Fund

New Jersey Municipal Bond Fund

New York Municipal Bond Fund

Pennsylvania Municipal Bond Fund

Tax-Advantaged Income Fund

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Since the Funds in SEI Tax Exempt Trust typically hold only fixed income securities, they generally are not expected to hold securities for which they may be required to vote proxies. Regardless, in light of the possibility of the possibility that a Fund could hold a security for which a proxy is voted, the Trust has adopted proxy voting policies. A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

SEI TAX EXEMPT TRUST — AUGUST 31, 2010

Letter to Shareholders

TO OUR SHAREHOLDERS:

For the fiscal year ending August 31, 2010, both the global bond market as a whole and the municipal bond market segment experienced positive returns. Global bond markets, as represented by the Barclays Capital Global Aggregate Bond Index, returned 5.84% for the one-year period, while U.S. municipal bonds, measured by the Barclays Capital Municipal Bond Index, returned 9.78% over the same timeframe. In response to the widespread financial crisis, global central banks slashed interest rates and established bond-buying programs, helping inject liquidity into the financial system. At the same time, governments created stimulus packages to encourage growth. Hopeful signs emerged at the beginning of the period in the form of better-than-expected corporate earnings and a pick-up in manufacturing activity in Europe and the U.S. However, the European sovereign debt crisis and weaker U.S. growth have become major concerns for market participants over the last several months. The labour market remains weak, and investors have stayed cautious in light of uncertainties surrounding further plans for government and central-bank intervention.

On a positive note, there have been recent signs that the worst may be over for budget pressures faced by state and local governments, as tax revenues have begun to stabilize. The preliminary tax-collection data indicated that state tax revenues grew 2.2% in the second quarter of 2010 when compared with the same quarter a year ago, showing consecutive quarter-over-quarter growth since the third quarter of 2008.

On behalf of SEI Investments, I want to thank you for your confidence in the SEI Tax-Exempt Trust. We are dedicated to helping our investors reach their long-term objectives, and we look forward to serving your investment needs in the future.

Sincerely,

Robert A. Nesher

President

SEI Tax Exempt Trust / Annual Report / August 31, 2010	1

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI TAX EXEMPT TRUST — AUGUST 31, 2010

Intermediate-Term Municipal Fund

I. Objective

The Intermediate-Term Municipal Fund (the “Fund”) seeks to provide the highest level of income exempt from Federal income tax as is consistent with the preservation of capital.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corp. (SIMC). The Fund utilized the following sub-advisers as of August 31, 2010: Delaware Investments and Standish Mellon Asset Management Company. No manager changes were made during the reporting period.

III. Market Commentary

For the 12 months ended August 31, 2010, fixed-income markets continued the strong recovery from the credit crisis of 2008 and the fallout from the Lehman bankruptcy, resulting in positive returns for almost all fixed-income sectors. The market recovery was supported by a series of government intervention programs designed to improve market liquidity and credit availability. The municipal bond market also delivered strong performance, thanks to the record low U.S. Treasury yields and a favorable technical environment. During the period, 30-year AAA municipal general-obligation bond yields declined by over 70 basis points, while two-year AAA municipal general-obligation bond yields declined by over 30 basis points. Demand for municipal bonds was robust, with municipal mutual fund cash flows totaling over $77 billion according to AMG/Lipper data for 2009. This inflow easily surpassed the prior calendar-year record of $42.9 billion established in 1993. On the issuance front, the Build America Bond program significantly reduced the tax-exempt bond supply, especially on the longer part of the yield curve. Additionally, the municipal market saw a considerable improvement in investor confidence and risk appetite, causing the outperformance of lower-quality municipal bonds versus their higher-quality counterparts over the period. Fundamentally, although municipalities continue to face fiscal challenges due to the weak economic environment and high unemployment rate, major rating agencies do not appear to expect a material increase in defaults. Moody’s Investors Service and Fitch

Ratings recalibrated their U.S. municipal bond ratings to global rating scales in April 2010, generally resulting in a higher credit-quality rating for the municipal market.

IV. Return vs. Benchmark

For the 12 months ended August 31, 2010, the Fund outperformed the Barclays Capital 3-15 Year Intermediate Municipal Blend Index, returning 9.71% versus the Index return of 8.95%.

V. Fund Attribution

An overweight to revenue bonds and BBB-rated securities helped boost returns as credit-quality spreads narrowed during the economic and market recovery. An underweight to higher-quality pre-refunded bonds, which underperformed lower-quality bonds, also contributed to performance. A slightly longer-duration posture further enhanced relative performance, with yields declining over the course of the fiscal year.

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date
Intermediate-Term Municipal Fund, Class A	9.71%	6.27%	4.57%	4.75%	5.32%

Comparison of Change in the Value of a $100,000 Investment in the Intermediate-Term Municipal Fund, Class A, versus the Barclays Capital 3-15 Year Intermediate Municipal Blend Index3

[1]	For the period ended August 31, 2010. Past performance is no indication of future performance. Shares of the Fund were offered beginning September 5, 1989.

[2]	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[3]

The Barclays Capital 3-15 Year Intermediate Municipal Blend Index, is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding.

2	SEI Tax Exempt Trust / Annual Report / August 31, 2010

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI TAX EXEMPT TRUST — AUGUST 31, 2010

Short Duration Municipal Fund

I. Objective

The Short Duration Municipal Fund (the “Fund”) seeks to provide high level of income exempt from Federal income tax consistent with the preservation of capital.

II. Multi-Manager Approach Statement

The Fund uses a sub-advisor to manage the Fund under the general supervision of SEI Investments Management Corp. (SIMC). The Fund utilized the following sub-advisor as of August 31, 2010: Neuberger Berman Fixed Income LLC. No manager changes were made during the reporting period.

III. Market Commentary

For the 12 months ended August 31, 2010, fixed-income markets continued the strong recovery from the credit crisis of 2008 and the fallout from the Lehman bankruptcy, resulting in positive returns for almost all fixed-income sectors. The market recovery was supported by a series of government intervention programs designed to improve market liquidity and credit availability. The municipal bond market also delivered strong performance, thanks to the record low U.S. Treasury yields and a favorable technical environment. During the period, 30-year AAA municipal general-obligation bond yields declined by over 70 basis points, while two-year AAA municipal general-obligation bond yields declined by over 30 basis points. Demand for municipal bonds was robust, with municipal mutual fund cash flows totaling over $77 billion according to AMG/Lipper data for 2009. This inflow easily surpassed the prior calendar-year record of $42.9 billion established in 1993. On the issuance front, the Build America Bond program significantly reduced the tax-exempt bond supply, especially on the longer part of the yield curve. Additionally, the municipal market saw a considerable improvement in investor confidence and risk appetite, causing the outperformance of lower-quality municipal bonds versus their higher-quality counterparts over the period. Fundamentally, although municipalities continued to face fiscal challenges due to the weak economic environment and high unemployment rate, major rating agencies don’t expect a material increase in defaults. Instead, Moody’s Investors Service and Fitch Ratings recalibrated their U.S. municipal bond ratings to global rating scales in April 2010, generally resulting in a higher credit-quality rating for the municipal market.

IV. Return vs. Benchmark

For the 12 months ended August 31, 2010, the Fund underperformed the Barclays Capital 1 Year Municipal Bond Index, returning 1.79% versus the Index return of 2.20%.

V. Fund Attribution

A slightly shorter-duration posture hurt Fund performance with the overall decline in municipal yields. However, holdings in municipal bonds with three and five-year maturities enhanced returns, as these bonds outperformed one-year bonds.

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Annualized Inception to Date
Short Duration Municipal Fund, Class A	1.79%	3.28%	3.08%	2.52%

Comparison of Change in the Value of a $100,000 Investment in the Short Duration Municipal Fund, Class A versus the Barclays Capital 1 Year Municipal Bond Index3

[1]	For the period ended August 31, 2010. Past performance is no indication of future performance. Shares of the Fund were offered beginning November 13, 2003.

[2]	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[3]

The Barclays Capital 1 Year Municipal Bond Index is a rules-based, market-value-weighted index engineered for the short-term tax exempt bond market. The Index has four main sectors: general obligations, revenue, insured and pre-refunded bonds.

SEI Tax Exempt Trust / Annual Report / August 31, 2010	3

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI TAX EXEMPT TRUST — AUGUST 31, 2010

California Municipal Bond Fund

I. Objective

The California Municipal Bond Fund (the “Fund”) seeks to provide the highest level of income exempt from Federal and California state income taxes as is consistent with the preservation of capital.

II. Multi-Manager Approach Statement

The Fund uses a sub-advisor to manage the Fund under the general supervision of SEI Investments Management Corp. (SIMC). The Fund utilized the following sub-advisor as of August 31, 2010: McDonnell Investment Management LLC. No manager changes were made during the reporting period.

III. Market Commentary

For the 12 months ended August 31, 2010, fixed-income markets continued the strong recovery from the credit crisis of 2008 and the fallout from the Lehman bankruptcy, resulting in positive returns for almost all fixed-income sectors. The market recovery was supported by a series of government intervention programs designed to improve market liquidity and credit availability. The municipal bond market also delivered strong performance, thanks to the record low U.S. Treasury yields and a favorable technical environment. During the period, 30-year AAA municipal general-obligation bond yields declined by over 70 basis points, while two-year AAA municipal general-obligation bond yields declined by over 30 basis points. Demand for municipal bonds was robust, with municipal mutual fund cash flows totaling over $77 billion according to AMG/Lipper data for 2009. This inflow easily surpassed the prior calendar-year record of $42.9 billion established in 1993. On the issuance front, the Build America Bond program significantly reduced the tax-exempt bond supply, especially on the longer part of the yield curve. Additionally, the municipal market saw a considerable improvement in investor confidence and risk appetite, causing the outperformance of lower-quality municipal bonds versus their higher-quality counterparts over the period. Fundamentally, although municipalities continued to face fiscal challenges due to the weak economic environment and high unemployment rate, major rating agencies don’t expect a material increase in defaults. Instead, Moody’s Investors Service and Fitch Ratings recalibrated their U.S. municipal bond ratings to global rating scales in April 2010, generally resulting in a higher credit-quality rating for the municipal market.

IV. Return vs. Benchmark

For the 12 months ended August 31, 2010, the Fund underperformed the Barclays Capital California Intermediate Municipal Index, returning 9.56% versus the Index return of 10.96%.

V. Fund Attribution

With credit-quality spreads narrowing, the Fund’s overweight to BBB-rated securities and underweight to AAA-rated pre-refunded bonds added to returns. A slightly longer duration posture further enhanced Fund returns, as municipal yields declined. However, an underweight to the state’s general-obligation bonds hurt performance, as investor sentiment improved.

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date
California Municipal Bond Fund, Class A	9.56%	6.29%	4.59%	4.65%	4.74%

Comparison of Change in the Value of a $100,000 Investment in the California Municipal Bond Fund, Class A and Class B, versus the Barclays Capital California Intermediate Municipal Index3

[1]	For the period ended August 31, 2010. Past performance is no indication of future performance. Shares of the Fund were offered beginning August 19, 1998.

[2]	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[3]

The Barclays Capital California Intermediate Municipal Index is a subset of the Barclays Capital Municipal Bond Index, an unmanaged, broad-based statistical composite of municipal bonds, and is comprised primarily of bond obligations of the state and local governments of California and their agencies, with maturities between 5 and 10 years.

4	SEI Tax Exempt Trust / Annual Report / August 31, 2010

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI TAX EXEMPT TRUST — AUGUST 31, 2010

Massachusetts Municipal Bond Fund

I. Objective

The Massachusetts Municipal Bond Fund (the “Fund”) seeks to provide the highest level of income exempt from Federal and Massachusetts income taxes as is consistent with the preservation of capital.

II. Multi-Manager Approach Statement

The Fund uses a sub-advisor to manage the Fund under the general supervision of SEI Investments Management Corp. (SIMC). The Fund utilized the following sub-advisor as of August 31, 2010: Standish Mellon Asset Management Company. No manager changes were made during the reporting period.

III. Market Commentary

For the 12 months ended August 31, 2010, fixed-income markets continued the strong recovery from the credit crisis of 2008 and the fallout from the Lehman bankruptcy, resulting in positive returns for almost all fixed-income sectors. The market recovery was supported by a series of government intervention programs designed to improve market liquidity and credit availability. The municipal bond market also delivered strong performance, thanks to the record low U.S. Treasury yields and a favorable technical environment. During the period, 30-year AAA municipal general-obligation bond yields declined by over 70 basis points, while two-year AAA municipal general-obligation bond yields declined by over 30 basis points. Demand for municipal bonds was robust, with municipal mutual fund cash flows totaling over $77 billion according to AMG/Lipper data for 2009. This inflow easily surpassed the prior calendar-year record of $42.9 billion established in 1993. On the issuance front, the Build America Bond program significantly reduced the tax-exempt bond supply, especially on the longer part of the yield curve. Additionally, the municipal market saw a considerable improvement in investor confidence and risk appetite, causing the outperformance of lower-quality municipal bonds versus their higher-quality counterparts over the period. Fundamentally, although municipalities continued to face fiscal challenges due to the weak economic environment and high unemployment rate, major rating agencies don’t expect a material increase in defaults. Instead, Moody’s Investors Service and Fitch Ratings recalibrated their U.S. municipal bond ratings to global rating scales in April 2010, generally resulting in a higher credit-quality rating for the municipal market.

IV. Return vs. Benchmark

For the 12 months ended August 31, 2010, the Fund outperformed the Barclays Capital Massachusetts Intermediate Municipal Index, returning 9.23% versus the Index return of 8.81%.

V. Fund Attribution

An overweight to revenue bonds and BBB-rated securities helped boost returns as credit-quality spreads narrowed during the economic and market recovery. An underweight to higher-quality pre-refunded bonds, which underperformed lower-quality bonds, also contributed to performance. Exposure in Puerto Rico benefited performance, as its securities outperformed those issued in Massachusetts. A slightly longer-duration posture further enhanced relative performance, with yields declining over the course of the fiscal year.

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date
Massachusetts Municipal Bond Fund, Class A	9.23%	7.07%	5.11%	5.19%	4.83%

Comparison of Change in the Value of a $100,000 Investment in the Massachesetts Municipal Bond Fund, Class A, versus the Barclays Capital Massachusetts Intermediate Municipal Index3

[1]	For the period ended August 31, 2010. Past performance is no indication of future performance. Shares of the Fund were offered beginning August 19, 1998.

[2]	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[3]

The Barclays Capital Massachusetts Intermediate Municipal Index is a subset of the Barclays Capital Municipal Bond Index, an unmanaged, broad-based statistical composite of municipal bonds, and is comprised primarily of bond obligations of the state and local governments of Massachusetts and their agencies, with maturities between 5 and 10 years.

SEI Tax Exempt Trust / Annual Report / August 31, 2010	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI TAX EXEMPT TRUST — AUGUST 31, 2010

New Jersey Municipal Bond Fund

I. Objective

The New Jersey Municipal Bond Fund (the “Fund”) seeks to provide the highest level of income exempt from Federal and New Jersey state income taxes as is consistent with the preservation of capital.

II. Multi-Manager Approach Statement

The Fund uses a sub-advisor to manage the Fund under the general supervision of SEI Investments Management Corp. (SIMC). The Fund utilized the following sub-advisor as of August 31, 2010: McDonnell Investment Management LLC. No manager changes were made during the reporting period.

III. Market Commentary

For the 12 months ended August 31, 2010, fixed-income markets continued the strong recovery from the credit crisis of 2008 and the fallout from the Lehman bankruptcy, resulting in positive returns for almost all fixed-income sectors. The market recovery was supported by a series of government intervention programs designed to improve market liquidity and credit availability. The municipal bond market also delivered strong performance, thanks to the record low U.S. Treasury yields and a favorable technical environment. During the period, 30-year AAA municipal general-obligation bond yields declined by over 70 basis points, while two-year AAA municipal general-obligation bond yields declined by over 30 basis points. Demand for municipal bonds was robust, with municipal mutual fund cash flows totaling over $77 billion according to AMG/Lipper data for 2009. This inflow easily surpassed the prior calendar-year record of $42.9 billion established in 1993. On the issuance front, the Build America Bond program significantly reduced the tax-exempt bond supply, especially on the longer part of the yield curve. Additionally, the municipal market saw a considerable improvement in investor confidence and risk appetite, causing the outperformance of lower-quality municipal bonds versus their higher-quality counterparts over the period. Fundamentally, although municipalities continued to face fiscal challenges due to the weak economic environment and high unemployment rate, major rating agencies don’t expect a material increase in defaults. Instead, Moody’s Investors Service and Fitch Ratings recalibrated their U.S. municipal bond ratings to global rating scales in April 2010, generally resulting in a higher credit-quality rating for the municipal market.

IV. Return vs. Benchmark

For the 12 months ended August 31, 2010, the Fund underperformed the Barclays Capital 3-10 Year Intermediate Municipal Blend Index, returning 8.06% versus the Index return of 8.19%.

V. Fund Attribution

New Jersey’s municipal bonds underperformed national paper during the reporting period, which was a detractor from performance as the Fund is benchmarked against the national index. With credit-quality spreads narrowing, the Fund’s overweight to BBB-rated securities and underweight to AAA-rated pre-refunded bonds added to returns. A slightly longer duration posture further enhanced Fund returns, as municipal yields declined. Holdings in Puerto Rico bonds were another positive contributor to Fund performance.

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date
New Jersey Municipal Bond Fund, Class A	8.06%	6.14%	4.51%	4.62%	4.41%

Comparison of Change in the Value of a $100,000 Investment in the New Jersey Municipal Bond Fund, Class A, versus the Barclays Capital 3-10 Year Intermediate Municipal Blend Index3

[1]	For the period ended August 31, 2010. Past performance is no indication of future performance. Shares of the Fund were offered beginning August 18, 1998.

[2]	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[3]

The Barclays Capital 3-10 Year Intermediate Municipal Blend Index is a rules-based, marketvalue- weighted index engineered for the intermediate-term tax exempt investor. The Index is derived from a combination of the Barclays 3, 5, 7 and 10 year municipal Indices. These Indices have four main sectors: general obligation, revenue, insured and pre-refunded bonds.

6	SEI Tax Exempt Trust / Annual Report / August 31, 2010

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI TAX EXEMPT TRUST — AUGUST 31, 2010

New York Municipal Bond Fund

I. Objective

The New York Municipal Bond Fund (the “Fund”) seeks to provide the highest level of income exempt from Federal and New York state and city income taxes as is consistent with the preservation of capital.

II. Multi-Manager Approach Statement

The Fund uses a sub-advisor to manage the Fund under the general supervision of SEI Investments Management Corp. (SIMC). The Fund utilized the following sub-advisor as of August 31, 2010: Standish Mellon Asset Management Company. No manager changes were made during the reporting period.

III. Market Commentary

For the 12 months ended August 31, 2010, fixed-income markets continued the strong recovery from the credit crisis of 2008 and the fallout from the Lehman bankruptcy, resulting in positive returns for almost all fixed-income sectors. The market recovery was supported by a series of government intervention programs designed to improve market liquidity and credit availability. The municipal bond market also delivered strong performance, thanks to the record low U.S. Treasury yields and a favorable technical environment. During the period, 30-year AAA municipal general-obligation bond yields declined by over 70 basis points, while two-year AAA municipal general-obligation bond yields declined by over 30 basis points. Demand for municipal bonds was robust, with municipal mutual fund cash flows totaling over $77 billion according to AMG/Lipper data for 2009. This inflow easily surpassed the prior calendar-year record of $42.9 billion established in 1993. On the issuance front, the Build America Bond program significantly reduced the tax-exempt bond supply, especially on the longer part of the yield curve. Additionally, the municipal market saw a considerable improvement in investor confidence and risk appetite, causing the outperformance of lower-quality municipal bonds versus their higher-quality counterparts over the period. Fundamentally, although municipalities continued to face fiscal challenges due to the weak economic environment and high unemployment rate, major rating agencies don’t expect a material increase in defaults. Instead, Moody’s Investors Service and Fitch Ratings recalibrated their U.S. municipal bond ratings to global rating scales in April 2010, generally resulting in a higher credit-quality rating for the municipal market.

IV. Return vs. Benchmark

For the 12 months ended August 31, 2010, the Fund underperformed the Barclays Capital New York Intermediate Municipal Index, returning 8.59% versus the Index return of 9.86%.

V. Fund Attribution

An underweight to New York City bonds hurt performance, as bond spreads narrowed for the period. On the other hand, an underweight to higher-quality pre-refunded bonds contributed to returns. The exposure in Puerto Rico benefited the Fund as well, as these securities outperformed those issued by New York State.

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date
New York Municipal Bond Fund, Class A	8.59%	6.35%	4.77%	4.97%	4.74%

Comparison of Change in the Value of a $100,000 Investment in the New York Municipal Bond Fund, Class A, versus the Barclays Capital New York Intermediate Municipal Index3

[1]	For the period ended August 31, 2010. Past performance is no indication of future performance. Shares of the Fund were offered beginning August 18, 1998.

[2]	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[3]

The Barclays Capital New York Intermediate Municipal Index is a subset of the Barclays Capital Municipal Bond Index, an unmanaged, broad-based statistical composite of municipal bonds, and is comprised primarily of bond obligations of the state and local governments of New York and their agencies, with maturities between 5 and 10 years.

SEI Tax Exempt Trust / Annual Report / August 31, 2010	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI TAX EXEMPT TRUST — AUGUST 31, 2010

Pennsylvania Municipal Bond Fund

I. Objective

The Pennsylvania Municipal Bond Fund, (the “Fund”) seeks to provide the highest level of income exempt from Federal and Pennsylvania state income taxes as is consistent with the preservation of capital.

II. Multi-Manager Approach Statement

The Fund uses a sub-advisor to manage the Fund under the general supervision of SEI Investments Management Corp. (SIMC). The Fund utilized the following sub-advisor as of August 31, 2010: Standish Mellon Asset Management. No manager changes were made during the reporting period.

III. Market Commentary

For the 12 months ended August 31, 2010, fixed-income markets continued the strong recovery from the credit crisis of 2008 and the fallout from the Lehman bankruptcy, resulting in positive returns for almost all fixed-income sectors. The market recovery was supported by a series of government intervention programs designed to improve market liquidity and credit availability. The municipal bond market also delivered strong performance, thanks to the record low U.S. Treasury yields and a favorable technical environment. During the period, 30-year AAA municipal general-obligation bond yields declined by over 70 basis points, while two-year AAA municipal general-obligation bond yields declined by over 30 basis points. Demand for municipal bonds was robust, with municipal mutual fund cash flows totaling over $77 billion according to AMG/Lipper data for 2009. This inflow easily surpassed the prior calendar-year record of $42.9 billion established in 1993. On the issuance front, the Build America Bond program significantly reduced the tax-exempt bond supply, especially on the longer part of the yield curve. Additionally, the municipal market saw a considerable improvement in investor confidence and risk appetite, causing the outperformance of lower-quality municipal bonds versus their higher-quality counterparts over the period. Fundamentally, although municipalities continued to face fiscal challenges due to the weak economic environment and high unemployment rate, major rating agencies don’t expect a material increase in defaults. Instead, Moody’s Investors Service and Fitch Ratings recalibrated their U.S. municipal bond ratings to global rating scales in April 2010, generally resulting in a higher credit-quality rating for the municipal market.

IV. Return vs. Benchmark

For the 12 months ended August 31, 2010, the Pennsylvania Municipal Bond Fund, Class A underperformed the Barclays Capital Pennsylvania Intermediate Municipal Index, returning 9.21% versus the Index return of 9.76%.

V. Fund Attribution

A shorter-duration posture subtracted from performance, as intermediate and short-term municipal yields declined. With credit-quality spreads narrowing, an overweight to revenue bonds and BBB-rated securities helped performance. An underweight to the better-performing higher-quality pre-refunded bonds subtracted from returns.

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date
Pennsylvania Municipal Bond Fund, Class A	9.21%	5.25%	4.13%	4.70%	4.46%
Pennsylvania Municipal Bond Fund, Class B	9.35%	5.42%	4.27%	4.84%	5.44%

Comparison of Change in the Value of a $100,000 Investment in the Pennsylvania Municipal Bond Fund, Class A and Class B, versus the Barclays Capital Pennsylvania Intermediate Municipal Index3

8	SEI Tax Exempt Trust / Annual Report / August 31, 2010

[1]	For the period ended August 31, 2010. Past performance is no indication of future performance. Class A and Class B shares were offered beginning August 26, 1998 and August 14, 1989, respectively.

[2]	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[3]

The Barclays Capital Pennsylvania Intermediate Municipal Index is a subset of the Barclays Capital Municipal Bond Index, an unmanaged, broad-based statistical composite of municipal bonds, and is comprised primarily of bond obligations of the state and local governments of Pennsylavania and their agencies, with maturities between 5 and 10 years.

SEI Tax Exempt Trust / Annual Report / August 31, 2010	9

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI TAX EXEMPT TRUST — AUGUST 31, 2010

Tax-Advantaged Income Fund

I. Objective

The Tax-Advantaged Income Fund (the “Fund”) seeks to provide the highest level of income possible in a tax-efficient manner.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corp. (SIMC). The Fund utilized the following sub-advisers as of August 31, 2010: Pacific Investment Management Company (PIMCO) and Spectrum Asset Management Inc. No manager changes were made during the reporting period.

III. Market Commentary

Municipal returns were sharply positive over the course of the fiscal year due to declining yields, an increase in investor risk appetite within fixed-income securities and favorable supply and demand fundamentals. With the Federal Reserve pursuing a near-zero interest rate policy, both municipal and Treasury yields registered record-low yields during the fiscal year. Along the municipal yield curve, long-term municipal yields declined in a greater magnitude than short-term municipal yields, causing the municipal yield curve to flatten. Demand for tax-exempt municipal bonds was strong during the year, with municipal bond fund cash inflows at or near record amounts. Issuance of tax-exempt municipal bonds was moderate due to many municipalities taking advantage of the Build America Bond (BAB) program to issue taxable municipal bonds. The increased utilization of BABs reduced tax-exempt supply (especially on the long end of the municipal yield curve) and benefited tax-exempt municipal performance when combined with strong inflows. Investor demand for more risk within their fixed-income portfolios was a theme throughout the fiscal year, with only a few hiccups surrounding concerns over the sovereign-debt crisis in Greece and concerns over its impact on the financial system in the periphery of Europe. As a result, lower-quality municipal bonds nearly tripled the return of higher-quality bonds, as measured by the 22.08% return of the Barclays Capital

Non-Investment Grade Index versus the 7.51% return of the Barclay’s Capital AAA Index. In an era of record-low yields, investors moved down the credit-quality spectrum in search of higher yields, enabling lower-quality bonds to outperform. Concerns over the deficits of municipal budgets headlined by the deficits in California and Illinois did nothing to impede the strong performance of the tax-exempt municipal market. Preferred securities generally outperformed municipal securities during the fiscal year, although preferred performance experienced more volatility. In the spring, concerns of the financial condition of several banks in the periphery of Europe caused preferred security prices to decline, but they rebounded when the European bank “stress tests” helped assuage investors’ concerns.

IV. Return vs. Benchmark

For the 12 months ended August 31, 2010, the Fund underperformed the 60% Barclays Capital High Yield Municipal Bond Index/40% Barclays Capital Municipal Bond Index, returning 16.51% versus the Index return of 17.05%.

V. Fund Attribution

A longer-duration posture enhanced performance with municipal yields declining. A higher-quality bias, represented by an overweight to A- and BBB-rated securities, detracted from returns, as these securities underperformed below-investment-grade securities. The Fund’s allocation to preferred securities enhanced performance, with preferred securities outperforming municipal securities during the fiscal year.

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Annualized Inception to Date
Tax-Advantaged Income Fund, Class A	16.51%	3.83%

Comparison of Change in the Value of a $100,000 Investment in the Tax-Advantaged Income Fund, Class A, versus a 60/40 Hybrid of the following Barclays Capital Indicies, the Barclays Capital High Yield Municipal Bond Index3, and the Barclays Capital Municipal Bond Index4

10	SEI Tax Exempt Trust / Annual Report / August 31, 2010

[1]	For the period ended August 31, 2010. Past performance is no indication of future performance. Shares of the Fund were offered beginning September 4, 2007.

[2]	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[3]

The Barclays Capital High Yield Municipal Bond Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, and 144-As are also included. The Index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations.

[4]

The Barclays Capital Municipal Bond Index is a rules based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the Index, bonds must have a minimum credit rating of Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

SEI Tax Exempt Trust / Annual Report / August 31, 2010	11

SCHEDULE OF INVESTMENTS

Tax Free Fund

August 31, 2010

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MUNICIPAL BONDS — 100.3%

Arizona — 0.4%
JP Morgan Chase Putters/Drivers Trust, Ser 3633, RB
0.300%, 09/06/10 (A)	$2,500	$2,500

California — 3.4%
California State, Municipal Securities Trust Receipts, Ser 136, GO, XLCA
0.290%, 09/01/10 (A)	1,900	1,900
Deutsche Bank Spears/Lifers Trust, Ser 477, RB, AGM, FGIC, AMBAC
0.300%, 09/03/10 (A)	1,000	1,000
Palomar Pomerado, Health & Educational Facilities Authority, Ser 2234, GO, NATL
0.350%, 09/02/10 (A)	11,671	11,671
Sacramento County, Sanitation Districts Financing Authority, Municipal Securities Trust Receipts, Ser 48, RB, FGIC
0.250%, 09/02/10 (A) (B)	4,400	4,400
Sacramento County, Sanitation Districts Financing Authority, Municipal Securities Trust Receipts, Ser 49, RB, FGIC
0.250%, 09/07/10 (A) (B)	2,400	2,400

		21,371

Colorado — 4.1%
Colorado State, Educational & Cultural Facilities Authority, National Jewish Federation Program, Ser A-8, RB
0.200%, 09/01/10 (A) (B)	2,815	2,815
Cornerstone, Metropolitan District No. 1, RB
0.330%, 09/02/10 (A) (B)	7,675	7,675

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Fort Collins, Pollution Control, Ser 2036, RB
0.370%, 09/04/10 (A)	$9,935	$9,935
Southglenn, Metropolitan District, RB
0.310%, 09/02/10 (A) (B)	5,000	5,000

		25,425

Connecticut — 0.9%
Connecticut State, Industrial Development Authority, Bradley Airport Hotel Project, RB
0.280%, 09/01/10 (A) (B)	5,640	5,640

Delaware — 1.2%
Delaware State, Economic Development Authority, School House Project, RB
0.450%, 09/01/10 (A) (B)	4,000	4,000
New Castle County, University Courtyard Apartments Project, RB
0.300%, 09/02/10 (A) (B)	3,725	3,725

		7,725

Florida — 6.3%
Austin Trust, Variable Certificates, Ser 2007-1036, COP, AMBAC
0.330%, 09/02/10 (A)	7,100	7,100
Collier County, Industrial Development Authority, Redlands Christian Migrant Project, RB
0.500%, 09/02/10 (A) (B)	400	400
Deutsche Bank Spears/Lifers Trust, Ser 530, COP, FGIC
0.300%, 09/02/10 (A)	16,300	16,300
Eclipse Funding Trust, Solar Eclipse - Miami, RB
0.270%, 09/01/10 (A) (B)	3,000	3,000
Eclipse Funding Trust, Solar Eclipse - Winter, RB
0.300%, 09/05/10 (A) (B)	5,220	5,220
Jacksonville, Industrial Development Authority, Trailer Marine-Crowly Project, RB
0.350%, 09/01/10 (A) (B)	3,600	3,600
Miami-Dade County, Industrial Development Authority, American Public Media Group Project, RB
0.260%, 09/01/10 (A) (B)	4,000	4,000

		39,620

Georgia — 2.4%
Main Street Natural Gas, Ser A, RB
0.260%, 09/02/10 (A)	15,000	15,000

12	SEI Tax Exempt Trust / Annual Report / August 31, 2010

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Idaho — 3.9%
Idaho State, Health Facilities Authority, St. Lukes Medical Center Project, RB, AGM
0.270%, 09/01/10 (A)	$24,155	$24,155

Illinois — 10.4%
BB&T Municipal Trust, Ser 5001, RB
0.440%, 09/06/10 (A) (B)	2,070	2,070
Bloomington, GO
0.340%, 09/06/10 (A)	1,550	1,550
Chicago, O’Hare International Airport, Ser 1284, RB, FGIC
0.370%, 09/04/10 (A)	4,495	4,495
Deutsche Bank Spears/Lifers Trust, Ser 400, GO, AGM
0.300%, 09/02/10 (A)	5,110	5,110
Deutsche Bank Spears/Lifers Trust, Ser 410, GO, FGIC
0.300%, 09/04/10 (A)	4,240	4,240
Deutsche Bank Spears/Lifers Trust, Ser 411, GO, FGIC
0.300%, 09/02/10 (A)	4,175	4,175
Deutsche Bank Spears/Lifers Trust, Ser 660, RB, NATL
0.300%, 09/06/10 (A)	2,946	2,946
Illinois State, Development Finance Authority, Christian Brothers Services Project, RB
0.600%, 09/01/10 (A) (B)	1,000	1,000
Illinois State, Development Finance Authority, Creative Children’s Academy Project, RB
0.800%, 09/02/10 (A) (B)	2,100	2,100
Illinois State, Development Finance Authority, McCormick Theological Project, Ser A, RB
0.330%, 09/01/10 (A) (B)	1,000	1,000
Illinois State, Development Finance Authority, North Shore Country Day Project, RB
0.330%, 09/01/10 (A) (B)	9,400	9,400
Illinois State, Finance Authority, RB
0.310%, 09/06/10 (A)	4,000	4,000
Macon County, Decatur Family YMCA Project, RB
0.300%, 09/01/10 (A) (B)	8,700	8,700
Oakbrook Terrace, Industrial Development Authority, Oakbrook Terrace Atrium Project, RB
0.350%, 09/01/10 (A) (B)	2,100	2,100
Schaumburg Village, Ser A, GO
0.330%, 09/02/10 (A)	600	600

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Skokie Village, Economic Development Authority, Skokie Fashion Square Project, RB
0.680%, 09/02/10 (A) (B)	$4,350	$4,350
Springfield, Putters, Ser 1314, RB
0.300%, 09/02/10 (A)	6,985	6,985

		64,821

Indiana — 7.7%
East Porter County, School Building Corporation, Downtown Smyrna Project, Ser 144, RB, NATL
0.300%, 09/02/10 (A)	5,165	5,165
Indiana State, Finance Authority, Lease Appropriation, Ser A-5, RB
0.190%, 09/01/10 (A)	17,000	17,000
Indiana State, Health & Educational Facilities Financing Authority, Greenwood Village South Project, Ser A, RB
0.300%, 09/02/10 (A) (B)	9,215	9,215
Indiana State, Industrial Development Finance Authority, Brebeuf Preparatory School Project, RB
0.600%, 09/02/10 (A) (B)	3,400	3,400
Indiana State, Industrial Development Finance Authority, Goodwill Industries Center Project, RB
0.390%, 09/02/10 (A) (B)	585	585
Indiana State, Industrial Development Finance Authority, Regional Council of Carpenters Project, RB
0.320%, 09/04/10 (A) (B)	1,065	1,065
Indiana State, Transportation Finance Authority, Municipal Securities Trust Receipts, RB
0.290%, 09/01/10 (A)	3,500	3,500
Marshall County, Industrial Economic Development Authority, Culver Educational Foundation Project, RB
0.300%, 09/02/10 (A) (B)	8,300	8,300

		48,230

Iowa — 0.4%
Iowa State, Finance Authority, Morningside College Project, RB
0.250%, 09/01/10 (A) (B)	2,185	2,185

Kentucky — 1.9%
JP Morgan Chase Putters/Drivers Trust, Ser 3615Z, RB
0.350%, 09/04/10 (A)	4,100	4,100

SEI Tax Exempt Trust / Annual Report / August 31, 2010	13

SCHEDULE OF INVESTMENTS

Tax Free Fund (Continued)

August 31, 2010

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Kentucky State, Rural Water Finance Authority, Ser B-2, RB
1.250%, 01/01/11	$3,000	$3,006
Williamstown, League of Cities, Funding Trust, Ser B, RB
0.290%, 09/03/10 (A) (B)	4,750	4,750

		11,856

Louisiana — 2.0%
Eclipse Funding Trust, Solar Eclipse, RB
0.270%, 09/01/10 (A) (B)	12,335	12,335

Maryland — 0.2%
Maryland State, Washington Suburban Sanitation District, Ser A, BAN
0.290%, 09/01/10 (A)	1,300	1,300

Massachusetts — 4.6%
Lawrence, BAN
1.750%, 09/01/10	2,800	2,800
Massachusetts State, Central Artery Project, Ser A, GO
0.330%, 09/01/10 (A)	3,800	3,800
Massachusetts State, Development Finance Agency, Bancroft School Issue, RB
0.290%, 09/02/10 (A) (B)	3,885	3,885
Massachusetts State, Development Finance Agency, Belmont Day School Project, RB
0.490%, 09/02/10 (A) (B)	4,205	4,205
Massachusetts State, Development Finance Agency, Exploration School Project, RB
0.280%, 09/02/10 (A) (B)	2,750	2,750
Massachusetts State, Development Finance Agency, Seven Hills Foundation Project, Ser A, RB
0.290%, 09/01/10 (A) (B)	500	500
Massachusetts State, Health & Educational Facilities Authority, Floaters, Ser 3115, RB
0.240%, 09/01/10 (A)	3,290	3,290
Massachusetts State, Municipal Securities Trust Receipts, Ser 52, GO, FGIC
0.300%, 09/02/10 (A)	2,300	2,300
Massachusetts State, Municipal Securities Trust Receipts, Ser SGC 51, GO, AMBAC
0.300%, 09/02/10 (A) (B)	2,100	2,100
Massachusetts State, Ser B, GO
0.300%, 09/01/10 (A)	500	500

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Massachusetts State, Water Resources Authority, Sub-Ser B, RB
0.280%, 09/01/10 (A) (B)	$2,700	$2,700

		28,830

Michigan — 2.6%
Detroit City, School District, Putters, Ser 2954, GO, AGM
0.350%, 09/04/10 (A)	10,360	10,360
Lakeview, School District, School Building & Site Project, Ser B, GO
0.280%, 09/01/10 (A)	2,450	2,450
L’Anse Creuse, Public Schools, School Building & Site Project, GO
0.320%, 09/01/10 (A)	2,915	2,915
University of Michigan, Ser A, RB
0.140%, 09/01/10 (A)	700	700

		16,425

Minnesota — 2.2%
Arden Hills, Housing & Health Authority, Presbyterian Homes Project, Ser A, RB
0.250%, 09/01/10 (A) (B)	300	300
Austin, Industrial Development Authority, Supervalu Project, RB
0.270%, 09/01/10 (A) (B)	3,325	3,325
Minnesota State, Rural Water Finance Authority, Public Construction Projects, RB
0.650%, 04/15/11	4,000	4,000
St. Paul, Port Authority, Amherst H. Wilder Foundation, RB
0.260%, 09/01/10 (A) (B)	5,935	5,935

		13,560

Missouri — 0.7%
Missouri State, Health & Educational Facilities Authority, St. Louis Priory School Project, RB
0.250%, 09/06/10 (A) (B)	3,200	3,200
Missouri State, Public Utilities Commission, Interim Constraint Notes, RB
2.000%, 08/01/11	1,330	1,345

		4,545

Nebraska — 0.8%
Douglas County, Hospital Authority No. 3, RB
0.310%, 09/02/10 (A)	5,030	5,030

14	SEI Tax Exempt Trust / Annual Report / August 31, 2010

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New Hampshire — 1.4%
New Hampshire State, Health & Education Facilities Authority, New London Hospital Project, RB
0.490%, 09/06/10 (A) (B)	$8,750	$8,750

New Jersey — 0.4%
Hudson County, Improvement Authority, Revenue Notes, RB
1.250%, 01/19/11	2,000	2,004
New Jersey State, Turnpike Authority, Ser C, RB
0.270%, 09/06/10 (A) (B)	400	400

		2,404

New York — 7.9%
Amsterdam, Enlarged City School District, BAN
1.250%, 06/30/11	6,300	6,318
Cohoes City, School District, BAN
1.250%, 06/23/11	5,000	5,013
Forest City, New Rochelle, Revenue Bond Certificate Trust, RB
0.360%, 09/02/10 (A) (B)	1,050	1,050
Fulton City, School District, BAN
1.100%, 06/30/11	4,000	4,003
Liberty, Central School District, BAN
1.500%, 12/23/10	2,500	2,504
New York Liberty, Ser 41TP, RB
0.250%, 09/05/10 (A)	2,000	2,000
New York State, Dormitory Authority, Oxford University Press Project, RB
0.310%, 09/01/10 (A) (B)	970	970
New York State, Dormitory Authority, RB
0.320%, 09/05/10 (A)	13,820	13,820
New York State, General Services Authority, RB
0.280%, 09/02/10 (A) (B)	1,952	1,952
New York State, Local Government Services, Ser E, RB
0.280%, 09/01/10 (A) (B)	3,400	3,400
Plattsburgh City, School District, BAN
1.200%, 07/08/11	3,264	3,268
Sales Tax Asset Receivable, Ser 2901, RB
0.320%, 09/01/10 (A)	5,200	5,200

		49,498

North Carolina — 0.8%
BB&T Municipal Trust, Ser 1039, RB
0.300%, 09/02/10 (A) (B)	5,300	5,300

Ohio — 1.1%
Akron, Various Purposes, BAN
1.250%, 12/09/10	3,850	3,857

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Circleville City, School District, Construction & Improvement Notes, GO
2.000%, 11/23/10	$2,000	$2,005
Green, Health Care Revenue Authority, Greater Akron-Canton Project, RB
0.320%, 09/02/10 (A) (B)	960	960
Lima, Refunding & Improvement Authority, Lima Memorial Hospital Project, RB
0.390%, 09/02/10 (A) (B)	145	145

		6,967

Oregon — 1.2%
BB&T Municipal Trust, Ser 2008, RB
0.320%, 09/02/10 (A) (B)	7,245	7,245

Pennsylvania — 2.6%
Delaware Valley, Regioinal Financial Authority, Municipal Securities Trust Receipts, RB
0.300%, 09/04/10 (A)	5,765	5,765
Moon Township, Industrial Development Authority, YMCA Greater Pittsburgh Project, RB
0.290%, 09/02/10 (A) (B)	220	220
RBC Municipal Products Trust, Ser E-16, RB
0.290%, 09/06/10 (A) (B)	10,000	10,000

		15,985

Puerto Rico — 5.6%
Austin Trust, Variable Certificates, Ser 2008-355, RB
0.410%, 09/02/10 (A) (B)	10,690	10,690
Deutsche Bank Spears/Lifers Trust, Ser 344, RB, NATL-RE AMBAC
0.290%, 09/02/10 (A)	5,000	5,000
Puerto Rico Commonwealth, Sales Tax Financing Authority, Ser 11758, RB
0.310%, 09/04/10 (A)	19,435	19,435

		35,125

South Carolina — 0.3%
Macon Trust, Variable Certificates, Ser 2007-303, RB
0.350%, 09/02/10 (A) (B)	1,810	1,810

Tennessee — 0.1%
Franklin County, Health & Educational Facilities Board, University of South Sewanee Project, RB
0.300%, 09/01/10 (A)	400	400

SEI Tax Exempt Trust / Annual Report / August 31, 2010	15

SCHEDULE OF INVESTMENTS

Tax Free Fund (Continued)

August 31, 2010

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Texas — 4.3%
Dickinson, Independent School District, Municipal Securities Trust Receipts, Ser SGA94, GO
0.230%, 09/01/10 (A)	$6,150	$6,150
Gulf Coast, Industrial Development Authority, Petrounited Project, RB
0.296%, 09/02/10 (A) (B)	1,500	1,500
McKinney, Independent School District, Floaters, Ser 26TP, GO
0.250%, 09/02/10 (A)	9,935	9,935
Port of Port Arthur, Navigation District, Motiva Enterprises Project, Ser C, RB
0.250%, 09/01/10 (A)	4,400	4,400
Tyler, Waterworks & Sewer Revenue Authority, Municipal Securities Trust Receipts, Ser 112, RB, FGIC
0.290%, 09/01/10 (A)	4,700	4,700

		26,685

Utah — 2.8%
Murray City, Hospital Revenue Authority, Health Services Project, Ser C, RB
0.170%, 09/01/10 (A)	17,400	17,400

Vermont — 1.2%
Vermont State, Educational & Health Buildings Financing Agency, North Country Hospital Project, Ser A, RB
0.250%, 09/01/10 (A) (B)	1,415	1,415
Vermont State, Educational & Health Buildings Financing Agency, Porter Hospital Project, Ser A, RB
0.250%, 09/02/10 (A) (B)	6,105	6,105

		7,520

Washington — 3.5%
Tacoma, Regional Water Supply System, Merlots, Ser B05, RB, NATL
0.290%, 09/05/10 (A)	12,785	12,785
University of Washington, Floaters, Ser 3005, RB
0.240%, 09/02/10 (A)	4,300	4,300
Washington State, Economic Development Finance Authority, Pioneer Human Services Project, Ser H, RB
0.290%, 09/01/10 (A) (B)	100	100
Washington State, Health Care Facilities Authority, Swedish Health Services Project, RB
0.330%, 09/01/10 (A) (B)	4,680	4,680

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Washington State, Housing Finance Commission, Tacoma Art Museum Project, RB
0.260%, 09/01/10 (A) (B)	$100	$100

		21,965

Wisconsin — 4.4%
Milwaukee, Redevelopment Authority, Montessori Society School Project, RB
0.250%, 09/01/10 (A) (B)	1,275	1,275
Wisconsin State, Health & Educational Facilities Authority, Aurora Healthcare Project, Ser C, RB
0.250%, 09/01/10 (A) (B)	925	925
Wisconsin State, Health & Educational Facilities Authority, Meriter Hospital Project, Ser C, RB
0.250%, 09/01/10 (A) (B)	2,200	2,200
Wisconsin State, Health & Educational Facilities Authority, Ser 2113, RB
0.370%, 09/02/10 (A)	23,352	23,352

		27,752

Multi-State — 6.6%
BB&T Municipal Trust, Ser 1007, RB
0.360%, 09/02/10 (A) (B)	1,000	1,000
BB&T Municipal Trust, Ser 1015, RB
0.360%, 09/05/10 (A) (B)	13,000	13,000
BB&T Municipal Trust, Ser 1018, RB
0.360%, 09/01/10 (A) (B)	7,510	7,510
BB&T Municipal Trust, Ser 1034, RB
0.360%, 09/01/10 (A) (B)	4,200	4,200
BB&T Municipal Trust, Ser 2031, RB, AGM
0.330%, 09/02/10 (A)	700	700
BB&T Municipal Trust, Ser 2035, RB, AGM
0.300%, 09/02/10 (A) (B)	3,250	3,250
BB&T Municipal Trust, Ser 2044, RB, NATL
0.300%, 09/02/10 (A) (B)	3,500	3,500
BB&T Municipal Trust, Ser 5000, RB
0.440%, 09/01/10 (A) (B)	7,808	7,808

		40,968

Total Municipal Bonds (Cost $626,327) ($ Thousands)		626,327

Total Investments — 100.3% (Cost $626,327) ($ Thousands)		$626,327

16	SEI Tax Exempt Trust / Annual Report / August 31, 2010

Percentages are based on Net Assets of $624,432 ($ Thousands).

(A)	Floating Rate Instrument. The rate reflected on the Schedule of Investments is the rate in effect on August 31, 2010. The demand and interest rate reset feature gives this security a shorter effective maturity date.

(B)	Securities are held in connection with a letter of credit issued by a major bank.

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

BAN — Bond Anticipation Note

COP — Certificate of Participation

FGIC — Financial Guaranty Insurance Company

GO — General Obligation

NATL — National Public Finance Guarantee Corporation

RB — Revenue Bond

RE — Reinsurance provided by the aforementioned guarantor.

Ser — Series

XLCA — XL Capital Assurance

As of August 31, 2010, all of the Fund’s investments are Level 2 in accordance with ASC 820 (see Note 2).

The accompanying notes are an integral part of the financial statements.

SEI Tax Exempt Trust / Annual Report / August 31, 2010	17

SCHEDULE OF INVESTMENTS

Institutional Tax Free Fund

August 31, 2010

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MUNICIPAL BONDS — 99.1%

Alabama — 0.6%
Birmingham, Special Care Facilities Financing Authority, Benevolent Home Episcopal Project, RB
0.440%, 09/01/10 (A) (B)	$1,100	$1,100
JP Morgan Chase Putters/Drivers Trust, Ser 3516, RB, AGM
0.350%, 09/02/10 (B)	5,000	5,000

		6,100

Alaska — 0.7%
Valdez, Exxon Pipeline Project, Ser C, RB
0.090%, 09/01/10 (B)	7,000	7,000

Arizona — 2.8%
JP Morgan Chase Putters/Drivers Trust, Ser 3598, RB
0.370%, 09/03/10 (B)	9,295	9,295
Pima County, Industrial Development Authority, RB
0.300%, 09/03/10 (B)	6,100	6,100
Tempe, Industrial Development Authority, Friendship Village Project, Ser C, RB
0.300%, 09/02/10 (A) (B)	13,480	13,480

		28,875

Arkansas — 0.5%
JP Morgan Chase Putters/Drivers Trust, Ser 3693Z, RB, NATL-RE FGIC
0.350%, 09/02/10 (B)	5,345	5,345

California — 5.6%
California State, Communities Development Authority, Ser 3048, RB
0.370%, 09/05/10 (B)	17,000	17,000

Description	Face Amount ($ Thousands)	Value ($ Thousands)

California State, Municipal Securities Trust Receipts, Ser 135, GO, AMBAC
0.290%, 09/01/10 (B)	$5,800	$5,800
California State, Municipal Securities Trust Receipts, Ser 136, GO, XLCA
0.290%, 09/01/10 (B)	2,180	2,180
Ceres, Unified School District, TRAN
1.250%, 11/11/10	2,000	2,001
Deutsche Bank Spears/Lifers Trust, Ser 386, GO, FGIC
0.300%, 09/02/10 (B)	1,745	1,745
JP Morgan Chase Putters/Drivers Trust, Ser 3790Z, GO, AGM
0.350%, 09/02/10 (B)	4,695	4,695
Palomar Pomerado, Health & Educational Facilities Authority, Ser 2234, GO, NATL
0.350%, 09/02/10 (B)	8,519	8,519
Sacramento County, Sanitation Districts Financing Authority, Municipal Securities Trust Receipts, Ser 48, RB, FGIC
0.250%, 09/02/10 (A) (B)	3,700	3,700
Sacramento County, Sanitation Districts Financing Authority, Municipal Securities Trust Receipts, Ser 49, RB, FGIC
0.250%, 09/07/10 (A) (B)	2,600	2,600
San Diego County, Museum of Art Project, COP
0.450%, 09/02/10 (A) (B)	1,200	1,200
Sequoia, Union High School District, Ser 2160, GO, AGM
0.300%, 09/02/10 (B)	6,965	6,965

		56,405

Colorado — 3.4%
Colorado State, Educational & Cultural Facilities Authority, National Jewish Federal Building Project, RB
0.260%, 09/01/10 (A) (B)	5,680	5,680
Colorado State, Educational & Cultural Facilities Authority, National Jewish Federation Program, Ser A-8, RB
0.200%, 09/01/10 (A) (B)	2,700	2,700
Colorado State, Educational & Cultural Facilities Authority, Western Christian Schools Project, RB
0.280%, 09/06/10 (A) (B)	4,770	4,770
Colorado State, Educational & Cultural Facilities Authority, YMCA Rockies Project, RB
0.150%, 09/01/10 (A) (B)	8,100	8,100

18	SEI Tax Exempt Trust / Annual Report / August 31, 2010

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Colorado State, Health Facilities Authority, RB, AGM
0.260%, 09/01/10 (B)	$13,015	$13,015

		34,265

Delaware — 0.4%
New Castle County, University Courtyard Apartments Project, RB
0.300%, 09/02/10 (A) (B)	4,445	4,445

District of Columbia — 1.3%
District of Columbia, American University Project, RB
0.150%, 09/01/10 (A) (B)	6,000	6,000
District of Columbia, Association of American Medical Colleges, Ser B, RB
0.250%, 09/07/10 (A) (B)	7,150	7,150

		13,150

Florida — 3.6%
Alachua County, Health Facilities Authority, Oak Hammock University Project, Ser A, RB
0.270%, 09/01/10 (A) (B)	2,940	2,940
Broward County, Water & Sewer Utility Authority, RB
0.300%, 09/02/10 (B)	3,090	3,090
Deutsche Bank Spears/Lifers Trust, Ser 492, RB, AMBAC
0.300%, 09/05/10 (B)	2,335	2,335
Deutsche Bank Spears/Lifers Trust, Ser 553, COP, FGIC
0.300%, 09/02/10 (B)	2,895	2,895
Florida State, Board of Education, Municipal Securities Trust Receipts, Ser 138, GO, NATL
0.350%, 09/01/10 (B)	10,690	10,690
JP Morgan Chase Putters/Drivers Trust, Ser 3359, RB, NATL-RE FGIC
0.300%, 09/02/10 (B)	2,300	2,300
Palm Beach County, Henry Morrison Flagler Project, RB
0.280%, 09/02/10 (A) (B)	5,875	5,875
Sarasota County, Continuing Living Retirement Authority, Glenridge Palmer Project, RB
0.210%, 09/01/10 (A) (B)	200	200
South Broward, Hospital District, Putters, Ser 337, RB, NATL
0.350%, 09/02/10 (B)	6,245	6,245

		36,570

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Georgia — 5.4%
Catoosa County, Industrial Development Authority, Galaxy Carpet Project, RB
0.420%, 09/02/10 (A) (B)	$6,500	$6,500
Georgia State, Ports Authority, Garden City Terminal Project, RB
0.300%, 09/01/10 (A) (B)	2,325	2,325
Macon, Water Authority, Ser A, RB
0.330%, 09/02/10 (B)	14,225	14,225
Main Street Natural Gas, Ser A, RB
0.260%, 09/02/10 (B)	20,000	20,000
Middle Coastal, Unified Development Authority, YMCA Coastal Project, RB
0.450%, 09/02/10 (A) (B)	2,765	2,765
Roswell, Multi-Family Housing Authority, Belcourt Project, Ser A, RB
0.300%, 09/01/10 (A) (B)	9,000	9,000

		54,815

Idaho — 1.0%
Ammon, Urban Renewal Agency, Tax Increment, Ser A, TA
0.390%, 09/02/10 (A) (B)	1,460	1,460
Idaho State, Health Facilities Authority, St. Lukes Medical Center Project, RB, AGM
0.270%, 09/01/10 (B)	8,500	8,500

		9,960

Illinois — 4.5%
Channahon Village, Morris Hospital Project, RB
0.250%, 09/02/10 (A) (B)	4,220	4,220
Chicago, Housing Authority, Putters, Ser 2933Z, RB, AGM
0.350%, 09/02/10 (B)	4,960	4,960
Deutsche Bank Spears/Lifers Trust, Ser 475, GO, AGM
0.300%, 09/02/10 (B)	6,375	6,375
Deutsche Bank Spears/Lifers Trust, Ser 534, RB, AMBAC
0.300%, 09/02/10 (B)	2,280	2,280
Deutsche Bank Spears/Lifers Trust, Ser 555, GO, AGM
0.300%, 09/06/10 (B)	1,600	1,600
Deutsche Bank Spears/Lifers Trust, Ser 653, GO, NATL
0.300%, 09/06/10 (B)	9,051	9,051
Du Page County, Benedictine University Project, RB
0.270%, 09/06/10 (A) (B)	1,100	1,100
Illinois State, Finance Authority, Glenkirk Project, RB
0.350%, 09/02/10 (A) (B)	1,840	1,840

SEI Tax Exempt Trust / Annual Report / August 31, 2010	19

SCHEDULE OF INVESTMENTS

Institutional Tax Free Fund (Continued)

August 31, 2010

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Illinois State, Finance Authority, RB
0.310%, 09/06/10 (B)	$2,855	$2,855
Illinois State, International Port District, RB
0.490%, 09/03/10 (A) (B)	4,000	4,000
JP Morgan Chase Putters/Drivers Trust, Ser 3721, RB
0.380%, 09/02/10 (B)	5,270	5,270
Oakbrook Terrace, Industrial Development Authority, Oakbrook Terrace Atrium Project, RB
0.350%, 09/01/10 (A) (B)	2,000	2,000

		45,551

Indiana — 2.6%
East Porter County, School Building Authority, Spears, Ser DB-145, RB, NATL
0.300%, 09/02/10 (B)	5,685	5,685
Eclipse Funding Trust, Solar Eclipse—IPS Multi-School Building Project, Ser 2007-0026, RB
0.290%, 09/02/10 (A) (B)	2,000	2,000
Fort Wayne, Industrial Economic Development Authority, St. Francis University Project, RB
0.290%, 09/02/10 (A) (B)	1,700	1,700
Indiana State, Development Finance Authority, Lutheran Project, RB
0.290%, 09/02/10 (A) (B)	3,735	3,735
Indiana State, Finance Authority, Floyd Memorial Hospital Project, RB
0.260%, 09/01/10 (A) (B)	1,065	1,065
Indiana State, Finance Authority, Howard Regional Health Systems Project, Ser B, RB
0.260%, 09/01/10 (A) (B)	9,090	9,090
Indianapolis, Industrial Development Authority, Joint & Clutch Service Project, RB
1.550%, 09/02/10	1,000	1,000
JP Morgan Chase Putters/Drivers Trust, Ser 3639Z, RB, AGM
0.350%, 09/07/10 (B)	1,625	1,625

		25,900

Iowa — 1.8%
Iowa State, Finance Authority, Graceland University Project, RB
0.450%, 09/02/10 (A) (B)	2,860	2,860
Iowa State, Higher Education Loan Authority, Private College - University Dubuque Project, RB
0.200%, 09/01/10 (A) (B)	500	500

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Iowa State, Higher Education Loan Authority, Private College Facilities, St. Ambrose Project, RB
0.260%, 09/01/10 (A) (B)	$5,345	$5,345
JP Morgan Chase Putters/Drivers Trust, Ser 3543, RB, AGM
0.350%, 09/06/10 (B)	4,995	4,995
Mason City, Industrial Development Authority, Supervalu Project, RB
0.270%, 09/01/10 (A) (B)	4,625	4,625

		18,325

Kansas — 0.2%
University of Kansas, Hospital Authority, Health Systems Project, RB
0.250%, 09/01/10 (A) (B)	1,975	1,975

Kentucky — 1.1%
Christian County, Ser A, RB
0.250%, 09/01/10 (A) (B)	950	950
Daviess County, Wendell Fosters Campus Project, RB
0.320%, 09/01/10 (A) (B)	2,860	2,860
JP Morgan Chase Putters/Drivers Trust, Ser 3615Z, RB
0.350%, 09/04/10 (B)	3,275	3,275
Kentucky State, Rural Water Finance Authority, Ser B-2, RB
1.250%, 01/01/11	4,000	4,007
Simpson County, Franklin Medical Center Project, RB
0.290%, 09/02/10 (A) (B)	215	215

		11,307

Louisiana — 0.1%
Louisiana State, Public Facilities Authority, St. Martins Episcopal School Project, RB
0.800%, 09/02/10 (A) (B)	1,390	1,390

Maine — 0.1%
Portland, Industrial Development Authority, W.W. Grainger Project, RB
0.700%, 09/01/10	1,315	1,315

Massachusetts — 3.5%
JP Morgan Chase Putters/Drivers Trust, Ser 3691, RB, AMBAC
0.330%, 09/02/10 (B)	1,425	1,425
JP Morgan Chase Putters/Drivers Trust, Ser 3699, GO, AMBAC
0.330%, 09/02/10 (B)	4,600	4,600
Lawrence, BAN
1.750%, 09/01/10	6,650	6,650

20	SEI Tax Exempt Trust / Annual Report / August 31, 2010

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Massachusetts State, Development Finance Agency, Assumption College Project, Ser A, RB
0.490%, 09/01/10 (A) (B)	$13,010	$13,010
Massachusetts State, Development Finance Agency, Bancroft School Issue, RB
0.290%, 09/02/10 (A) (B)	3,880	3,880
Massachusetts State, Development Finance Agency, Belmont Day School Project, RB
0.490%, 09/02/10 (A) (B)	2,105	2,105
Massachusetts State, Development Finance Agency, Marino Foundation Project, RB
0.500%, 09/02/10 (A) (B)	1,395	1,395
Massachusetts State, Development Finance Agency, Seven Hills Foundation Project, Ser A, RB
0.290%, 09/01/10 (A) (B)	1,500	1,500
Massachusetts State, Municipal Securities Trust Receipts, Ser 52, GO, FGIC
0.300%, 09/02/10 (B)	700	700

		35,265

Michigan — 0.3%
Lakeview, School District, School Building & Site Project, Ser B, GO
0.280%, 09/01/10 (B)	3,500	3,500

Minnesota — 2.7%
Blaine, Industrial Development Authority, Supervalue Project, RB
0.270%, 09/01/10 (A) (B)	2,255	2,255
Bloomington, Commercial Development Authority, ATS II Project, RB
0.270%, 09/02/10 (A) (B)	650	650
Brooklyn Center, Revenue Authority, Brookdale Corporation II Project, RB
0.250%, 09/01/10 (A) (B)	3,200	3,200
Minnanoka, North Suburban Hospital District, Health Care Project, RB
0.320%, 09/01/10 (A) (B)	1,075	1,075
Minneapolis, Revenue Authority, Minnehaha Academy Project, RB
0.250%, 09/01/10 (A) (B)	6,064	6,064
Minneapolis, Revenue Authority, People Serving People Project, Ser A, RB
0.250%, 09/01/10 (A) (B)	910	910
Minnesota State, Rural Water Finance Authority, Public Construction Projects, RB
0.650%, 04/15/11	7,000	7,000

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Roseville, Healthcare Facilities Authority, Presbyterian Homes Project, RB
0.250%, 09/01/10 (A) (B)	$1,670	$1,670
Woodbury, Saint Ambrose Project, RB
0.440%, 09/01/10 (A) (B)	4,200	4,200

		27,024

Mississippi — 1.4%
Jackson County, Port Facility Authority, Chevron USA Project, RB
0.210%, 09/01/10 (B)	12,000	12,000
Prentiss County, Industrial Development Authority, Eastern Heidelberg Project, Ser A, RB
0.700%, 09/01/10 (A) (B)	2,500	2,500

		14,500

Missouri — 0.9%
Missouri State, Health & Educational Facilities Authority, Children’s Mercy Hospital Project, Ser B, RB
0.260%, 09/01/10 (A) (B)	605	605
Missouri State, Health & Educational Facilities Authority, De Smet Jesuit High School Project, RB
0.250%, 09/01/10 (A) (B)	200	200
Missouri State, Health & Educational Facilities Authority, Drury College Project, RB
0.270%, 09/01/10 (A) (B)	775	775
Missouri State, Public Utilities Commission, Interim Constraint Notes, RB
2.000%, 08/01/11	2,000	2,023
North Kansas City, Hospital Revenue Authority, RB
0.210%, 09/01/10 (A) (B)	4,000	4,000
St. Louis County, Industrial Development Authority, Schnuck Markets Kirkwood Project, RB
0.310%, 09/02/10 (A) (B)	1,300	1,300

		8,903

Nebraska — 2.3%
Central Plains, Energy Project #2, RB
0.310%, 09/02/10 (B)	20,115	20,115
Norfolk, Industrial Development Revenue Authority, Supervalu Project, RB
0.270%, 09/01/10 (A) (B)	2,800	2,800

		22,915

SEI Tax Exempt Trust / Annual Report / August 31, 2010	21

SCHEDULE OF INVESTMENTS

Institutional Tax Free Fund (Continued)

August 31, 2010

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New Hampshire — 2.3%
New Hampshire State, Business Finance Authority, Monadnock Community Hospital Project, RB
0.150%, 09/01/10 (A) (B)	$9,325	$9,325
New Hampshire State, Business Finance Authority, Taylor Home Project, Ser A, RB
0.250%, 09/02/10 (A) (B)	5,305	5,305
New Hampshire State, Business Finance Authority, Taylor Home Project, Ser B, RB
0.250%, 09/02/10 (A) (B)	8,600	8,600

		23,230

New Jersey — 1.5%
Bedminster Township, BAN
1.250%, 12/10/10	2,456	2,459
Deutsche Bank Spears/Lifers Trust, Ser 511, RB, NATL
0.300%, 09/02/10 (B)	10,220	10,220
Hudson County, Improvement Authority, Revenue Notes, RB
1.250%, 01/19/11	3,000	3,006

		15,685

New York — 7.4%
Amsterdam, Enlarged City School District, BAN
1.250%, 06/30/11	7,700	7,722
Chautauqua County, Industrial Development Agency, Ser A, RB
0.280%, 09/02/10 (A) (B)	4,000	4,000
Cohoes City, School District, BAN
1.250%, 06/23/11	4,785	4,797
Forest City, New Rochelle, Revenue Bond Certificate Trust, RB
0.360%, 09/02/10 (A) (B)	1,655	1,655
Fulton City, School District, BAN
1.100%, 06/30/11	5,695	5,699
JP Morgan Chase Putters/Drivers Trust, Ser 3541Z, RB, NATL-RE FGIC
0.330%, 09/02/10 (B)	4,995	4,995
Liberty, Central School District, BAN
1.500%, 12/23/10	3,500	3,506
New York City, Housing Development Authority, Multi-Family - The Crest Project, Ser A, RB
0.320%, 09/01/10 (A) (B)	2,700	2,700
New York City, Housing Development Authority, Ser 2899, RB
0.320%, 09/02/10 (B)	7,585	7,585

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New York City, Sub-Ser A-4, GO
0.270%, 09/01/10 (A) (B)	$400	$400
New York State, Dormitory Authority, Museum of Art Project, Ser A, RB
0.210%, 09/01/10 (B)	370	370
New York State, Dormitory Authority, Oxford University Press Project, RB
0.310%, 09/01/10 (A) (B)	2,330	2,330
0.280%, 09/01/10 (A) (B)	4,000	4,000
New York State, Dormitory Authority, RB
0.320%, 09/05/10 (B)	5,905	5,905
New York State, Thruway Authority, Ser 2800, RB
0.320%, 09/01/10 (B)	14,865	14,865
Plattsburgh City, School District, BAN
1.200%, 07/08/11	3,800	3,805
Triborough Bridge & Tunnel Authority, Sub-Ser B-3, RB
0.290%, 09/06/10 (B)	300	300

		74,634

North Carolina — 4.3%
BB&T Municipal Trust, Ser 1012, RB
0.300%, 09/02/10 (A) (B)	6,975	6,975
BB&T Municipal Trust, Ser 1021, RB
0.300%, 09/02/10 (A) (B)	3,045	3,045
BB&T Municipal Trust, Ser 1039, RB
0.300%, 09/02/10 (A) (B)	7,500	7,500
BB&T Municipal Trust, Ser 2013, COP
0.260%, 09/02/10 (A) (B)	11,255	11,255
BB&T Municipal Trust, Ser 2036, RB
0.310%, 09/02/10 (B)	700	700
North Carolina State, Medical Care Commission, Sisters of Mercy Services Project, RB
0.300%, 09/06/10 (A) (B)	125	125
University of North Carolina at Chapel Hill, Ser B, RB
0.250%, 09/01/10 (B)	14,440	14,440

		44,040

Ohio — 2.8%
Akron, Various Purposes, BAN
1.250%, 12/09/10	5,000	5,009
Circleville City, School District, Construction & Improvement Notes, GO
2.000%, 11/23/10	3,000	3,008
Cuyahoga County, Cleveland Clinic Project, Sub-Ser B1, RB
0.250%, 09/01/10 (B)	100	100
Deutsche Bank Spears/Lifers Trust, Ser 570, RB, AGM
0.330%, 09/02/10 (B)	5,150	5,150

22	SEI Tax Exempt Trust / Annual Report / August 31, 2010

Description	Face Amount ($ Thousands)	Value ($ Thousands)

East Liverpool, Hospital Revenue Authority, East Liverpool City Hospital Project, RB
0.300%, 09/06/10 (A) (B)	$3,165	$3,165
Hamilton County, Economic Development Authority, Cincinnati Symphony Orchestra Project, RB
0.280%, 09/02/10 (A) (B)	3,055	3,055
South Euclid, Ser B, BAN
1.750%, 09/30/10	2,000	2,002
Summit County, Port Authority, Barberton YMCA Project, RB
0.320%, 09/06/10 (A) (B)	3,055	3,055
Warren County, Health Care Facilities Revenue, Otterbein Homes Project, RB
0.270%, 09/06/10 (A) (B)	4,000	4,000

		28,544

Pennsylvania — 3.1%
Allegheny County, Industrial Development Authority, Sacred Heart High School Project, RB
0.290%, 09/02/10 (A) (B)	1,100	1,100
Allegheny County, Redevelopment Authority, Brentwood Town Square Project, Ser A, TA
0.320%, 09/02/10 (A) (B)	1,885	1,885
Pennsylvania State, Economic Development Financing Authority, RB
0.250%, 09/01/10 (A) (B)	6,000	6,000
Pennsylvania State, Higher Educational Facilities Authority, Association of Independent Colleges Project, Ser I-5, RB
0.290%, 09/02/10 (A) (B)	3,600	3,600
Pittsburgh, Water & Sewer Authority, First Lien, Ser D-2, RB, AGM
0.210%, 09/02/10 (B)	13,000	13,000
RBC Municipal Products Trust, Ser E-12, RB
0.290%, 09/06/10 (A) (B)	4,000	4,000
West Cornwall Township, Municipal Authority, Senior Living Facility - Lebanon Valley, RB
0.280%, 09/02/10 (A) (B)	1,995	1,995

		31,580

Puerto Rico — 5.1%
Austin Trust, Variable Certificates, Ser 2008-355, RB
0.410%, 09/02/10 (A) (B)	11,500	11,500

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Deutsche Bank Spears/Lifers Trust, Ser 344, RB, NATL-RE AMBAC
0.290%, 09/02/10 (B)	$1,565	$1,565
Puerto Rico Commonwealth, Electric Power Authority, Municipal Securities Trust Receipts, Ser 36 A, RB
0.300%, 09/02/10 (A) (B)	8,160	8,160
Puerto Rico Commonwealth, Sales Tax Financing Authority, Ser 11758, RB
0.310%, 09/04/10 (B)	13,800	13,800
Puerto Rico Commonwealth, Sales Tax Financing Authority, Ser 11765, RB
0.310%, 09/04/10 (B)	17,200	17,200

		52,225

South Carolina — 0.9%
Macon Trust, Variable Certificates, Ser 2007-303, RB
0.350%, 09/02/10 (A) (B)	4,600	4,600
South Carolina State, Public Service Authority, Putters, Ser 1203, RB, AMBAC
0.350%, 09/05/10 (B)	4,800	4,800

		9,400

South Dakota — 0.4%
Watertown, Industrial Development Revenue Authority, Supervalu Project, RB
0.270%, 09/01/10 (A) (B)	3,900	3,900

Tennessee — 0.9%
Montgomery County, Public Building Authority, RB
0.250%, 09/01/10 (A) (B)	9,600	9,600

Texas — 6.2%
Deutsche Bank Spears/Lifers Trust, Ser 514, GO
0.300%, 09/05/10 (B)	7,405	7,405
Deutsche Bank Spears/Lifers Trust, Ser 533, RB, AMBAC
0.300%, 09/05/10 (B)	3,615	3,615
Deutsche Bank Spears/Lifers Trust, Ser 548, RB, FGIC
0.300%, 09/02/10 (B)	3,930	3,930
Dickinson, Independent School District, Municipal Securities Trust Receipts, Ser SGA94, GO
0.230%, 09/01/10 (B)	7,200	7,200
Eclipse Funding Trust, Solar Eclipse - El Paso, Ser 2006-0071, GO
0.300%, 09/02/10 (A) (B)	3,900	3,900

SEI Tax Exempt Trust / Annual Report / August 31, 2010	23

SCHEDULE OF INVESTMENTS

Institutional Tax Free Fund (Continued)

August 31, 2010

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Harris County, Cultural Education Facilities Finance, Methodist Hospital Project, Sub-Ser C-2, RB
0.170%, 09/01/10 (B)	$7,140	$7,140
Harris County, Health Facilities Development, Baylor College of Medicine Project, Ser B, RB
0.190%, 09/01/10 (A) (B)	5,435	5,435
Houston, Ser 11289, GO, NATL
0.300%, 09/04/10 (B)	4,600	4,600
Port of Port Arthur, Navigation District, Motiva Enterprises Project, Ser B, RB
0.250%, 09/01/10 (B)	5,000	5,000
Tarrant County, Cultural Education Facilities Finance, Ser 1761, RB
0.310%, 09/01/10 (B)	9,875	9,875
Tyler, Waterworks & Sewer Revenue Authority, Municipal Securities Trust Receipts, Ser 112, RB, FGIC
0.290%, 09/01/10 (B)	5,300	5,300

		63,400

Utah — 0.8%
Lehi. Electric Utility Revenue Authority, RB
0.300%, 09/02/10 (A) (B)	7,100	7,100
West Valley, Industrial Development Authority, Johnson Matthey Project, RB
0.270%, 09/01/10 (A) (B)	850	850

		7,950

Vermont — 1.9%
Vermont State, Educational & Health Buildings Financing Agency, Copley Hospital Project, Ser A, RB
0.270%, 09/02/10 (A) (B)	3,775	3,775
Vermont State, Educational & Health Buildings Financing Agency, Porter Hospital Project, Ser A, RB
0.250%, 09/02/10 (A) (B)	4,735	4,735
Vermont State, Educational & Health Buildings Financing Agency, Springfield Project, Ser A, RB
0.250%, 09/02/10 (A) (B)	7,830	7,830
Winooski, Special Obligation, Ser A, TA
0.250%, 09/01/10 (A) (B)	3,000	3,000

		19,340

Virginia — 0.7%
Virginia Commonwealth University, Ser B, RB, AMBAC
0.270%, 09/01/10 (A) (B)	6,825	6,825

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Washington — 1.9%
Central Puget Sound, Regional Transit Authority, Putters, Ser 2625Z, RB, AGM
0.280%, 09/01/10 (B)	$100	$100
Eclipse Funding Trust, RB
0.270%, 09/01/10 (A) (B)	3,100	3,100
University of Washington, Floaters, Ser 3005, RB
0.240%, 09/02/10 (B)	500	500
Washington State Housing Finance Commission, RB
0.300%, 09/02/10 (A) (B)	4,800	4,800
Washington State, Health Care Facilities Authority, Ser 11723, RB
0.310%, 09/02/10 (B)	7,310	7,310
Washington State, Health Care Facilities Authority, Swedish Health Services Project, RB
0.290%, 09/01/10 (A) (B)	2,600	2,600
Washington State, Housing Finance Commission, Annie Wright School Project, RB
0.270%, 09/01/10 (A) (B)	270	270
Washington State, Housing Finance Commission, Christa Project, Ser B, RB
0.290%, 09/02/10 (A) (B)	285	285
Washington State, Housing Finance Commission, Tacoma Art Museum Project, RB
0.260%, 09/01/10 (A) (B)	400	400

		19,365

West Virginia — 1.5%
Charleston, Building Commission Parking Facilities Authority, Charleston Town Center Parking Project, Ser A, RB
0.420%, 09/02/10 (A) (B)	6,570	6,570
Parkersburg, Industrial Development Authority, B-H Association Project, RB
0.420%, 09/06/10 (A) (B)	3,500	3,500
Putnam County, Industrial Development Authority, FMC Corporation Project, RB
0.300%, 09/01/10 (A) (B)	5,300	5,300

		15,370

Wisconsin — 5.3%
Wisconsin State, Health & Educational Facilities Authority, Edgewood College Project, RB
0.250%, 09/01/10 (A) (B)	4,890	4,890

24	SEI Tax Exempt Trust / Annual Report / August 31, 2010

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Wisconsin State, Health & Educational Facilities Authority, Lutheran College Project, RB
0.250%, 09/01/10 (A) (B)	$300	$300
Wisconsin State, Health & Educational Facilities Authority, Madison Family Medicine Project, RB
0.600%, 09/02/10 (A) (B)	3,810	3,810
Wisconsin State, Health & Educational Facilities Authority, Ser 2113, RB
0.370%, 09/02/10 (B)	35,534	35,533
Wisconsin State, Health & Educational Facilities Authority, Ser 2187, RB
0.320%, 09/03/10 (B)	1,579	1,579
Wisconsin State, Housing & Economic Development Authority, Ser B, RB
0.450%, 09/02/10 (B)	7,220	7,220

		53,332

Multi-State — 5.3%
BB&T Municipal Trust, Ser 1007, RB
0.360%, 09/02/10 (A) (B)	16,700	16,700
BB&T Municipal Trust, Ser 1010, RB
0.360%, 09/02/10 (A) (B)	2,920	2,920
BB&T Municipal Trust, Ser 1013, COP
0.360%, 09/02/10 (A) (B)	500	500
BB&T Municipal Trust, Ser 1024, RB
0.360%, 09/02/10 (A) (B)	5,100	5,100
BB&T Municipal Trust, Ser 1025, RB
0.360%, 09/06/10 (A) (B)	10,795	10,795
BB&T Municipal Trust, Ser 1027, RB
0.360%, 09/06/10 (A) (B)	6,785	6,785
BB&T Municipal Trust, Ser 1034, RB
0.360%, 09/01/10 (A) (B)	1,500	1,500
BB&T Municipal Trust, Ser 1037, RB
0.390%, 09/02/10 (A) (B)	5,300	5,300
BB&T Municipal Trust, Ser 2031, RB, AGM
0.330%, 09/02/10 (B)	1,000	1,000
BB&T Municipal Trust, Ser 5000, RB
0.440%, 09/01/10 (A) (B)	1,192	1,192
Northeast Tax-Exempt Bond Grantor Trust, RB
0.350%, 09/02/10 (A) (B)	1,500	1,500

		53,292

Total Municipal Bonds (Cost $1,006,512) ($ Thousands)		1,006,512

Total Investments — 99.1% (Cost $1,006,512) ($ Thousands)		$1,006,512

Percentages are based on Net Assets of $1,015,142 ($ Thousands).

(A)	Securities are held in connection with a letter of credit issued by a major bank.

(B)	Floating Rate Instrument. The rate reflected on the Schedule of Investments is the rate in effect on August 31, 2010. The demand and interest rate reset feature gives this security a shorter effective maturity date.

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

BAN — Bond Anticipation Note

COP — Certificate of Participation

FGIC — Financial Guaranty Insurance Company

GO — General Obligation

NATL — National Public Finance Guarantee Corporation

RB — Revenue Bond

RE — Reinsurance provided by the aforementioned guarantor.

Ser — Series

TA — Tax Allocation

TRAN — Tax and Revenue Anticipation Note

XLCA — XL Capital Assurance

As of August 31, 2010, all the Fund’s investments are Level 2 in accordance with ASC 820 (see Note 2).

The accompanying notes are an integral part of the financial statements.

SEI Tax Exempt Trust / Annual Report / August 31, 2010	25

SCHEDULE OF INVESTMENTS

Intermediate-Term Municipal Fund

August 31, 2010

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MUNICIPAL BONDS — 98.9%

Alabama — 1.0%
Alabama State, Public School & College Authority, Capital Improvement Project, Ser B, RB Callable 05/01/13 @ 103
5.000%, 05/01/14	$5,000	$5,698
Mobile, Industrial Development Board of Pollution, Barry Power Company Project, Ser B, RB
4.875%, 06/01/34 (A)	3,500	3,783

		9,481

Alaska — 1.8%
Alaska State, Energy & Power Authority, Bradley Lake Project, Ser 4, RB, AGM
6.000%, 07/01/14	2,920	3,394
Alaska State, Housing Finance Authority, Ser A-1, RB Callable 10/04/10 @ 100
6.000%, 06/01/15	1,940	1,943
Alaska State, Housing Finance Authority, Ser B, RB, NATL Callable 06/01/15 @ 100
5.000%, 12/01/20	5,000	5,414
Alaska State, Industrial Development & Export Authority, Ser A, RB Callable 04/01/20 @ 100
5.250%, 04/01/23	3,510	4,021
Alaska State, International Airport Authority, Ser A, AMT, RB, NATL
5.000%, 10/01/12	2,000	2,137

		16,909

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Arizona — 3.6%
Arizona State, Agricultural Improvement & Power Authority, Salt River Project, Ser B, RB Callable 01/01/13 @ 100
5.000%, 01/01/25	$4,000	$4,242
Arizona State, Health Facilities Authority, Banner Health Project, Ser A, RB Callable 01/01/17 @ 100
5.000%, 01/01/18	4,500	4,942
Arizona State, Transportation Board, Maricopa County Region Area Road Project, RB
5.000%, 07/01/16	1,525	1,813
Coconino County, Pollution Control, AMT, RB
0.250%, 11/01/33 (A) (B)	1,000	1,000
Maricopa County, Pollution Control Authority, Public Service Company, Ser B, RB
5.200%, 06/01/43 (A)	3,690	3,850
Mesa, Utility Systems Authority, RB, NATL-RE FGIC
6.500%, 07/01/11	2,000	2,091
Phoenix, Civic Improvement Corporation, Junior Lien, RB, NATL Callable 07/01/17 @ 100
5.000%, 07/01/20	2,000	2,290
Phoenix, Civic Improvement Corporation, Junior Lien, Ser A, RB Callable 07/01/20 @ 100
5.000%, 07/01/26	3,500	3,779
Pima County, Sewer System Authority, RB, AGM Callable 07/01/20 @ 100
5.000%, 07/01/23	2,000	2,265
Pima County, Unified School District, GO, AGM Callable 07/01/12 @ 100
4.750%, 07/01/14	3,000	3,205
Scottsdale, Industrial Development Authority, Scottsdale Healthcare Project, Ser A, RB Callable 09/01/18 @ 100
5.000%, 09/01/19	3,820	4,131

		33,608

Arkansas — 0.4%
Arkansas State, Development Finance Authority, Mortgage Backed Securities Program, Ser A, RB Callable 01/01/11 @ 100
4.700%, 07/01/16	225	225

26	SEI Tax Exempt Trust / Annual Report / August 31, 2010

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Arkansas State, University of Central Arkansas, Auxiliary Project, Ser C, RB, AMBAC
6.125%, 04/01/26	$1,535	$1,844
Arkansas State, University of Central Arkansas, Student Fee Project, Ser B, RB, AMBAC
6.125%, 04/01/26	1,535	1,844

		3,913

California — 11.5%
California State, Communities Development Authority, Kaiser Permanente Project, Ser A, RB
5.000%, 04/01/19	3,410	3,859
California State, Communities Development Authority, RB
5.000%, 06/15/13	1,665	1,838
California State, Department of Water Resources, Ser L, RB
5.000%, 05/01/19	4,000	4,865
California State, GO Callable 12/01/10 @ 100
5.250%, 06/01/12	690	698
California State, GO Callable 10/01/19 @ 100
5.250%, 10/01/21	8,130	9,406
California State, GO Callable 04/01/11 @ 100
6.250%, 10/01/19	480	482
California State, GO
5.000%, 03/01/17	2,675	3,089
5.000%, 10/01/18	3,000	3,505
California State, GO Callable 04/01/19 @ 100
6.500%, 04/01/33	3,000	3,521
5.500%, 04/01/21	5,000	5,840
California State, Housing Finance Agency, Ser M, AMT, RB Callable 02/01/18 @ 100
5.950%, 08/01/25	2,770	2,852
California State, Municipal Finance Authority, Community Hospitals Project, RB Callable 02/01/19 @ 100
5.250%, 02/01/24	920	938
California State, Ser A, GO Callable 07/01/19 @ 100
5.250%, 07/01/21	1,745	2,086
5.000%, 07/01/20	5,000	5,924
Golden State, Tobacco Securitization Project, Capital Appreciation Project, Ser A, RB, AMBAC Callable 06/01/18 @ 100
4.600%, 06/01/23	3,500	3,246

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Golden State, Tobacco Securitization Project, Ser A, RB, AMBAC Callable 09/20/10 @ 100
5.000%, 06/01/20	$1,000	$991
Golden State, Tobacco Securitization Project, Ser A-1, RB Pre-Refunded @ 100
6.750%, 06/01/13 (C)	1,500	1,751
Golden State, Tobacco Securitization Project, Ser A-1, RB Callable 06/01/17 @ 100
4.500%, 06/01/27	2,815	2,538
Imperial, Irrigation & Electric District, RB Callable 11/01/18 @ 100
5.250%, 11/01/19	1,000	1,207
5.250%, 11/01/20	1,000	1,190
Kings River, Conservation District, Peaking Project, COP
5.000%, 05/01/12	2,300	2,426
Lammersville, School District #2002, Mountain House Project, Special Tax Obligation Callable 09/01/16 @ 100
5.125%, 09/01/35	1,000	873
Los Angeles County, Metropolitan Transportation Authority, RB
5.000%, 07/01/17	3,000	3,621
Los Angeles, Unified School District, Election 1997 Project, Ser F, GO, FGIC Callable 07/01/13 @ 100
5.000%, 07/01/21	1,875	2,035
Los Angeles, Unified School District, Election 2004 Project, Ser G, GO, AMBAC Callable 07/01/16 @ 100
5.000%, 07/01/31	2,110	2,215
M-S-R Energy Authority, Ser A, RB
6.125%, 11/01/29	2,300	2,535
Northern California, Tobacco Securitization Authority, Ser A-1, RB Callable 06/01/15 @ 100
4.750%, 06/01/23	820	768
Roseville Westpark, Community Facilities District #1, Special Tax Obligation Callable 03/01/11 @ 103
5.200%, 09/01/26	1,000	924
Sacramento County, California Airport Systems Project, Sub-Ser D, RB Callable 07/01/18 @ 100
5.500%, 07/01/28	1,345	1,457

SEI Tax Exempt Trust / Annual Report / August 31, 2010	27

SCHEDULE OF INVESTMENTS

Intermediate-Term Municipal Fund (Continued)

August 31, 2010

Description	Face Amount ($ Thousands)	Value ($ Thousands)

San Diego, Public Facilities Financing Authority, Ser A, RB Callable 05/15/19 @ 100
5.000%, 05/15/25	$5,000	$5,630
San Francisco City & County, Public Utilities Commission, Ser B, RB Callable 11/01/19 @ 100
5.000%, 11/01/26	2,500	2,870
Southern California, Public Power Authority, Canyon Power Project, Ser A, RB Callable 01/01/20 @ 100
5.000%, 07/01/22	3,050	3,567
Southern California, Public Power Authority, Windy Point/Windy Flats Project, RB Callable 07/01/20 @ 100
5.000%, 07/01/23	2,000	2,325
Tuolumne, Wind Project Authority, Tuolumne Project, Ser A, RB Callable 01/01/19 @ 100
5.250%, 01/01/23	2,245	2,540
University of California, Ser A, RB, AMBAC
5.000%, 05/15/13	5,500	6,142
University of California, Ser Q, RB Callable 05/15/17 @ 101
5.250%, 05/15/23	4,000	4,663
Vernon, Electrical Systems Revenue Authority, Ser A, RB Callable 08/01/19 @ 100
5.125%, 08/01/21	3,000	3,241

		107,658

Colorado — 0.3%
Colorado State, Housing & Finance Authority, Single-Family Housing Program, Sub-Ser C, RB Callable 08/01/11 @ 102
4.875%, 08/01/13	85	85
Denver, Regional Transportation District, RB Callable 07/15/20 @ 100
6.500%, 01/15/30	2,220	2,457

		2,542

Connecticut — 1.3%
Connecticut State, Economic Recovery Authority, Ser A, GO
5.000%, 01/01/14	2,600	2,966
Connecticut State, Health & Educational Facility Authority, Yale University Project, Ser A-1, RB Callable 07/01/18 @ 100
5.000%, 07/01/25	3,500	4,043

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Connecticut State, Special Tax Obligation, 2nd Lien, Ser 1
5.000%, 02/01/16	$3,000	$3,554
Connecticut State, Transportation Infrastructure Authority, Special Tax Obligation, Ser B, RB
6.125%, 09/01/12	1,100	1,151

		11,714

Florida — 8.8%
Broward County, Airport System Authority, Ser L, RB, AMBAC Callable 10/01/14 @ 100
5.000%, 10/01/16	3,500	3,867
Broward County, School Board, Ser B, COP, AGM
5.250%, 07/01/16	5,000	5,735
Clearwater, Water & Sewer Authority, Ser B, RB
5.000%, 12/01/15	2,580	2,977
Escambia County, Health Facilities Authority, Ascension Health Credit Project, Ser A, RB
5.250%, 11/15/13	1,500	1,694
Florida State, Citizens Property Insurance, Secured - High Risk Account, Ser A, RB, NATL
5.000%, 03/01/14	2,500	2,684
Florida State, Citizens Property Insurance, Secured - High Risk Account, Ser A-1, RB
6.000%, 06/01/16	5,000	5,667
5.250%, 06/01/17	2,815	3,037
Florida State, Division of Bond Finance, Environmental Protection Preservation Project, Ser A, RB, AGM
6.000%, 07/01/13	3,490	3,961
Florida State, Housing Finance Authority, Homeowner Mortgage Project, Ser 1, RB, AGM Callable 09/20/10 @ 100
5.750%, 01/01/17	30	30
Florida State, Hurricane Catastrophe Fund, Ser A, RB
5.000%, 07/01/16	2,250	2,490
Florida State, Municipal Power Agency, All Requirements Power Project, Ser A, RB Callable 10/01/18 @ 100
5.250%, 10/01/21	5,500	6,259
Florida State, Municipal Power Agency, All Requirements Power Project, Ser A, RB Callable 10/01/19 @ 100
5.250%, 10/01/21	3,475	4,006

28	SEI Tax Exempt Trust / Annual Report / August 31, 2010

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Florida State, Water Pollution Control Financing Authority, Ser A, RB Callable 01/15/19 @ 100
5.000%, 01/15/25	$3,000	$3,377
Gulf Breeze, Miami Beach Local Government Project, Ser E, RB, FGIC
5.000%, 12/01/20	1,465	1,520
Hillsborough County, SAB, NATL-RE FGIC
5.000%, 03/01/16	3,375	3,736
Hillsborough County, School Board, COP, NATL
5.000%, 07/01/16	1,290	1,462
Jacksonville, Aviation Authority, AMT, RB, AMBAC
5.000%, 10/01/15	2,910	3,198
Miami-Dade County, Educational Facilities Authority, University of Maimi Project, Ser B, RB, AMBAC
5.000%, 04/01/17	2,000	2,260
Miami-Dade County, Educational Facilities Authority, University of Miami Project, Ser A, RB, AMBAC Pre-Refunded @ 100
5.000%, 04/01/14 (C)	4,500	5,167
Miami-Dade County, Public Facilities Authority, Jackson Health Systems Project, Ser B, RB, NATL
5.000%, 06/01/14	4,370	4,752
Miami-Dade County, Water & Sewer Authority, Ser B, RB, AGM
5.250%, 10/01/19	3,000	3,669
Orlando, Aviation Authority, Ser A, AMT, RB, AGM
5.000%, 10/01/15	3,500	3,934
Orlando, Utilities Commission, Ser C, RB
5.000%, 10/01/14	2,100	2,433
Palm Beach County, Solid Waste Authority, RB, AMBAC
5.000%, 10/01/11	3,000	3,134
Tampa, Solid Waste Systems Authority, AMT, RB, AGM
5.000%, 10/01/15	1,500	1,640

		82,689

Georgia — 2.9%
Atlanta, Water & Wastewater Revenue Authority, Ser A, RB Callable 11/01/19 @ 100
6.000%, 11/01/21	5,000	6,064
6.000%, 11/01/25	1,950	2,284

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Clayton County, Development Authority, Delta Airlines Project, Ser A, RB Callable 06/01/20 @ 100
8.750%, 06/01/29	$1,125	$1,266
Gainesville, Redevelopment Authority, Riverside Military Academy Project, RB Callable 03/01/17 @ 100
5.125%, 03/01/37	1,865	1,335
Georgia State, Housing & Finance Authority, Single Family Mortgage Project, Sub-Ser B-4, AMT, RB Callable 10/04/10 @ 100
5.250%, 06/01/20	2,540	2,673
Georgia State, Municipal Electric Power Authority, Ser V, RB, NATL
6.500%, 01/01/12	1,790	1,856
Gwinnett County, Development Authority, Public Schools Project, COP, NATL Pre-Refunded @ 100
5.250%, 01/01/14 (C)	2,000	2,307
Gwinnett County, School District, GO Pre-Refunded @ 100
5.000%, 02/01/23 (C)	3,080	3,759
Gwinnett County, School District, GO
5.000%, 02/01/21	3,290	4,122
Marietta, Development Authority, Life University Project, RB Callable 06/15/18 @ 100
6.250%, 06/15/20	1,155	1,140

		26,806

Guam — 0.2%
Territory of Guam, Ser A, RB Callable 12/01/19 @ 100
5.625%, 12/01/29	1,210	1,303
5.375%, 12/01/24	750	821

		2,124

Hawaii — 0.4%
Honolulu City & County, Board of Water Supply, Ser B, AMT, RB, NATL
5.000%, 07/01/15	1,000	1,121
Honolulu City & County, Wastewater Authority, 2nd Bond Resolution, Ser A, RB Callable 07/01/19 @ 100
5.000%, 07/01/21	2,500	2,913

		4,034

Idaho — 0.0%
Idaho State, Housing & Finance Association, Single-Family Mortgage Project, Ser C, AMT, RB Callable 01/01/11 @ 100
5.600%, 01/01/21	125	127

SEI Tax Exempt Trust / Annual Report / August 31, 2010	29

SCHEDULE OF INVESTMENTS

Intermediate-Term Municipal Fund (Continued)

August 31, 2010

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Illinois — 3.0%
Chicago, Airport Authority, O’Hare International Airport Project, Second Lien, AMT, RB, AMBAC Callable 10/04/10 @ 101
5.500%, 01/01/12	$5,000	$5,063
Chicago, Ser A, GO, AGM Pre-Refunded @ 100
5.000%, 01/01/14 (C)	2,590	2,966
Illinois State, Finance Authority, Palos Hospital Project, Ser C, RB
5.000%, 05/15/16	2,000	2,217
Illinois State, GO Callable 01/01/20 @ 100
5.000%, 01/01/22	3,500	3,781
Illinois State, Regional Transportation Authority, Ser A, RB, NATL-RE FGIC
5.500%, 07/01/23	2,095	2,523
Illinois State, Regional Transportation Authority, Ser B, RB, NATL
5.500%, 06/01/20	2,710	3,307
Illinois State, Ser B, GO
5.000%, 01/01/13	5,000	5,358
Illinois State, Toll Highway Authority, Ser A-1, RB Callable 01/01/20 @ 100
5.000%, 01/01/25	2,250	2,466

		27,681

Indiana — 2.0%
Indiana State, Finance Authority, Revolving Funding Program, Ser A, RB
5.000%, 02/01/16	3,000	3,564
Indiana State, Health Facilities Financing Authority, Ascension Health Project, Ser A, RB
5.000%, 10/01/27 (A)	2,900	2,978
Indiana State, Office Building Commission, State Office Building II Facilities Project, Ser D, RB
6.900%, 07/01/11	1,105	1,163
Indiana University, Student Fees Project, Ser S, RB Callable 08/01/18 @ 100
5.000%, 08/01/19	2,000	2,411
Indianapolis, Airport Authority, Industrial Public Improvement Project, Ser F, AMT, RB, AMBAC
5.000%, 01/01/15	2,000	2,183
Indianapolis, Gas Utility Authority, 2nd Lien, Ser A, RB, AGM Callable 08/15/20 @ 100
5.000%, 08/15/23	3,315	3,748

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Indianapolis, Thermal Energy Systems Project, Ser A, RB, NATL Callable 10/01/11 @ 101
5.500%, 10/01/12	$2,860	$3,012

		19,059

Iowa — 0.3%
Iowa State, Finance Authority, Pollution Control Facilities, Interstate Power Project, RB, FGIC
5.000%, 07/01/14	2,250	2,497

Kansas — 0.1%
Wyandotte County, Kansas City Unified Government, Legends Village West Project, RB Callable 10/01/16 @ 100
4.875%, 10/01/28	1,450	1,093

Louisiana — 0.5%
Louisiana State, Citizens Property Insurance, Ser C-2, RB, AGM Callable 06/01/18 @ 100
6.750%, 06/01/26	2,400	2,839
New Orleans, Aviation Board, Ser B-2, AMT, RB, AGM
5.000%, 01/01/13	1,735	1,850

		4,689

Maryland — 2.3%
Maryland State, Department of Transportation, Port Administration Facilities Project, AMT, COP, AMBAC
5.250%, 06/15/14	1,335	1,498
Maryland State, Economic Development Authority, Potomac Project, RB Callable 03/01/19 @ 100
6.200%, 09/01/22	1,335	1,581
Maryland State, Economic Development Authority, Transportation Facilities Project, Ser A, RB Callable 06/01/20 @ 100
5.375%, 06/01/25	2,820	2,938
Maryland State, State & Local Facilities Loan, Ser 1, GO
5.000%, 03/15/17	3,000	3,649
Maryland State, State & Local Facilities Loan, Ser 2, GO
5.000%, 08/01/16	3,925	4,754
Maryland State, State & Local Facilities Loan, Ser C, GO
5.000%, 11/01/17	1,725	2,120

30	SEI Tax Exempt Trust / Annual Report / August 31, 2010

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Maryland State, Transportation Authority, RAN
5.250%, 03/01/17	$4,250	$5,189

		21,729

Massachusetts — 3.9%
Massachusetts Bay, Transportation Authority, General Transportation System Project, Ser A, RB
5.500%, 03/01/12	1,580	1,632
Massachusetts Bay, Transportation Authority, Ser A, RB
5.000%, 07/01/22	3,000	3,695
Massachusetts State, Federal Highway Project, Ser A, GAN, AGM
5.000%, 12/15/14	5,000	5,814
Massachusetts State, Health & Educational Facilities Authority, Lahey Clinic Medical Center Project, Ser C, RB, NATL-RE FGIC
5.000%, 08/15/14	2,395	2,599
Massachusetts State, Health & Educational Facilities Authority, Lowell General Hospital Project, Ser B, RB, AGM Callable 10/04/10 @ 100
5.250%, 06/01/11	1,585	1,590
Massachusetts State, Health & Educational Facilities Authority, Massachusetts Institute of Technology Project, Ser M, RB
5.250%, 07/01/29	1,500	1,925
Massachusetts State, Health & Educational Facilities Authority, Northeastern University Project, Ser T-1, RB
4.125%, 10/01/37 (A)	1,570	1,631
Massachusetts State, Ser A, GO
5.250%, 08/01/13	3,235	3,662
Massachusetts State, Ser C, GO, AGM
5.500%, 12/01/17	3,000	3,746
Massachusetts State, Water Pollution Abatement Authority, Ser 1, RB
5.000%, 08/01/15	2,770	3,290
5.000%, 08/01/16	2,250	2,715
Massachusetts State, Water Resources Authority, Ser A, RB, FGIC
6.125%, 08/01/11 (D)	1,000	1,053
Massachusetts State, Water Resources Authority, Ser B, RB
5.000%, 08/01/15	2,895	3,423

		36,775

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Michigan — 1.1%
Detroit, Sewer Disposal Revenue Authority, Senior Lien, Ser C-1, RB Callable 07/01/19 @ 100
6.500%, 07/01/24	$4,000	$4,724
Michigan State, Environmental Protection Program, GO
6.250%, 11/01/12	2,330	2,455
Michigan State, Strategic Fund, Dow Chemical Project, Ser B-2, RB
6.250%, 06/01/14	3,000	3,404

		10,583

Minnesota — 1.5%
Minneapolis, Health Care Authority, Fairview Health Services Project, Ser A, RB Callable 11/15/18 @ 100
6.375%, 11/15/23	3,250	3,840
Minnesota State, Highway & Various Purpose Project, GO Callable 08/01/17 @ 100
5.000%, 08/01/19	3,420	4,089
Minnesota State, Municipal Power Agency, RB Callable 10/01/15 @ 100
5.250%, 10/01/21	1,000	1,107
St. Louis Park, Health Care Authority, Nicollet Health Services Project, Ser C, RB
5.500%, 07/01/17	4,240	4,811

		13,847

Missouri — 1.3%
Cape Girardeau County, Industrial Development Authority, St. Francis Medical Center Project, RB Callable 06/01/14 @ 100
5.500%, 06/01/34	300	306
Missouri State, Development Finance Board of Infrastructure, Crackerneck Creek Project, Ser C, TA Callable 03/01/14 @ 100
5.000%, 03/01/26	1,000	1,023
Missouri State, Highway & Transportation Commission, 2nd Lien, RB Callable 05/01/17 @ 100
5.250%, 05/01/19	2,200	2,650
5.250%, 05/01/23	1,290	1,510
Missouri State, Joint Municipal Electric Utility Commission, Iatan 2 Project, Ser A, RB, AMBAC
5.000%, 01/01/15	2,000	2,211

SEI Tax Exempt Trust / Annual Report / August 31, 2010	31

SCHEDULE OF INVESTMENTS

Intermediate-Term Municipal Fund (Continued)

August 31, 2010

Description	Face Amount ($ Thousands)	Value ($ Thousands)

St. Louis, Airport Authority, Lamber International Airport Project, Ser A-1, RB Callable 07/01/19 @ 100
6.125%, 07/01/24	$2,515	$2,724
Wyandotte County, Kansas City Unified Government, RB
6.070%, 06/01/21 (E)	3,490	1,995

		12,419

Nevada — 0.7%
Clark County, Airport Authority, Ser D, RB Callable 01/01/20 @ 100
5.000%, 07/01/23	2,250	2,513
Clark County, Airport Authority, Sub Lien, Ser C, RB, AGM Callable 07/01/19 @ 100
5.000%, 07/01/23	2,800	3,067
Henderson, Local Improvement Districts, Ser T-18, SAB Callable 03/01/11 @ 103
5.300%, 09/01/35	1,995	978

		6,558

New Jersey — 2.5%
New Jersey State, Economic Development Authority, Cigarette Tax, RB, FGIC
5.000%, 06/15/11	3,000	3,041
New Jersey State, Economic Development Authority, MSU Student Housing Project, RB Callable 06/01/20 @ 100
5.375%, 06/01/25	1,450	1,499
New Jersey State, Economic Development Authority, School Facilities Construction Project, Ser I, RB
5.500%, 09/01/15	3,110	3,647
New Jersey State, Equipment Lease & Purchase Project, Ser A, COP
5.000%, 06/15/14	2,500	2,822
New Jersey State, Health Care Facilities Financing Authority, Virtua Health Project, Ser B, RB Callable 09/02/10 @ 100
0.190%, 07/01/43 (A) (B)	3,000	3,000
New Jersey State, Tobacco Settlement Authority, Ser 1A, RB Callable 06/01/17 @ 100
4.500%, 06/01/23	775	730

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New Jersey State, Transportation Trust Fund Authority, Transportation Systems Project, Ser A, RB
5.250%, 12/15/20	$7,250	$8,634

		23,373

New Mexico — 1.4%
Jicarilla, Apache Nation Reservation, Ser A, RB
5.000%, 09/01/11	700	725
5.000%, 09/01/13	2,800	3,058
New Mexico State, Ser A, RB
5.000%, 07/01/15	4,270	5,033
New Mexico State, Ser B, RB
5.000%, 07/01/13	4,215	4,728

		13,544

New York — 8.3%
Brooklyn, Local Development Authority, Barclays Center Project, RB Callable 01/15/20 @ 100
6.500%, 07/15/30	3,500	3,877
Metropolitan New York, Transportation Authority, Ser C, RB Callable 11/15/18 @ 100
6.500%, 11/15/28	2,860	3,449
New York & New Jersey, Port Authority, Ser 131, AMT, RB Callable 06/15/13 @ 101
5.000%, 12/15/13	1,550	1,743
New York City Municipal Water Finance Authority, Ser B, RB, AMBAC Callable 12/15/14 @ 100
5.000%, 06/15/21	1,385	1,555
New York City, Industrial Development Agency, Terminal One Group Association Project, AMT, RB
5.500%, 01/01/14	2,000	2,167
New York City, Municipal Water Finance Authority, Ser B, RB, AGM Callable 06/15/14 @ 100
5.000%, 06/15/15	3,000	3,473
New York City, Ser B, GO
5.000%, 08/01/17	2,000	2,390
New York City, Ser E, GO Callable 08/01/19 @ 100
5.000%, 08/01/21	5,625	6,624
5.000%, 08/01/22	2,000	2,343
New York City, Ser K, GO Callable 08/01/15 @ 100
5.000%, 08/01/21	5,000	5,604
New York City, Sub-Ser A-10, GO Callable 09/02/10 @ 100
0.240%, 08/01/16 (A) (B)	600	600

32	SEI Tax Exempt Trust / Annual Report / August 31, 2010

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New York City, Sub-Ser B-2, GO Callable 09/02/10 @ 100
0.240%, 08/15/19 (A) (B)	$1,400	$1,400
0.240%, 08/15/20 (A) (B)	200	200
New York City, Sub-Ser E, GO
0.250%, 08/01/34 (A) (B)	200	200
New York City, Transitional Finance Authority, Future Secured Tax Project, Ser B, RB Callable 05/01/17 @ 100
5.000%, 11/01/18	2,815	3,353
New York City, Transitional Finance Authority, Future Tax Secured Project, Ser A, RB Callable 11/01/11 @ 100
5.500%, 11/01/26 (A) (F)	3,250	3,418
New York State, Dormitory Authority, Orange Regional Medical Center Project, RB Callable 12/01/18 @ 100
6.500%, 12/01/21	2,500	2,708
New York State, Dormitory Authority, Ser B, RB, XLCA
5.250%, 07/01/32 (A)	4,275	4,727
New York State, Dormitory Authority, State University Educational Facilities Project, Ser A, RB, NATL
5.500%, 05/15/13	4,000	4,345
New York State, Environmental Facilities Authority, Ser 2, RB
5.750%, 06/15/12	190	208
New York State, Environmental Facilities Authority, Ser B, RB Callable 06/15/18 @ 100
5.000%, 06/15/21	1,580	1,871
New York State, Local Government Services, Sub-Ser A-5/6, RB
5.000%, 04/01/18	5,000	6,097
New York State, Tobacco Settlement Authority, RB Callable 06/01/13 @ 100
5.500%, 06/01/20	1,615	1,795
New York State, Urban Development Authority, Personal Income Tax, Ser A-1, RB
5.000%, 12/15/16	2,000	2,408
Suffolk County, Industrial Development Agency, New York Institute of Technology Project, RB Callable 03/01/15 @ 100
5.000%, 03/01/26	1,400	1,489
Triborough Bridge & Tunnel Authority, Sub-Ser B-1, RB Callable 11/15/13 @ 100
5.000%, 11/15/25 (A)	5,000	5,649

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Triborough Bridge & Tunnel Authority, Sub-Ser B-3, RB Callable 11/15/15 @ 100
5.000%, 11/15/38 (A)	$2,250	$2,616
Troy, Capital Resource Corporation, Rensselaer Polytechnic Project, Ser B, RB
5.000%, 09/01/19	1,500	1,676

		77,985

North Carolina — 0.5%
North Carolina State, Medical Care Commission, First Mortgage-Presbyterian Homes Project, RB Callable 10/01/16 @ 100
5.500%, 10/01/31	2,360	2,266
Raleigh-Durham, Airport Authority, AMT, RB, NATL-RE FGIC Callable 05/01/17 @ 100
5.000%, 05/01/18	2,000	2,207

		4,473

Ohio — 3.2%
Buckeye, Tobacco Settlement Financing Authority, Ser A-2, RB Callable 06/01/17 @ 100
5.875%, 06/01/47	4,375	3,180
Kent State, University Revenues, Ser B, RB, AGM Callable 05/01/19 @ 100
5.000%, 05/01/21	2,500	2,893
Lakewood, Hospital Improvement Authority, Lakewood Hospital Association Project, RB
5.500%, 02/15/13	2,500	2,678
Ohio State, Air Quality Development Authority, First Energy Generation Project, Ser A, RB
5.700%, 08/01/20	2,805	3,102
Ohio State, Air Quality Development Authority, Pollution Control First Energy Project, Ser A, RB
5.700%, 02/01/14	1,665	1,852
Ohio State, Air Quality Development Authority, Pollution Control First Energy Project, Ser C, RB
5.625%, 06/01/18	1,580	1,754
Ohio State, Conservation Projects, Ser A, GO
5.000%, 09/01/15	1,985	2,335
Ohio State, GO
6.100%, 08/01/12	2,000	2,217

SEI Tax Exempt Trust / Annual Report / August 31, 2010	33

SCHEDULE OF INVESTMENTS

Intermediate-Term Municipal Fund (Continued)

August 31, 2010

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Ohio State, Higher Educational Facilities Commission, Case Weston Reserve University Project, RB
6.250%, 10/01/18	$1,000	$1,259
Ohio State, Higher Educational Facilities Commission, Cleveland Clinic Health Project, Ser A, RB Callable 01/01/18 @ 100
5.250%, 01/01/19	3,710	4,234
Ohio State, Water Development Authority, Ser A, RB Callable 12/01/19 @ 100
5.000%, 12/01/22	3,595	4,280

		29,784

Oklahoma — 0.9%
Tulsa County, Industrial Authority, Ser A, RB
5.000%, 05/15/15	7,500	8,691

Oregon — 0.4%
Oregon State, Department of Administrative Services, Ser A, RB Callable 04/01/19 @ 100
5.250%, 04/01/26	3,000	3,480

Pennsylvania — 7.1%
Allegheny County, Industrial Development Authority, Environmental Improvement Project, RB
6.500%, 05/01/17	1,390	1,530
Berks County, Municipal Authority, Reading Hospital & Medical Center Project, RB Callable 11/01/19 @ 100
5.250%, 11/01/24	2,935	3,188
Butler County, Hospital Authority, Butler Health Systems Project, RB Callable 07/01/19 @ 100
7.125%, 07/01/29	1,500	1,736
Cumberland County, Municipal Authority, Diakon Lutheran Project, RB
6.250%, 01/01/24	1,500	1,629
Dauphin County, General Authority, Pinnacle Health Systems Project, Ser A, RB Callable 06/01/19 @ 100
6.000%, 06/01/29	3,000	3,241
Delaware Valley, Regional Finance Authority, RB
5.750%, 07/01/17	3,000	3,444
5.500%, 07/01/12	5,925	6,328

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Lancaster County, Higher Education Authority, Franklin & Marshall College Project, RB Callable 04/15/16 @ 100
5.000%, 04/15/24	$1,025	$1,104
Lancaster County, Hospital Authority, Lancaster General Hospital Project, Ser B, RB Callable 03/15/17 @ 100
5.000%, 03/15/21	2,510	2,733
Pennsylvania State, Economic Development Financing Authority, Albert Einstein Healthcare Project, Ser A, RB Callable 10/15/19 @ 100
6.250%, 10/15/23	1,800	1,958
Pennsylvania State, Economic Development Financing Authority, Colver Project, Ser F, AMT, RB, AMBAC
5.000%, 12/01/14	4,000	4,067
Pennsylvania State, Economic Development Financing Authority, Exelon Generation Project, Ser A, RB Callable 06/01/12 @ 100
5.000%, 12/01/42 (A)	905	958
Pennsylvania State, GO
5.000%, 07/01/20	1,500	1,851
Pennsylvania State, GO, AGM
5.375%, 07/01/17	4,200	5,182
Pennsylvania State, Higher Educational Facilities Authority, University of Pennsylvania Project, Ser A, RB
5.000%, 09/01/19	3,120	3,838
Pennsylvania State, Intergovernmental Cooperative Authority, Philadelphia Funding Program, Special Tax
5.000%, 06/15/18	5,000	6,052
Pennsylvania State, Ser 2, GO
5.500%, 01/01/14	2,500	2,895
Philadelphia, School District, Ser A, GO
5.000%, 06/01/14	4,315	4,816
Philadelphia, Water & Wastewater Authority, Ser A, RB
5.000%, 06/15/15	3,650	4,147
Sayre, Healthcare Facilities Authority, Guthrie Health Project, Ser A, RB
6.000%, 12/01/11	3,420	3,576
University of Pittsburgh, University Capital Project, Ser B, RB Callable 03/15/19 @ 100
5.500%, 09/15/22	2,000	2,429

		66,702

34	SEI Tax Exempt Trust / Annual Report / August 31, 2010

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Puerto Rico — 7.6%
Puerto Rico Commonwealth, Electric Power Authority, Ser TT, RB Callable 07/01/17 @ 100
5.000%, 07/01/18	$2,500	$2,802
Puerto Rico Commonwealth, Electric Power Authority, Ser XX, RB Callable 07/01/20 @ 100
5.750%, 07/01/36	8,000	8,901
Puerto Rico Commonwealth, Government Development Board, Senior Notes, Ser B, RB
5.000%, 12/01/11	3,000	3,140
5.000%, 12/01/13	1,000	1,074
Puerto Rico Commonwealth, Government Development Board, Senior Notes, Ser C, AMT, RB
5.250%, 01/01/15	1,725	1,834
Puerto Rico Commonwealth, Higher Education Authority, University of Puerto Rico Project, Ser Q, RB Callable 06/01/16 @ 100
5.000%, 06/01/21	3,855	4,011
Puerto Rico Commonwealth, Highway & Transportation Authority, Ser M, RB Callable 07/01/17 @ 100
5.000%, 07/01/21	4,120	4,301
Puerto Rico Commonwealth, Housing Finance Authority, Capital Funding for Modernization, RB
5.500%, 12/01/15	4,370	5,041
Puerto Rico Commonwealth, Public Buildings Authority, Government Facilities Project, Ser C, RB
5.500%, 07/01/12 (D)	5	5
Puerto Rico Commonwealth, Public Buildings Authority, Government Facilities Project, Ser C, RB
5.500%, 07/01/12	1,995	2,123
Puerto Rico Commonwealth, Public Buildings Authority, Government Facilities Project, Ser J, RB Callable 07/01/12 @ 100
5.000%, 07/01/28 (A)	2,000	2,088
Puerto Rico Commonwealth, Public Finance Authority, Commonwealth Appropriations Project, Ser A, RB Callable 02/01/12 @ 100
5.750%, 08/01/27 (A) (B)	3,000	3,117
Puerto Rico Commonwealth, Public Improvement Project, Ser A, GO Pre-Refunded @ 100
5.250%, 07/01/16 (C)	1,235	1,513

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Puerto Rico Commonwealth, Public Improvement Project, Ser A, GO
5.250%, 07/01/15	$2,200	$2,421
Puerto Rico Commonwealth, Public Improvement Project, Ser A, GO Callable 07/01/13 @ 100
5.250%, 07/01/22	4,725	4,907
Puerto Rico Commonwealth, Sales Tax Financing, Sub-Ser A, RB Pre-Refunded @ 100
5.000%, 08/01/39 (A) (C)	6,000	6,259
Puerto Rico Commonwealth, Sales Tax Financing, Sub-Ser A, RB Callable 08/01/19 @ 100
5.500%, 08/01/23	6,500	7,318
Puerto Rico Commonwealth, Sales Tax Financing, Sub-Ser A, RB Callable 02/01/14 @ 100
6.125%, 08/01/29	1,500	1,586
Puerto Rico Commonwealth, Sales Tax Financing, Sub-Ser C, RB Callable 08/01/20 @ 100
6.500%, 08/01/35	3,500	4,055
Puerto Rico Commonwealth, Ser A, GO Callable 07/01/12 @ 100
5.000%, 07/01/30 (A)	1,500	1,566
Puerto Rico Commonweath, Government Development Board, RB, NATL Callable 12/01/12 @ 101
4.750%, 12/01/15	3,035	3,174

		71,236

Rhode Island — 0.1%
Rhode Island State, Housing & Mortgage Finance Authority, Homeownership Opportunity Project, Ser 25-A, RB Callable 10/04/10 @ 100
4.950%, 10/01/16	570	571

South Carolina — 0.6%
Charleston County, Educational Excellence Finance Authority, Charleston School District Project, RB Callable 12/01/14 @ 100
5.000%, 12/01/16	3,000	3,433
Piedmont, Municipal Power Agency, Ser A, RB, FGIC
6.500%, 01/01/16	800	950
Piedmont, Municipal Power Agency, Ser A, RB, FGIC
6.500%, 01/01/16 (D)	1,020	1,291

SEI Tax Exempt Trust / Annual Report / August 31, 2010	35

SCHEDULE OF INVESTMENTS

Intermediate-Term Municipal Fund (Continued)

August 31, 2010

Description	Face Amount ($ Thousands)	Value ($ Thousands)

South Carolina State, Jobs-Economic Development Authority, Bon Secours Health Project, Ser A, RB Pre-Refunded @ 100
5.625%, 11/15/12 (C)	$295	$328

		6,002

Tennessee — 0.5%
Memphis-Shelby County, Airport Authority, RB
5.050%, 09/01/12	1,500	1,590
Nashville & Davidson Counties, Metropolitan Government, Cable Converter Project, RB, NATL-RE FGIC
7.700%, 01/01/12	2,685	2,833

		4,423

Texas — 10.9%
Aldine, Independent School District, School Building Project, GO Callable 02/15/18 @ 100
5.000%, 02/15/22	3,805	4,420
5.000%, 02/15/23	3,895	4,490
Brazos Harbor, Industrial Development Authority, Dow Chemical Project, AMT, RB Callable 05/01/18 @ 100
5.900%, 05/01/38 (A)	1,130	1,171
Clear Creek Island, Independent School District, Ser A, GO
5.000%, 02/15/17	1,885	2,274
Corpus Christi, Utility Systems Authority, Refinance & Improvement Project, RB, AGM Callable 07/15/16 @ 100
4.500%, 07/15/23	2,000	2,145
Cypress-Fairbanks, Independent School District, GO Callable 02/15/16 @ 100
5.000%, 02/15/22	3,000	3,398
Dallas, Area Rapid Transit Authority, Senior Lien, RB, AMBAC Callable 12/01/16 @ 100
4.500%, 12/01/24	1,520	1,653
Dallas, Convention Center Hotel Project, Ser A, RB Callable 01/01/19 @ 100
5.250%, 01/01/23	3,495	3,807
Dallas-Fort Worth, International Airport Facilities Improvement Authority, Ser A, RB Callable 11/01/16 @ 100
5.000%, 11/01/23	300	330

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Dickinson, Independent School District, Schoolhouse Project, GO Callable 02/15/15 @ 100
5.000%, 02/15/19	$4,000	$4,483
Fort Bend, Independent School District, GO
5.000%, 08/15/15	3,145	3,719
Fort Worth, Independent School District, GO
5.000%, 02/15/15	2,000	2,346
Fort Worth, Water & Sewer Revenue Authority, RB
5.000%, 02/15/13	3,475	3,839
Frisco, Independent School District, School Building Project, GO Callable 08/15/17 @ 100
4.500%, 08/15/23	2,210	2,425
Gulf Coast, Waste Disposal Authority, BP Products of North America, RB
2.300%, 01/01/26 (A)	420	410
2.300%, 01/01/42 (A)	820	797
Harris County, Health Facilities Development, RB Callable 09/02/10 @ 100
0.170%, 12/01/41 (A)	3,000	3,000
Houston, Community College, Northline Mall Campus Project, RB, AMBAC Callable 04/15/17 @ 100
4.500%, 04/15/24	1,000	1,088
Houston, Hotel Occupancy Tax & Special Revenue, Convention & Entertainment Project, Ser B, RB, AMBAC
5.210%, 09/01/15 (E)	5,500	4,562
Houston, Independent School District, Schoolhouse Project, GO
5.000%, 02/15/17	2,000	2,415
Houston, Utility Systems Authority, First Lien, Ser A, RB, AGM
5.250%, 11/15/17	1,775	2,165
Lower Colorado, River Authority, Transmission Services Project, RB Callable 05/15/18 @ 100
5.000%, 05/15/21	2,000	2,285
North East, Independent School District, School Building Project, Ser A, GO Callable 08/01/17 @ 100
5.000%, 08/01/21	2,000	2,329
5.000%, 08/01/23	5,000	5,744
North East, Independent School District, School Building Project, Ser A, GO
5.000%, 08/01/16	2,000	2,410

36	SEI Tax Exempt Trust / Annual Report / August 31, 2010

Description	Face Amount ($ Thousands)	Value ($ Thousands)

North Texas, Thruway Authority, First Tier, Ser A, RB Callable 01/01/18 @ 100
6.000%, 01/01/24	$245	$279
North Texas, Thruway Authority, First Tier, Ser E-3, RB
5.750%, 01/01/38 (A)	3,085	3,573
Northside, Independent School District, GO Callable 02/15/15 @ 100
5.000%, 02/15/25	2,600	2,915
Pasadena, Independent School District, School Building Project, GO
5.000%, 02/15/16	1,000	1,190
5.000%, 02/15/17	1,000	1,202
San Antonio, Airport Systems Authority, Ser 2003, AMT, RB, AGM
6.000%, 07/01/12	2,045	2,198
San Antonio, Electric & Gas Authority, Ser A, RB
5.000%, 02/01/14	15	17
Texas A&M University, RB Callable 07/01/13 @ 100
5.250%, 07/01/16	2,250	2,524
Texas State, Alliance Airport Authority, FedEx Corporation Project, AMT, RB Callable 04/01/16 @ 100
4.850%, 04/01/21	4,000	4,015
Texas State, College Student Loan Program, Ser B, AMT, GO
5.000%, 08/01/18	3,135	3,687
Texas State, Municipal Power Agency, RB, NATL
4.079%, 09/01/16 (D) (E)	25	23
Texas State, Private Activity Bond Surface Transportation, Ser Senior Lien, RB Callable 12/31/19 @ 100
7.500%, 12/31/31	2,220	2,540
Texas State, Private Activity Bond Surface Transportation, Ser Senior Lien, RB Callable 06/30/20 @ 100
7.500%, 06/30/33	1,425	1,616
Texas State, Transportation Commission Authority, First Tier, Ser A, RB Callable 04/01/16 @ 100
5.000%, 04/01/17	3,000	3,570
Texas State, Transportation Commission Authority, Mobility Fund, Ser A, GO Callable 04/01/17 @ 100
5.000%, 04/01/22	1,600	1,852

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Texas State, Water Development Board, RB Callable 07/15/19 @ 100
5.000%, 07/15/22	$3,000	$3,541

		102,447

Utah — 0.3%
Utah State, Intermountain Power Agency, Sub-Ser A, RB, AMBAC Callable 07/01/17 @ 100
5.000%, 07/01/19	2,500	2,861

Vermont — 0.1%
Vermont State, Housing Finance Agency, Single-Family Housing Project, Ser 23, AMT, RB, AGM Callable 11/01/14 @ 100
5.000%, 05/01/34	820	831

Virginia — 2.3%
Chesapeake, Economic Development Authority, RB
3.600%, 02/01/32 (A)	1,400	1,461
Chesterfield County, Economic Development Authority, Virginia Electric & Power Project, Ser A, RB Callable 05/01/19 @ 100
5.000%, 05/01/23	975	1,071
Fairfax County, Economic Development Authority, Ser A, AMT, RB, AMBAC
6.100%, 02/01/11	3,000	3,064
Fairfax County, Public Improvement Authority, Ser A, GO
5.000%, 04/01/18	3,000	3,696
University of Virginia, Ser B, RB Callable 06/01/13 @ 100
5.000%, 06/01/20	1,500	1,626
5.000%, 06/01/21	1,500	1,620
Virginia State, College Building Authority, 21st Century College & Equipment Project, Ser A, RB Pre-Refunded @ 100
5.000%, 02/01/14 (C)	2,500	2,872
Virginia State, Housing Development Authority, Sub-Ser A-3, AMT, RB
4.400%, 01/01/14	1,950	2,028
4.300%, 07/01/13	1,875	1,951
Virginia State, Ser B, GO Callable 06/01/18 @ 100
5.000%, 06/01/22	2,000	2,369

		21,758

SEI Tax Exempt Trust / Annual Report / August 31, 2010	37

SCHEDULE OF INVESTMENTS

Intermediate-Term Municipal Fund (Concluded)

August 31, 2010

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Washington — 3.0%
FYI Properties, Washington State Disposal Project, RB
5.000%, 06/01/15	$4,015	$4,575
Port of Seattle Washington, Ser C, AMT, RB
5.000%, 02/01/20	2,000	2,220
Washington State, Northwest Energy & Electric Authority, Columbia Generating Project, Ser A, RB
5.500%, 07/01/15	2,000	2,402
Washington State, Northwest Energy & Electric Authority, Columbia Generating Station, Ser A, RB
5.000%, 07/01/20	5,000	6,117
Washington State, Northwest Energy & Electric Authority, Columbia Generating Station, Ser F, RB, NATL Callable 07/01/13 @ 100
5.000%, 07/01/18	3,000	3,350
Washington State, Northwest Energy & Electric Authority, Project #1, Ser A, RB
5.000%, 07/01/14	2,120	2,453
Washington State, Northwest Energy & Electric Authority, Project #1, Ser C, RB
5.000%, 07/01/15	2,250	2,650
Washington State, Tobacco Settlement Authority, RB
6.250%, 06/01/11	4,000	4,101

		27,868

Wisconsin — 0.1%
Wisconsin State, Housing & Economic Development Authority, Ser E, AMT, RB Callable 10/04/10 @ 100
5.750%, 09/01/27	580	581

Wyoming — 0.2%
Wyoming State, Community Development Housing Authority, Ser 6, AMT, RB
5.500%, 12/01/17	1,550	1,663

Total Municipal Bonds (Cost $864,723) ($ Thousands)		926,808

Description	Face Amount ($ Thousands)/Shares	Value ($ Thousands)

TAX EXEMPT CORPORATE BOND — 0.6%

California — 0.6%
San Manuel Entertainment Callable 12/01/13 @ 102
4.500%, 12/01/16	$6,000	$5,516

Total Tax Exempt Corporate Bond (Cost $5,956) ($ Thousands)		5,516

CASH EQUIVALENT — 0.2%
SEI Tax Exempt Trust, Institutional Tax Free Fund, Cl A, 0.050% † (G)	1,724,301	1,724

Total Cash Equivalent (Cost $1,724) ($ Thousands)		1,724

Total Investments — 99.7% (Cost $872,403) ($ Thousands)		$934,048

Percentages are based on Net Assets of $937,231 ($ Thousands).

†	Investment in Affiliated Security (see Note 2).

(A)	Floating Rate Instrument. The rate reflected on the Schedule of Investments is the rate in effect on August 31, 2010. The demand and interest rate reset feature gives this security a shorter effective maturity date.

(B)	Securities are held in connection with a letter of credit issued by a major bank.

(C)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date.

(D)	Security is escrowed to maturity.

(E)	Zero coupon security. The rate shown on the schedule of investments represents the security’s effective yield at the time of purchase.

(F)	Step Bonds — The rate reflected on the Schedule of Investments is the effective yield on August 31, 2010. The coupon on a step bond changes on a specified date.

(G)	Rate shown is the 7-day effective yield as of August 31, 2010

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

AMT — Alternative Minimum Tax (subject to)

Cl — Class

COP — Certificate of Participation

FGIC — Financial Guaranty Insurance Company

GAN — Grant Anticipation Note

GO — General Obligation

NATL — National Public Finance Guarantee Corporation

RAN — Revenue Anticipation Note

RB — Revenue Bond

RE — Reinsurance provided by the aforementioned guarantor.

SAB — Special Assessment Bond

Ser — Series

TA — Tax Allocation

XLCA — XL Capital Assurance

The following is a summary of the inputs used as of August 31, 2010 valuing the Fund’s investments in accordance with ASC 820 (see Note 2) carried at value ($Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$926,808	$—	$926,808
Tax Exempt Corporate Bond	—	5,516	—	5,516
Cash Equivalent	1,724	—	—	1,724

Total Investments in Securities	$1,724	$932,324	$—	$934,048

The accompanying notes are an intregal part of the financial statements.

38	SEI Tax Exempt Trust / Annual Report / August 31, 2010

SCHEDULE OF INVESTMENTS

Short Duration Municipal Fund

August 31, 2010

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MUNICIPAL BONDS — 99.1%

Alaska — 0.5%
Borough of Matanuska-Susitna, Goose Creek Correctional Center Project, RB, AGM
5.000%, 09/01/10	$1,500	$1,500
3.500%, 09/01/10	1,200	1,200

		2,700

Arizona — 1.7%
Arizona State, Health Facilities Authority, John C. Lincoln Health Network Project, RB Pre-Refunded @ 102
7.000%, 12/01/10 (A)	2,200	2,279
Pima County, COP
4.000%, 06/01/11	5,000	5,115
Pima County, Unified School District No. 6 Marana, GO, AGM
5.000%, 07/01/13	2,150	2,371

		9,765

California — 14.0%
California State, Communities Development Authority, Kaiser Permanente Project, Ser E, RB
4.000%, 11/01/36 (B)	4,300	4,394
California State, Communities Development Authority, Kaiser Permanente Project, Ser E2, RB
4.000%, 04/01/44 (B)	10,000	10,223
California State, Health Facilities Financing Authority, Catholic Health Care West Project, Ser C, RB
5.000%, 07/01/37 (B)	2,800	2,980

Description	Face Amount ($ Thousands)	Value ($ Thousands)

California State, Health Facilities Financing Authority, Cedars Sinai Medical Center Project, RB
5.000%, 08/15/11	$1,000	$1,040
California State, Infrastructure & Economic Development Bank, J. Paul Project, Ser A-4, RB
1.650%, 10/01/47 (B)	2,700	2,716
California State, Municipal Securities Trust Receipts, Ser 135, GO, AMBAC Callable 12/01/10 @ 100
0.230%, 12/01/30 (B)	300	300
Compton, Unified School District, Ser E-2, TRAN
2.000%, 03/31/11	6,000	6,038
Fontana, Unified School District, BAN
3.875%, 12/01/12 (C)	3,000	2,887
4.000%, 12/01/12	5,300	5,620
Gilroy, Unified School District, BAN
5.000%, 04/01/13	2,800	3,051
3.400%, 04/01/13 (C)	2,000	1,876
Golden Empire Schools, Financing Authority, Kern Highschool District Project, RB
4.000%, 05/01/12	4,100	4,295
Irvine, Unified School District, Community Facilities District No. 86-1, AGM
3.000%, 09/01/10	1,500	1,500
3.000%, 09/01/11	3,070	3,116
Los Angeles, Department of Airports, Ser E, RB
3.000%, 05/15/11	3,165	3,213
Newport Beach, HOAG Memorial Hospital Project, Ser C, RB
4.000%, 12/01/38 (B)	3,605	3,650
Northern California, Power Agency, Hydroelectric Project No. 1, Ser C, RB
5.000%, 07/01/11	1,250	1,289
Orland, Unified School District, BAN
3.000%, 04/01/12	3,330	3,404
2.550%, 04/01/12 (C)	840	812
Redwood, School District, TRAN
2.500%, 10/28/10	5,900	5,916
San Bernardino County, Arrowhead Project, Ser A, COP
3.000%, 08/01/11	1,000	1,019
San Luis Obispo County, Cuesta Community College, Ser A, COP Callable 11/01/10 @ 100
3.125%, 11/01/12	5,600	5,618
Yuba City, Unified School District, TRAN
1.500%, 11/23/10	5,000	5,003

		79,960

SEI Tax Exempt Trust / Annual Report / August 31, 2010	39

SCHEDULE OF INVESTMENTS

Short Duration Municipal Fund (Continued)

August 31, 2010

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Colorado — 4.8%
Colorado State, Educational & Cultural Facilities Authority, Fountain Valley School Project, RB Callable 09/09/10 @ 100
0.230%, 08/01/13 (B) (D)	$5,440	$5,440
Colorado State, Health Facilities Authority, Catholic Health Initiatives Project, RB
5.375%, 09/01/10 (E)	1,000	1,000
Colorado State, Health Facilities Authority, Catholic Health Initiatives Project, RB Pre-Refunded @ 100
5.250%, 09/01/11 (A)	1,000	1,048
Colorado State, Health Facilities Authority, Catholic Health Initiatives Project, Ser B, RB
5.000%, 07/01/39 (B)	10,075	10,936
Colorado State, Health Facilities Authority, Catholic Health Initiatives Project, Ser C-8, RB
4.100%, 09/01/36 (B)	1,655	1,720
Colorado State, Health Facilities Authority, Evangelical Health Project, RB
6.250%, 12/01/10 (E)	450	457
Grand Elk Ranch, General Improvement District, GO Pre-Refunded @ 100
7.000%, 12/01/12 (A)	1,000	1,143
Lincoln Park, Metropolitan District, GO Pre-Refunded @ 102
7.750%, 12/01/11 (A)	3,765	4,092
University of Colorado, Enterprise System Refinance & Improvement Project, RB, NATL-RE FGIC
5.000%, 06/01/11	1,715	1,774

		27,610

Delaware — 0.5%
University of Delaware, Ser A, RB
2.000%, 11/01/37 (B)	3,000	3,017

Florida — 5.3%
Duval County, School Board, COP, AGM
5.000%, 07/01/12	1,000	1,067
Florida State, Education System, University System Improvement Project, Ser A, RB, AMBAC
5.000%, 07/01/11	5,015	5,193
Florida State, Rural Utilities Financing Commission, Public Construction Project, RB Callable 10/04/10 @ 100
4.000%, 11/01/11	3,620	3,622

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Florida State, Rural Utilities Financing Commission, Public Construction Project, RB
4.000%, 09/01/10	$3,780	$3,780
Highlands County, Health Facilities Authority, Adventist Health Project, Ser G, RB
5.000%, 11/15/12 (E)	35	38
Highlands County, Health Facilities Authority, Adventist Health Project, Ser G, RB
5.000%, 11/15/12	985	1,065
Jacksonville, Health Facilities Authority, Baptist Medical Project, RB Callable 09/22/10 @ 100
0.180%, 08/15/33 (B) (D)	2,600	2,600
Jea, St. Johns River Power Park System, Ser 1, RB
5.000%, 10/01/10	2,110	2,118
JP Morgan Chase Putters/Drivers Trust, Ser 3359, RB, NATL-RE FGIC Callable 07/01/15 @ 100
0.300%, 01/01/26 (B)	2,290	2,290
Manatee County, RB
3.000%, 04/01/13	1,000	1,047
Miami-Dade County, Industrial Development Authority, Waste Management Project, RB Callable 10/04/10 @ 100
1.750%, 12/01/18 (B)	5,000	5,010
Miami-Dade County, Public Facilities Authority, Jackson Health Systems Project, RB, AGM
4.000%, 06/01/11	980	1,002
North Broward, Hospital District, RB Pre-Refunded @ 101
6.000%, 01/15/11 (A)	1,500	1,546

		30,378

Georgia — 0.8%
Georgia State, Municipal Electric Authority, Ser A, RB, AGM
5.500%, 01/01/12	2,665	2,766
Marietta, Housing Authority, Essential Function Project, RB Callable 10/04/10 @ 103
3.950%, 02/01/19 (B) (D)	2,000	2,001

		4,767

Hawaii — 0.2%
Hawaii State, Highway Authority, RB
4.000%, 01/01/11	1,000	1,012

40	SEI Tax Exempt Trust / Annual Report / August 31, 2010

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Illinois — 2.9%
Chicago, O’Hare International Airport, Ser 1284, RB, FGIC Callable 01/01/16 @ 100
0.320%, 01/01/33 (B)	$1,400	$1,400
Chicago, Wastewater Transmission Project, Ser A, RB
3.500%, 01/01/12	1,305	1,350
Downers Grove Village, Ser A, GO
4.500%, 01/01/11	1,365	1,382
Illinois State, Finance Authority, Art Institute of Chicago, RB Pre-Refunded @ 100
4.100%, 03/01/34 (A) (B)	4,500	4,912
Lake County, Community Consolidated School District No. 50-Woodland, Ser B, GO, NATL-RE FGIC
1.021%, 12/01/10 (C)	1,000	999
Madison-Macoupin Counties, Community College District No. 536, GO, AMBAC
5.750%, 11/01/12	1,040	1,136
McLean County, Public Building Commission, Public Building Project, RB, NATL
4.200%, 11/01/10 (C)	1,550	1,549
Rock Island-Mercer Counties, Community College District No. 503, Black Hawk College Project, Ser A, GO, AMBAC
4.000%, 12/01/11	1,000	1,038
Village of Romeoville, Lewis University Project, RB Callable 09/02/10 @ 100
0.200%, 10/01/36 (B) (D)	400	400
Winnebago County, School District No. 122, Harlem-Loves Park, GO, NATL-RE FGIC
6.550%, 06/01/12	2,000	2,169

		16,335

Indiana — 4.1%
Center Grove, High School Building Authority, First Mortage, RB
5.000%, 01/10/11	1,505	1,528
Indiana State, Finance Authority, Duke Energy Project, Ser A5, RB Callable 10/01/10 @ 100
0.180%, 10/01/40 (B) (D)	500	500
Indiana State, Health Facility Financing Authority, Ascension Health Credit Project, Ser A, RB
5.000%, 11/01/27 (B)	4,950	4,982
Indiana State, Health Facility Financing Authority, Ascension Health Credit Project, Ser A1, RB
3.625%, 11/15/36 (B)	4,100	4,225

Description	Face Amount ($ Thousands)	Value ($ Thousands)

IPS, Multi-School Building Corporation, First Mortgage, Ser B, RB
4.000%, 07/15/13	$1,800	$1,946
St. Joseph County, Economic Development Authority, RB
4.000%, 12/30/11	1,125	1,159
4.000%, 06/30/12	1,135	1,181
St. Joseph County, Redevelopment District, TA
3.000%, 01/15/14	1,990	2,056
Zionsville, Sewer Works Authority, BAN Callable 09/10/10 @ 100
4.250%, 12/15/11	5,725	5,740

		23,317

Iowa — 1.3%
Coralville, Urban Renewal Project, Tax Increment, Ser C, TA
5.000%, 06/01/11	1,460	1,491
Iowa State, Finance Authority, Genesis Health Systems Project, RB
4.000%, 07/01/12	1,000	1,053
3.000%, 07/01/11	2,305	2,346
Iowa State, Finance Authority, Ser F, RB
5.000%, 08/15/39 (B)	2,500	2,675

		7,565

Kansas — 0.8%
Kansas State, Development Finance Authority, Sisters Leavenworth Project, Ser A, RB
2.500%, 01/01/13	1,265	1,295
Overland Park, Development Authority, 1st Tier, Ser A, RB Pre-Refunded @ 101
7.375%, 01/01/11 (A)	1,495	1,544
University of Kansas, Hospital Authority, Health Systems Project, RB
5.000%, 09/01/10	750	750
Wichita, Hospital Revenue Authority, Christi Health Systems Project, RB
4.000%, 11/15/12	1,000	1,054

		4,643

Kentucky — 0.6%
Kentucky State, Economic Development Finance Authority, Baptist Healthcare System Project, Ser A, RB
5.000%, 08/15/11	1,000	1,041
5.000%, 08/15/12	1,000	1,076

SEI Tax Exempt Trust / Annual Report / August 31, 2010	41

SCHEDULE OF INVESTMENTS

Short Duration Municipal Fund (Continued)

August 31, 2010

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Kentucky State, Rural Water Finance Authority, Flexible Term Program, Ser A, RB Callable 09/28/10 @ 100
3.000%, 02/01/11	$1,500	$1,503

		3,620

Louisiana — 0.3%
England, Sub-District No. 1, RB, NATL-RE FGIC
5.000%, 08/15/12	1,120	1,200
Louisiana State, Military Department, Custody Receipts, RB
5.000%, 08/01/11	750	774

		1,974

Maine — 0.5%
Maine State, Health & Higher Educational Facilities Authority, Ser B, RB
3.000%, 07/01/12	2,620	2,724

Massachusetts — 0.6%
Berkshire, Regional Transit Authority, RAN
2.750%, 09/10/10	1,420	1,420
Massachusetts State, Educational Financing Authority, Ser A, RB
2.250%, 01/01/13	1,000	1,012
Massachusetts State, Ser B, GO Callable 09/02/10 @ 100
0.200%, 03/01/26 (B)	1,000	1,000

		3,432

Michigan — 4.5%
Avondale, School District, GO, AGM
2.500%, 05/01/11	1,000	1,009
Michigan State, Hospital Finance Authority, Ascension Health Group Project, RB
2.000%, 11/15/33 (B)	5,000	5,002
Michigan State, Housing Development Authority, Ser B, RB
3.100%, 06/01/11	1,000	1,006
Michigan State, Municipal Bond Authority, Local Government Loan Program, Ser A, RB
2.000%, 05/01/11	1,000	1,005
Michigan State, Municipal Bond Authority, Local Government Loan Program, Ser C, RB
5.000%, 05/01/11	1,115	1,142
5.000%, 05/01/12	1,440	1,515

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Michigan State, Municipal Bond Authority, School Loan Program, Ser A, RB
5.250%, 06/01/11	$1,275	$1,318
Michigan State, Municipal Bond Authority, Ser C-2, RB
2.500%, 11/22/10	5,000	5,014
Michigan State, Ser C, GO
5.000%, 05/01/11	1,750	1,803
Michigan State, South Central Power Agency, RB, AMBAC
5.000%, 11/01/10	1,020	1,027
Michigan State, Strategic Fund, Detroit Education Project, RB
3.050%, 08/01/24 (B)	5,000	5,115
University of Michigan, Ser A, RB Callable 10/01/10 @ 100
0.140%, 12/01/35 (B)	535	535

		25,491

Minnesota — 0.7%
Becker, Independent School District No. 726, Ser A, GO
1.500%, 09/29/10	4,100	4,103

Missouri — 1.7%
Bridgeton, COP
1.700%, 08/01/11	1,715	1,728
Greene County, Wilson Creek Project, GO Callable 08/01/11 @ 100
2.500%, 08/01/12	1,250	1,257
Kansas City, Industrial Development Authority, NNSA National Security Project, RB
4.000%, 09/01/13	1,150	1,180
Missouri State, Environmental Improvement & Energy Resources Authority, Associated Electrical Co-op Project, RB
4.375%, 12/01/34 (B)	1,665	1,693
Missouri State, Health & Educational Facilities Authority, Drury University Project, RB Callable 09/02/10 @ 100
0.210%, 08/15/28 (B) (D)	3,230	3,230
North Kansas City, Hospital Revenue Authority, RB Callable 09/02/10 @ 100
0.210%, 11/01/33 (B) (D)	700	700

		9,788

Montana — 0.6%
Montana State, Facility Finance Authority, Ser B, RB
5.000%, 01/01/13	3,035	3,281

42	SEI Tax Exempt Trust / Annual Report / August 31, 2010

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New Hampshire — 1.8%
Belknap County, TAN
1.200%, 12/31/10	$7,300	$7,306
New Hampshire State, Health & Education Facilities Authority, Dartmouth-Hitchcock Project, RB
3.000%, 08/01/11	2,985	3,033

		10,339

New Jersey — 9.5%
Bayonne, GO
3.000%, 07/01/13	455	475
Borough of Harvey Cedars, BAN
1.250%, 12/10/10	2,359	2,360
Borough of Hawthorne, BAN
1.250%, 07/22/11	2,300	2,305
Borough of Raritan, BAN
1.500%, 03/23/11	1,075	1,076
Camden, BAN
2.000%, 11/30/10	1,175	1,177
Deptford Township, Ser A, BAN
2.000%, 11/15/10	2,851	2,858
Florence Township, BAN
1.250%, 12/10/10	3,659	3,661
Hackettstown, BAN
1.250%, 06/01/11	2,305	2,309
Long Branch, BAN
1.500%, 08/02/11	1,900	1,907
1.000%, 02/22/11	7,210	7,210
New Jersey State, Health Care Facilities Financing Authority, Atlantic City Medical Center Project, RB
6.000%, 07/01/12	685	724
New Jersey State, Health Care Facilities Financing Authority, Hospital Asset Transformation Program, Ser A, RB
5.000%, 10/01/10	3,615	3,628
New Jersey State, Higher Education Assistance Authority, Ser 1A, RB
2.500%, 12/01/12	2,000	2,050
New Jersey State, Higher Education Assistance Authority, Ser 2, RB
5.000%, 12/01/12	3,500	3,767
New Jersey State, Sports & Exposition Authority, Ser B, RB
5.000%, 09/01/13	1,000	1,108
Newark, General Improvement Project, Ser A, GO
3.000%, 10/01/12	3,000	3,080
Newark, Ser H, TAN
3.250%, 12/16/10	1,000	1,002
North Wildwood, BAN
1.200%, 12/10/10	6,440	6,440

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Ramsey, School District, GO
1.250%, 07/26/11	$1,500	$1,501
Trenton, General Improvement Authority, BAN
3.500%, 12/10/10	2,883	2,889
Trenton, GO
3.000%, 03/15/13	2,750	2,856

		54,383

New York — 20.7%
Adirondack, Central School District, BAN
1.000%, 12/30/10	7,457	7,460
Amherst, Industrial Development Civic Facilities, Daemen College Project, Ser A, RB Pre-Refunded @ 102
6.125%, 10/01/11 (A)	3,100	3,357
Cheektowaga, South Line Fire District No. 10, BAN
1.500%, 10/21/10	2,130	2,133
Forest City, New Rochelle, Revenue Bond Certificate Trust, RB
0.360%, 06/01/11 (B) (D)	2,940	2,940
Fulton City, School District, BAN
1.100%, 06/30/11	12,000	12,010
Geneva, BAN
1.200%, 02/10/11	4,713	4,717
Gowanda, Central School District, BAN
1.500%, 07/20/11	2,200	2,217
Lackawanna City, School District, BAN
1.100%, 06/15/11	6,225	6,231
Liberty, Central School District, BAN
1.500%, 12/23/10	3,077	3,081
Lloyd, BAN
1.000%, 02/25/11	1,275	1,276
Lockport, City School District, BAN
1.000%, 02/24/11	1,165	1,166
Mexico, Central School District, BAN
1.500%, 08/05/11	3,950	3,951
Nassau County, Sewer & Storm Water Finance Authority, Ser A, RB
5.000%, 11/01/11	2,070	2,167
New York City, Housing Development Authority, Ser 2899, RB Callable 07/01/15 @ 100
0.270%, 07/01/25 (B)	5,100	5,100
New York City, Housing Development Authority, Ser D-1-A, RB
2.050%, 05/01/13	6,100	6,154
New York City, Municipal Water Finance Authority, Ser B, RB, FGIC
7.500%, 06/15/11 (E)	235	248
New York City, Ser E, GO
5.000%, 08/01/11	6,000	6,251

SEI Tax Exempt Trust / Annual Report / August 31, 2010	43

SCHEDULE OF INVESTMENTS

Short Duration Municipal Fund (Continued)

August 31, 2010

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New York City, Trust for Cultural Resources, Juilliard School Project, Ser B, RB
2.750%, 01/01/36 (B)	$5,500	$5,686
New York State, Dormitory Authority, Ser A, RB, AMBAC Callable 10/04/10 @ 101
6.125%, 07/01/11	4,590	4,657
New York State, Dormitory Authority, Ser B, RB Callable 05/15/12 @ 100
5.250%, 11/15/23 (B)	2,870	3,078
New York State, Environmental Facilities, Riverbank Street Park Project, RB, AMBAC
6.250%, 04/01/12	1,970	2,082
Ridge Road, Fire District, BAN
1.250%, 12/09/10	2,090	2,085
Schenectady, School District, RAN
1.500%, 01/28/11	9,900	9,928
Triborough Bridge & Tunnel Authority, Ser Y, RB
6.000%, 01/01/12 (E)	845	885
Troy, Industrial Development Authority, Rensselaer Polytechnic Project, Ser A, RB
5.000%, 09/01/37 (B)	4,000	4,000
Village of Hamburg, BAN
1.250%, 07/21/11	1,000	1,006
Village of Vernon, BAN
1.750%, 12/16/10	5,041	5,043
West Webster, Fire District, BAN
1.350%, 12/30/10	1,255	1,256
Williamsville Village, BAN
1.000%, 02/24/11	2,307	2,309
Windsor, Central School District, BAN
1.250%, 06/16/11	6,000	6,014

		118,488

North Carolina — 0.2%
Durham, Ser B, COP
5.250%, 12/01/11	1,015	1,048

Ohio — 6.5%
Cuyahoga County, Cleveland Clinic Project, Sub-Ser B1, RB Callable 09/02/10 @ 100
0.190%, 01/01/39 (B)	3,600	3,600
Cuyahoga County, Ser A, GO, NATL
2.720%, 10/01/10 (C)	4,500	4,498
Heath, BAN
1.500%, 03/09/11	1,100	1,103

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Little Miami, Local School District, Classroom Facilities Project, COP
2.000%, 11/30/10	$4,565	$4,565
Marysville, Water & Sewer Authority, BAN
1.500%, 01/21/11	2,685	2,690
Ohio State, American Municipal Power, BAN
1.750%, 08/11/11	1,643	1,647
Ohio State, American Municipal Power, Electrical Systems Bowling Green Project, BAN
2.000%, 11/23/10	2,886	2,890
Ohio State, American Municipal Power, Ser B, BAN
2.000%, 10/28/10	7,800	7,807
Ohio State, Department of Administrative Services, Taxation Accounting & Revenue, COP
4.000%, 09/01/10	2,555	2,555
Ohio State, Water Development Authority, RB
1.500%, 06/01/13 (B)	2,000	2,000
Trenton, BAN Callable 10/04/10 @ 100
1.000%, 03/10/11	1,370	1,368
Warrensville, BAN
3.000%, 02/03/11	2,250	2,264

		36,987

Oklahoma — 3.2%
Cherokee County, Economic Development Authority, Ser A, RB, AMBAC Callable 10/04/10 @ 100
6.850%, 09/01/11 (E)	5,000	5,324
Oklahoma County, Finance Authority, RB
3.500%, 03/01/12	1,205	1,240
3.000%, 03/01/11	1,000	1,010
Oklahoma State, Department of Transportation, Ser A, GAN
4.000%, 09/01/10	4,075	4,075
Oklahoma State, Development Finance Authority, Integris Baptist Medical Center Project, Ser B, RB
5.000%, 08/15/12	1,000	1,063
Oklahoma State, Development Finance Authority, Integris Project, Ser A3, RB, AGM Callable 09/02/10 @ 100
0.220%, 08/15/33 (B)	300	300
Oklahoma State, Industries Authority, Medical Foundation Project, RB
4.500%, 07/01/11	1,000	1,025
Tulsa County, Industrial Authority, Jenks Public Schools Project, RB
5.000%, 09/01/11	3,145	3,280

44	SEI Tax Exempt Trust / Annual Report / August 31, 2010

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Tulsa County, Industrial Authority, Owasso Public Schools Project, RB, AGM
5.000%, 09/01/10	$1,200	$1,200

		18,517

Pennsylvania — 0.9%
Montgomery County, Industrial Development Authority, Retirement Communities Project, Ser B, RB
5.000%, 11/15/10	1,400	1,408
5.000%, 11/15/11	1,000	1,039
Pennsylvania State, Turnpike Commission, Sub-Ser D-1, RB
2.000%, 12/01/10	1,055	1,059
Sayre, Health Care Facilities Authority, Guthrie Health Project, Ser A, RB Pre-Refunded @ 101
5.875%, 12/01/11 (A)	1,700	1,834

		5,340

South Carolina — 0.6%
Piedmont, Municipal Power Agency, Ser A, RB, AMBAC
6.617%, 01/01/13 (C)	380	319
South Carolina State, Educational Facilities Authority, Furman University Project, Ser B, RB Callable 09/02/10 @ 100
0.180%, 10/01/39 (B)	300	300
South Carolina State, Jobs Economic Development Authority, Palmetto Health Alliance Project, Ser A, RB Pre-Refunded @ 102
7.375%, 12/15/10 (A)	2,600	2,703

		3,322

South Dakota — 0.7%
Heartland, Consumers Power District, RB, AGM
6.000%, 01/01/12	1,545	1,606
South Dakota State, Health & Educational Facilities Authority, Regional Health Project, RB
5.000%, 09/01/13	1,000	1,105
5.000%, 09/01/14	1,000	1,127

		3,838

Tennessee — 1.3%
Montgomery County, Public Building Authority, RB Callable 10/01/10 @ 100
0.150%, 07/01/38 (B) (D)	7,600	7,600

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Texas — 3.5%
Dallas-Fort Worth, International Airport Facilities Improvement, Ser A, RB
4.000%, 11/01/12	$2,000	$2,131
Eagle Mountain & Saginaw, Independent School District, GO
4.120%, 08/15/11 (C)	1,235	1,227
Hardin, Independent School District, RB Pre-Refunded @ 102
5.000%, 01/01/11 (A)	3,037	3,146
Harris County, Cultural Education Facilities Finance Authority, Methodist Hospital Systems Project, RB
5.000%, 06/01/12	2,000	2,148
Harris County, Cultural Education Facilities Finance Authority, Methodist Hospital Systems Project, Ser B-1, RB Callable 06/01/12 @ 100
5.000%, 12/01/28 (B)	2,850	3,057
Lewisville, Independent School District, GO
4.070%, 08/15/11 (C)	1,000	993
North Central Texas, Health Facility Development Authority, Retirement Facilities Project, Ser A, RB
7.000%, 11/15/10 (E)	215	218
Prosper, Independent School District, School Building Project, GO
4.000%, 08/15/11 (C)	1,130	1,122
Tarrant County, Cultural Education Facilities Authority, Buckner Retirement Services Project, RB
5.000%, 11/15/10	600	604
Tarrant County, Health Facilities Development Authority, RB Pre-Refunded @ 101
6.700%, 11/15/10 (A)	4,000	4,091
Texas State, Municipal Power Agency, RB, NATL-RE FGIC
4.250%, 09/01/10	370	370
Tom Green County, Health Facilities Development, Universal Health Services Project, RB
0.290%, 12/01/15 (B) (D)	1,000	1,000

		20,107

Virginia — 0.7%
Charles City County, Economic Development Authority, RB
1.800%, 02/01/29 (B)	4,000	4,001

SEI Tax Exempt Trust / Annual Report / August 31, 2010	45

SCHEDULE OF INVESTMENTS

Short Duration Municipal Fund (Concluded)

August 31, 2010

Description	Face Amount ($ Thousands)/Shares	Value ($ Thousands)

Washington — 1.3%
Central Puget Sound, Regional Transit Authority, Putters, Ser 2625Z, RB, AGM
0.220%, 11/01/15 (B)	$100	$100
Everett, Public Facilities District Authority, RB Callable 09/02/10 @ 100
0.440%, 04/01/36 (B)	5,900	5,900
Washington State, School Districts, COP
3.000%, 12/01/10	1,625	1,636
Washington State, Ser A, GO, AGM
6.250%, 02/01/11	315	323

		7,959

Wisconsin — 1.3%
Hartland-Lakeside, Joint School District No. 3, TRAN
1.500%, 09/20/10	3,250	3,251
Northland Pines, School District, TRAN
1.250%, 10/08/10	1,100	1,100
Oak Creek, Waterworks System Authority, BAN Callable 10/04/10 @ 100
4.000%, 04/01/11	3,000	3,007

		7,358

Multi-State — 0.5%
BB&T Municipal Trust, Ser 5000, RB
0.380%, 10/01/28 (B) (D)	2,700	2,700

Total Municipal Bonds (Cost $562,838) ($ Thousands)		567,469

CASH EQUIVALENT — 0.0%
SEI Tax Exempt Trust, Institutional Tax Free Fund, Cl A, 0.050%† (F)	27,661	28

Total Cash Equivalent (Cost $28) ($ Thousands)		28

Total Investments — 99.1% (Cost $562,866) ($ Thousands)		$567,497

Percentages are based on Net Assets of $572,521 ($ Thousands).

†	Investment in Affiliated Security (see Note 2).

(A)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date.

(B)	Floating Rate Instrument. The rate reflected on the Schedule of Investments is the rate in effect on August 31, 2010. The demand and interest rate reset feature gives this security a shorter effective maturity date.

(C)	Zero coupon security. The rate shown on the schedule of investments represents the security’s effective yield at the time of purchase.

(D)	Securities are held in connection with a letter of credit issued by a major bank.

(E)	Security is escrowed to maturity.

(F)	Rate shown is the 7-day effective yield as of August 31, 2010

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

BAN — Bond Anticipation Note

Cl — Class

COP — Certificate of Participation

FGIC — Financial Guaranty Insurance Company

GAN — Grant Anticipation Note

GO — General Obligation

NATL — National Public Finance Guarantee Corporation

RAN — Revenue Anticipation Note

RB — Revenue Bond

RE — Reinsurance provided by the aforementioned guarantor.

Ser — Series

TA — Tax Allocation

TAN — Tax Anticipation Note

TRAN — Tax and Revenue Anticipation Note

The following is a summary of the inputs used as of August 31, 2010 valuing the Fund’s investments in accordance with ASC 820 (see Note 2) carried at value ($Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$567,469	$—	$567,469
Cash Equivalent	28	—	—	28

Total Investments in Securities	$28	$567,469	$—	$567,497

The accompanying notes are an integral part of the financial statements.

46	SEI Tax Exempt Trust / Annual Report / August 31, 2010

SCHEDULE OF INVESTMENTS

California Municipal Bond Fund

August 31, 2010

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MUNICIPAL BONDS — 96.4%

California — 92.7%
ABAG, Finance Authority for Nonprofit, Casa de las Campanas Project, RB Callable 09/01/20 @ 100
5.250%, 09/01/24	$3,060	$3,176
Antelope Valley, Community College District, Election 2004, Ser C, GO, NATL Callable 08/01/17 @ 100
5.000%, 08/01/24	1,000	1,109
California State University, Ser A, RB Callable 05/01/19 @ 100
5.250%, 11/01/21	2,000	2,376
California State University, Ser A, RB
5.000%, 11/01/17	2,000	2,395
California State University, Ser A, RB, AGM
5.000%, 11/01/16	1,235	1,478
California State, Communities Development Authority, Health Facilities-Adventist Health Project, Ser A, RB
5.000%, 03/01/15	1,385	1,532
California State, Communities Development Authority, Huntington Memorial Hospital Project, RB
5.000%, 07/01/15	2,860	3,138
California State, Communities Development Authority, Kaiser Permanente Project, Ser A, RB
5.000%, 04/01/19	2,000	2,263
California State, Communities Development Authority, LA Jewish Home Project, RB Callable 11/15/10 @ 100
4.500%, 11/15/13	3,000	3,017

Description	Face Amount ($ Thousands)	Value ($ Thousands)

California State, Communities Development Authority, Redlands Community Hospital Project, Ser A, RB, Radian
5.000%, 04/01/14	$1,000	$1,045
California State, Department of Water Resources & Power, Ser Y, RB, FGIC Pre-Refunded @ 100
5.250%, 06/01/13 (A)	30	34
California State, Educational Facilities Authority, Santa Clara University Project, RB, AMBAC
5.250%, 09/01/19	1,250	1,532
California State, GO Callable 03/01/16 @ 100
5.000%, 03/01/20	5,000	5,532
California State, GO Callable 03/01/20 @ 100
5.000%, 03/01/22	1,000	1,119
California State, GO
5.250%, 02/01/18	2,000	2,360
5.000%, 10/01/16	3,225	3,742
California State, Health Facilities Financing Authority, Cedars-Sinai Medical Center Project, RB
5.000%, 11/15/14	1,000	1,108
California State, Health Facilities Financing Authority, Episcopal Home Project, Ser B, RB
5.100%, 02/01/19	1,425	1,496
California State, Health Facilities Financing Authority, Sutter Health Project, Ser A, RB Callable 08/15/18 @ 100
5.250%, 08/15/22	3,600	3,917
California State, Municipal Finance Authority, Pilgrim Claremont Project, Ser A, RB
5.000%, 05/15/19	1,500	1,597
California State, Municipal Finance Authority, Pilgrim Claremont Project, Ser A, RB Callable 05/15/19 @ 100
5.500%, 05/15/21	1,295	1,360
California State, Public Works Board, California State University Project, Ser A, RB, NATL-RE FGIC
5.250%, 10/01/17	1,380	1,561
California State, Public Works Board, Department of General Services Project, Ser A, RB, AGM Callable 04/01/16 @ 100
5.000%, 04/01/17	1,560	1,769
California State, Ser A, GO
5.000%, 07/01/16	2,775	3,284

SEI Tax Exempt Trust / Annual Report / August 31, 2010	47

SCHEDULE OF INVESTMENTS

California Municipal Bond Fund (Continued)

August 31, 2010

Description	Face Amount ($ Thousands)	Value ($ Thousands)

California State, Various Purposes, GO Callable 10/01/19 @ 100
5.250%, 10/01/22	$5,000	$5,713
California State, Various Purposes, GO
5.000%, 03/01/15	7,000	7,989
California State, Various Purposes, GO, AGM
5.000%, 09/01/16	2,000	2,352
Corona-Norca, Unified School District, Ser B, GO, AGM
5.600%, 09/01/13 (B)	1,000	950
5.500%, 09/01/12 (B)	1,005	975
Evergreen, Elementary School District, GO, NATL Callable 09/01/14 @ 100
5.000%, 09/01/22	2,270	2,511
Fontana, Redevelopment Agency, Jurupa Hills Redevelopment Project, Ser A, TA
5.200%, 10/01/10	1,615	1,618
Fresno, Joint Powers Financing Authority, TA, AMBAC Callable 10/04/10 @ 102
5.500%, 08/01/15	1,445	1,477
Golden West Schools, Financing Authority, Placentia-Yorba Linda University Project, RB, AMBAC
5.500%, 08/01/21	1,500	1,840
Imperial, District Irrigation & Electric Authority, RB
5.000%, 11/01/15	1,000	1,175
Intermodal Container Transfer Facility, Joint Powers Authority, Ser A, RB, AMBAC
5.000%, 11/01/10	1,465	1,474
Loma Linda, University Medical Center Project, Ser A, RB
5.000%, 12/01/15	1,575	1,665
Long Beach, Ser B, RB
5.000%, 05/15/20	2,000	2,421
Los Angeles County, Metropolitan Transportation Authority, Ser D, RB
5.000%, 07/01/18	1,500	1,827
Los Angeles, Community College District, Ser A, GO, AGM Callable 08/01/15 @ 100
5.000%, 08/01/20	1,500	1,706
Los Angeles, Community College District, Ser E-1, GO Callable 08/01/18 @ 100
5.000%, 08/01/25	2,425	2,706
Los Angeles, Department of Airports, Los Angeles International Airport Project, Ser C, RB
5.000%, 05/15/17	1,200	1,403

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Los Angeles, Sonnenblick Del Rio Project, COP, AMBAC
5.375%, 11/01/10	$485	$488
M-S-R, Public Power Agency, Ser K, RB, NATL
5.000%, 07/01/13	2,600	2,829
North Orange County, Community College District, Election 2002, Ser B, GO, FGIC Pre-Refunded @ 100
5.000%, 08/01/14 (A)	1,250	1,459
Palo Alto, Unified School District, GO, AGM Callable 08/01/15 @ 100
5.000%, 08/01/16	1,195	1,422
Rancho Mirage, Joint Power Authority, Eisenhower Medical Center Project, Ser A, RB Callable 07/01/17 @ 100
5.000%, 07/01/21	1,000	1,026
Rancho, Water District Financing Authority, Ser A, RB, AGM Callable 08/01/18 @ 100
5.000%, 08/01/21	1,385	1,601
Redwood City, Elementary School District, GO, NATL-RE FGIC
5.000%, 08/01/15	2,275	2,551
Riverside, Community College District, GO, AGM Callable 08/01/15 @ 100
5.000%, 08/01/18	1,700	1,948
San Diego County, Burnham Institution for Medical Research Project, COP Callable 09/01/15 @ 102
5.000%, 09/01/16	575	609
San Diego, Public Facilities Financing Authority, Ser B, RB Callable 05/15/19 @ 100
5.000%, 05/15/22	2,075	2,406
5.000%, 05/15/24	1,000	1,142
San Diego, Redevelopment Agency, Centre City Redevelopment Project, Ser A, TA, XLCA
5.000%, 09/01/13	1,300	1,385
San Francisco City & County, Airports Commission, Ser 2, RB, NATL-RE FGIC
5.000%, 05/01/12	1,555	1,660
San Francisco City & County, General Hospital Improvement Project, Ser A, GO
5.000%, 06/15/17	3,000	3,606
San Francisco City & County, Public Utilities Commission, Sub-Ser A, RB Callable 05/01/20 @ 100
5.000%, 11/01/20	1,075	1,321
San Francisco, Bay Area Toll Authority, Ser F, RB Callable 04/01/17 @ 100
5.000%, 04/01/23	2,000	2,254

48	SEI Tax Exempt Trust / Annual Report / August 31, 2010

Description	Face Amount ($ Thousands)	Value ($ Thousands)

San Francisco, Bay Area Toll Authority, Ser F, RB
5.000%, 04/01/13	$1,000	$1,111
San Joaquin County, Capital Facilities Project, COP, NATL
5.500%, 11/15/13	1,000	1,087
Santa Clara County, Fremont Union High School District, GO, NATL-RE FGIC Callable 09/01/15 @ 100
5.000%, 09/01/20	2,000	2,285
Santa Fe Springs, Community Development Commission, Construction Redevelopment Project, Ser A, TA, NATL
5.000%, 09/01/15	2,585	2,727
Santa Rosa, Wastewater Authority, Ser A, RB, AMBAC
5.000%, 09/01/16	2,000	2,303
South San Francisco, Unified School District, RB, NATL
5.000%, 09/15/17	1,070	1,244
Southern California, Metropolitan Water District, Ser B, RB
5.000%, 07/01/19	1,000	1,243
Southern California, Public Power Authority, Power Project, Ser A, RB, AGM
5.000%, 01/01/15	1,750	2,024
Tulare, Local Health Care Authority, RB
5.000%, 11/01/15	525	548
5.000%, 11/01/16	550	570
Turlock, Public Financing Authority, RB Callable 05/01/18 @ 100
4.000%, 05/01/23	2,105	2,194
University of California, Regents Medical Center, Ser A, RB, NATL Callable 05/15/15 @ 101
5.000%, 05/15/16	1,000	1,139
University of California, Regents Medical Center, Ser A, RB, NATL
5.000%, 05/15/13	2,000	2,209
University of California, Ser K, RB, NATL Callable 05/15/15 @ 101
5.000%, 05/15/20	5,790	6,593
Val Verde, Unified School District, COP, FGIC
5.000%, 01/01/14 (C)	500	572
Val Verde, Unified School District, COP, FGIC Pre-Refunded @ 100
5.250%, 01/01/15 (A)	2,500	2,951
Washington Township, Health Care District, Ser A, RB
5.000%, 07/01/17	1,125	1,220

Description	Face Amount ($ Thousands)/Shares	Value ($ Thousands)

Whittier, Union High School District, GO, NATL Callable 08/01/15 @ 100
5.000%, 08/01/20	$1,485	$1,649

		153,118

Puerto Rico — 3.7%
Puerto Rico Commonwealth, Electric Power Authority, RB, NATL
5.000%, 07/01/20	1,700	1,919
Puerto Rico Commonwealth, Highway & Transportation Authority, Ser K, RB Pre-Refunded @ 100
5.000%, 07/01/15 (A)	1,210	1,439
Puerto Rico Commonwealth, Highway & Transportation Authority, Ser X, RB, AGM
5.500%, 07/01/15	1,490	1,667
Puerto Rico Commonwealth, Public Buildings Authority, Government Facilities Project, Ser C, RB, CIFG
5.500%, 07/01/16	1,000	1,134

		6,159

Total Municipal Bonds (Cost $147,458) ($ Thousands)		159,277

TAX EXEMPT CORPORATE BOND — 1.1%

California — 1.1%
San Manuel Entertainment Callable 12/01/13 @ 102
4.500%, 12/01/16	2,000	1,839

Total Tax Exempt Corporate Bond (Cost $2,000) ($ Thousands)		1,839

CASH EQUIVALENT — 1.2%
SEI Tax Exempt Trust, Institutional Tax Free Fund, Cl A, 0.05% † (D)	1,977,484	1,977

Total Cash Equivalent (Cost $1,977) ($ Thousands)		1,977

Total Investments — 98.7% (Cost $151,435) ($ Thousands)		$163,093

Percentages are based on Net Assets of $165,191 ($ Thousands).

†	Investment in Affiliated Security (see Note 2).

(A)	Pre-Refunded Securities - The maturity date shown is the pre-refunded date.

(B)	Zero coupon security. The rate shown on the schedule of investments represents the security’s effective yield at the time of purchase.

(C)	Security is escrowed to maturity.

(D)	Rate shown is the 7-day effective yield as of August 31, 2010

SEI Tax Exempt Trust / Annual Report / August 31, 2010	49

SCHEDULE OF INVESTMENTS

California Municipal Bond Fund (Concluded)

August 31, 2010

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

CIFG — CDC IXIS Financial Guaranty

Cl — Class

COP — Certificate of Participation

FGIC — Financial Guaranty Insurance Company

GO — General Obligation

NATL — National Public Finance Guarantee Corporation

Radian — Radian Asset Assurance

RB — Revenue Bond

RE — Reinsurance provided by the aforementioned guarantor.

Ser — Series

TA — Tax Allocation

XLCA — XL Capital Assurance

The following is a summary of the inputs used as of August 31, 2010 valuing the Fund’s investments in accordance with ASC 820 (see Note 2) carried at value ($Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$159,277	$—	$159,277
Tax Exempt Corporate Bond	—	1,839	—	1,839
Cash Equivalent	1,977	—	—	1,977

Total Investments in Securities	$1,977	$161,116	$—	$163,093

The accompanying notes are an integral part of the financial statements.

50	SEI Tax Exempt Trust / Annual Report / August 31, 2010

SCHEDULE OF INVESTMENTS

Massachusetts Municipal Bond Fund

August 31, 2010

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MUNICIPAL BONDS — 100.6%

Massachusetts — 90.8%
Beverly, Municipal Purpose Loan, GO Callable 01/15/20 @ 100
5.000%, 01/15/22	$500	$590
Boston, Ser A, GO
5.000%, 04/01/14	350	403
Erving, GO
5.375%, 06/15/12	250	264
Fall River, GO, AGM Callable 02/01/13 @ 101
5.250%, 02/01/15	750	818
Massachusetts Bay, Transportation Authority, General Transportation System Project, Ser A, RB
5.875%, 03/01/15	185	217
5.500%, 03/01/12	120	124
Massachusetts Bay, Transportation Authority, General Transportation System Project, Ser A, RB, FGIC
7.000%, 03/01/21	500	633
Massachusetts Bay, Transportation Authority, General Transportation System Project, Ser A, RB, NATL
7.000%, 03/01/11	750	775
Massachusetts Bay, Transportation Authority, Ser A, RB
5.250%, 07/01/30	500	618
5.000%, 07/01/22	500	616
Massachusetts Bay, Transportation Authority, Ser B, RB
5.250%, 07/01/21	1,000	1,262
Massachusetts Bay, Transportation Authority, Ser C, RB
5.500%, 07/01/18	245	306
5.250%, 07/01/21	250	315
Massachusetts Bay, Transportation Authority, Ser D, RB
5.000%, 07/01/17	500	598

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Massachusetts State, College Building Authority, Ser B, RB Callable 05/01/20 @ 100
5.000%, 05/01/22	$540	$640
Massachusetts State, Department of Transportation, Ser B, RB
5.000%, 01/01/15	300	340
Massachusetts State, Development Finance Agency, Babson College Project, Ser A, RB, NATL
5.000%, 10/01/17	500	581
Massachusetts State, Development Finance Agency, Boston College Project, Ser P, RB Callable 07/01/17 @ 100
5.000%, 07/01/19	250	292
Massachusetts State, Development Finance Agency, Boston University Project, Ser U-6A, RB Callable 09/02/10 @ 100
0.240%, 10/01/42 (A) (B)	900	900
Massachusetts State, Development Finance Agency, Brandeis University Project, Ser O-1, RB Callable 10/01/19 @ 100
5.000%, 10/01/22	500	570
Massachusetts State, Development Finance Agency, Emerson College Project, Ser A, RB
5.000%, 01/01/14	1,000	1,102
Massachusetts State, Development Finance Agency, Holy Cross Project, Ser B, RB, AMBAC Callable 09/01/17 @ 100
5.000%, 09/01/18	250	294
Massachusetts State, Development Finance Agency, Phillips Academy Project, RB
5.000%, 09/01/18	250	309
Massachusetts State, Development Finance Agency, Visual & Performing Arts Project, RB
5.750%, 08/01/14	500	585
Massachusetts State, Educational Financing Authority, Ser A, RB
5.500%, 01/01/17	500	561
Massachusetts State, Health & Educational Facilities Authority, Harvard University Project, Ser A, RB Callable 12/15/19 @ 100
5.000%, 12/15/24	500	596

SEI Tax Exempt Trust / Annual Report / August 31, 2010	51

SCHEDULE OF INVESTMENTS

Massachusetts Municipal Bond Fund (Concluded)

August 31, 2010

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Massachusetts State, Health & Educational Facilities Authority, Harvard University Project, Ser A, RB Callable 11/15/18 @ 100
5.250%, 11/15/21	$500	$612
Massachusetts State, Health & Educational Facilities Authority, Lahey Clinic Medical Center, Ser C, RB, NATL-RE FGIC
5.000%, 08/15/15	1,320	1,442
Massachusetts State, Health & Educational Facilities Authority, Massachusetts Institute of Technology Project, Ser K, RB
5.500%, 07/01/22	250	327
Massachusetts State, Health & Educational Facilities Authority, Massachusetts Institute of Technology Project, Ser M, RB
5.250%, 07/01/29	500	642
Massachusetts State, Health & Educational Facilities Authority, Northeastern University Project, Ser A, RB
5.000%, 10/01/17	500	589
Massachusetts State, Health & Educational Facilities Authority, Partners Healthcare Systems Project, Ser G, RB Callable 07/01/17 @ 100
5.000%, 07/01/18	200	225
Massachusetts State, Health & Educational Facilities Authority, Suffolk University Project, Ser A, RB Callable 07/01/19 @ 100
6.000%, 07/01/24	500	551
Massachusetts State, Health & Educational Facilities Authority, Tufts University Project, Ser J, RB
5.500%, 08/15/15	300	361
Massachusetts State, Health & Educational Facilities Authority, Wheaton College Project, Ser F, RB
5.000%, 01/01/14	400	449
Massachusetts State, Housing Finance Agency, Ser E, AMT, RB Callable 12/01/14 @ 100
5.000%, 12/01/28	250	252
Massachusetts State, Housing Finance Agency, Single Family Housing Project, Ser III, AMT, RB Callable 06/01/13 @ 100
4.200%, 12/01/14 (B)	565	582

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Massachusetts State, Industrial Finance Agency, Boston Edison Project, Ser A, RB Callable 10/04/10 @ 100
5.750%, 02/01/14	$925	$929
Massachusetts State, Port Authority, Bosfuel Project, AMT, RB, NATL-RE FGIC
5.000%, 07/01/16	750	815
Massachusetts State, Port Authority, Ser B, RB Callable 07/01/20 @ 100
5.000%, 07/01/21	500	597
Massachusetts State, Port Authority, Ser C, RB, NATL Callable 07/01/13 @ 100
5.000%, 07/01/14	300	334
Massachusetts State, Port Authority, Ser C, AMT, RB, AGM
5.000%, 07/01/15	1,150	1,298
Massachusetts State, Ser A, GO, AGM
5.250%, 08/01/20	500	626
Massachusetts State, Ser A, GO, AGM Pre-Refunded @ 100
5.000%, 03/01/15 (C)	500	591
Massachusetts State, Ser B, GO, AGM
5.250%, 09/01/21	500	631
Massachusetts State, Ser C, GO
5.000%, 12/01/15	500	593
Massachusetts State, Ser C, GO, NATL
5.500%, 12/01/20	750	958
Massachusetts State, Ser D, GO
5.500%, 10/01/16	200	245
Massachusetts State, Ser D, GO, NATL
5.500%, 11/01/15	500	604
Massachusetts State, Water Pollution Abatement Authority, MWRA Program, Sub-Ser A, RB
6.000%, 08/01/19	500	661
Massachusetts State, Water Pollution Abatement Authority, Pool Program, Ser 8, RB Callable 08/01/12 @ 100
5.250%, 08/01/13	5	5
Massachusetts State, Water Pollution Abatement Authority, RB
5.250%, 08/01/29	500	635
Massachusetts State, Water Pollution Abatement Authority, Ser 14, RB
5.000%, 08/01/19	1,000	1,241
Massachusetts State, Water Pollution Abatement Authority, Ser A, RB
5.250%, 08/01/19	350	441
Massachusetts State, Water Resources Authority, Ser A, RB
5.000%, 08/01/15	760	898

52	SEI Tax Exempt Trust / Annual Report / August 31, 2010

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Massachusetts State, Water Resources Authority, Ser B, RB, AGM
5.250%, 08/01/23	$500	$626
Massachusetts State, Water Resources Authority, Ser C, RB
6.000%, 12/01/11	70	73
Springfield, Municipal Purpose Loan, GO, NATL
5.250%, 08/01/15	500	578
University of Massachusetts, Building Authority, Ser 2009-1, RB
5.000%, 05/01/17	1,000	1,186

		34,906

Puerto Rico — 9.6%
Puerto Rico Commonwealth, Electric Power Authority, Ser LL, RB, NATL
5.500%, 07/01/18	250	293
Puerto Rico Commonwealth, Electric Power Authority, Ser QQ, RB, XLCA
5.500%, 07/01/16	250	288
Puerto Rico Commonwealth, GO
6.500%, 07/01/13	250	276
Puerto Rico Commonwealth, Government Development Board, Senior Notes, Ser B, RB
5.000%, 12/01/14	250	273
Puerto Rico Commonwealth, Highway & Transportation Authority, Ser CC, RB
5.000%, 07/01/14	300	324
5.000%, 07/01/16	500	544
Puerto Rico Commonwealth, Highway & Transportation Authority, Ser Y, RB, NATL
6.250%, 07/01/14 (D)	45	55
Puerto Rico Commonwealth, Highway & Transportation Authority, Ser Y, RB, NATL
6.250%, 07/01/14	5	6
Puerto Rico Commonwealth, Infrastructure Financing Authority, Special Tax, Ser C, RB, AMBAC
5.500%, 07/01/16	250	277
Puerto Rico Commonwealth, Public Buildings Authority, Government Facilities Project, Ser C, RB
5.500%, 07/01/12	500	532
Puerto Rico Commonwealth, Sales Tax Financing, Sub-Ser A, RB Callable 08/01/19 @ 100
5.500%, 08/01/21	500	573

Description	Face Amount ($ Thousands)/ Shares	Value ($ Thousands)

Puerto Rico Commonwealth, Ser A, GO Callable 07/01/12 @ 100
5.000%, 07/01/30 (B)	$250	$261

		3,702

Virgin Islands — 0.2%
Virgin Islands, Public Finance Authority, Gross Receipts Taxes, Ser A, RB
5.625%, 10/01/10	75	75

Total Municipal Bonds (Cost $35,683) ($ Thousands)		38,683

CASH EQUIVALENT — 0.1%
SEI Tax Exempt Trust, Institutional Tax Free Fund, Cl A, 0.05% † (E)	29,232	29

Total Cash Equivalent (Cost $29) ($ Thousands)		29

Total Investments — 100.7% (Cost $35,712) ($ Thousands)		$38,712

Percentages are based on Net Assets of $38,439 ($ Thousands).

†	Investment in Affiliated Security (see Note 2).

(A)	Securities are held in connection with a letter of credit issued by a major bank.

(B)	Floating Rate Instrument. The rate reflected on the Schedule of Investments is the rate in effect on August 31, 2010. The demand and interest rate reset feature gives this security a shorter effective maturity date.

(C)	Pre-Refunded Securities - The maturity date shown is the pre-refunded date.

(D)	Security is escrowed to maturity.

(E)	Rate shown is the 7-day effective yield as of August 31, 2010

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

AMT — Alternative Minimum Tax (subject to)

Cl — Class

FGIC — Financial Guaranty Insurance Company

GO — General Obligation

NATL — National Public Finance Guarantee Corporation

RB — Revenue Bond

RE — Reinsurance provided by the aforementioned guarantor.

Ser — Series

XLCA — XL Capital Assurance

The following is a summary of the inputs used as of August 31, 2010 valuing the Fund’s investments in accordance with ASC 820 (see Note 2) carried at value ($Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$38,683	$—	$38,683
Cash Equivalent	29	—	—	29

Total Investments in Securities	$29	$38,683	$—	$38,712

The accompanying notes are an integral part of the financial statements.

SEI Tax Exempt Trust / Annual Report / August 31, 2010	53

SCHEDULE OF INVESTMENTS

New Jersey Municipal Bond Fund

August 31, 2010

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MUNICIPAL BONDS — 97.7%

New Jersey — 84.3%
Atlantic County, Public Facilities Lease Agreement, COP, NATL-RE FGIC
6.000%, 03/01/13	$1,000	$1,113
Burlington County, Bridge Authority, Government Loan Program, RB Callable 10/15/12 @ 100
5.000%, 10/15/13	1,290	1,407
Camden County, Municipal Utilities Authority, County Agreement Project, Ser B, RB, NATL-RE FGIC
5.000%, 07/15/15	1,750	1,994
Freehold, Regional High School District, GO, NATL-RE FGIC
5.000%, 03/01/15	1,280	1,489
Garden State, Preservation Trust, Ser C, RB, AGM
5.125%, 11/01/16	1,000	1,192
Lacey, Municipal Utilities Authority, RB, AMBAC Callable 12/01/17 @ 100
5.000%, 12/01/19	550	635
New Jersey State, Casino Reinvestment Development Authority, Ser A, RB, NATL
5.000%, 06/01/14	3,000	3,160
New Jersey State, Economic Development Authority, Masonic Charity Foundation Project, RB Callable 06/01/11 @ 102
5.000%, 06/01/12	890	928
New Jersey State, Economic Development Authority, Motor Vehicle Surcharge Revenue Project, Ser A, RB, NATL Callable 07/01/14 @ 100
5.250%, 07/01/15	2,000	2,242
New Jersey State, Economic Development Authority, RB
5.000%, 12/15/17	1,000	1,168

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New Jersey State, Economic Development Authority, School Facilities Construction Project, Ser K, RB, AMBAC Callable 12/15/15 @ 100
5.250%, 12/15/16	$1,485	$1,715
New Jersey State, Educational Facilities Authority, College of New Jersey Project, Ser D, RB, AGM Callable 07/01/18 @ 100
5.000%, 07/01/23	2,695	2,987
New Jersey State, Educational Facilities Authority, Fairleigh Dickinson Project, Ser C, RB
6.000%, 07/01/12	1,670	1,777
New Jersey State, Educational Facilities Authority, Princeton University Project, Ser E, RB
5.000%, 07/01/15	2,500	2,970
New Jersey State, Educational Facilities Authority, Princeton University Project, Ser K, RB
5.250%, 07/01/18	700	880
New Jersey State, Educational Facilities Authority, Ramapo College Project, Ser I, RB, AMBAC Callable 07/01/17 @ 100
5.000%, 07/01/18	1,620	1,831
New Jersey State, Environmental Infrastructure Trust, Ser A, RB
5.250%, 09/01/21	1,000	1,274
New Jersey State, Environmental Infrastructure Trust, Ser A, RB
5.000%, 09/01/20 (A)	1,220	1,531
New Jersey State, Environmental Infrastructure Trust, Ser B, RB
5.250%, 09/01/21	1,000	1,274
New Jersey State, Equipment Lease Purchase Program, Ser A, COP
5.000%, 06/15/15	1,350	1,512
New Jersey State, Health Care Facilities Financing Authority, Atlantic Care Regional Medical Center Project, RB Callable 07/01/17 @ 100
5.000%, 07/01/21	2,000	2,139
New Jersey State, Health Care Facilities Financing Authority, Burdette Tomlin Memorial Hospital Project, RB Callable 10/04/10 @ 100
5.250%, 07/01/11	535	536

54	SEI Tax Exempt Trust / Annual Report / August 31, 2010

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New Jersey State, Health Care Facilities Financing Authority, Children’s Specialized Hospital Project, Ser A, RB
5.000%, 07/01/12	$400	$417
5.000%, 07/01/14	510	546
New Jersey State, Health Care Facilities Financing Authority, Children’s Specialized Hospital Project, Ser A, RB Callable 07/01/15 @ 100
5.000%, 07/01/18	200	206
New Jersey State, Health Care Facilities Financing Authority, RWJ Health Care Corporation Project, Ser B, RB, Radian
5.000%, 07/01/13	1,000	1,064
5.000%, 07/01/14	570	615
New Jersey State, Health Care Facilities Financing Authority, South Jersey Hospital Project, RB Callable 07/01/16 @ 100
5.000%, 07/01/17	1,875	2,056
New Jersey State, Ser H, GO, AGM
5.250%, 07/01/15	1,485	1,762
New Jersey State, Transportation Administration, Federal Transportation Grants, Ser B, COP, AMBAC
5.500%, 09/15/11	1,000	1,047
New Jersey State, Transportation Trust Fund Authority, Transportation Systems Project, Ser A, RB
5.500%, 12/15/21	2,500	3,036
New Jersey State, Transportation Trust Fund Authority, Transportation Systems Project, Ser A, RB, AGM
5.500%, 12/15/16	3,000	3,570
New Jersey State, Transportation Trust Fund Authority, Transportation Systems Project, Ser A, RB, NATL
5.250%, 12/15/21	1,615	1,923
New Jersey State, Transportation Trust Fund Authority, Transportation Systems Project, Ser C, RB, FGIC Pre-Refunded @ 100
5.250%, 06/15/15 (B)	1,165	1,394
New Jersey State, Transportation Trust Fund Authority, Transportation Systems Project, Ser C, RB, NATL Pre-Refunded @ 100
5.250%, 06/15/15 (B)	1,000	1,196
New Jersey State, Transportation Trust Fund Authority, Transportation Systems Project, Ser C, RB, NATL
5.250%, 06/15/13 (A)	3,000	3,398

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New Jersey State, Transportation Trust Fund Authority, Transportation Systems Project, Ser D, RB, AMBAC Pre-Refunded @ 100
5.000%, 06/15/15 (B)	$2,115	$2,506
New Jersey State, Turnpike Authority, Ser H, RB Callable 01/01/19 @ 100
5.000%, 01/01/20	1,000	1,171
Rutgers University, Ser F, RB Callable 05/01/19 @ 100
5.000%, 05/01/21	1,040	1,235
5.000%, 05/01/22	1,000	1,179
Southeast Morris County, Municipal Utilities Authority, RB, NATL Callable 01/01/11 @ 100
5.000%, 01/01/13	1,215	1,233
West Windsor Plainsboro, Regional School District, GO, AGM
5.000%, 09/15/16	1,075	1,299
5.000%, 09/15/17	635	773

		67,380

New York — 4.5%
New York & New Jersey, Port Authority, One Hundred Forty Eighth Project, RB, AGM Callable 08/15/17 @ 100
5.000%, 08/15/19	3,000	3,573

Pennsylvania — 3.3%
Delaware River, Joint Toll Bridge Commission, Ser A, RB, NATL
5.500%, 07/01/18	1,500	1,806
5.000%, 07/01/16	730	844

		2,650

Puerto Rico — 5.6%
Puerto Rico Commonwealth, Electric Power Authority, Ser JJ, RB, XLCA
5.375%, 07/01/17	1,000	1,153
Puerto Rico Commonwealth, Electric Power Authority, Ser UU, RB, NATL
5.000%, 07/01/19	1,000	1,138
Puerto Rico Commonwealth, Highway & Transportation Authority, Ser E, RB, AGM
5.500%, 07/01/12	1,015	1,089
Puerto Rico Commonwealth, Public Improvement Project, Ser A, GO, NATL
5.500%, 07/01/18	1,000	1,125

		4,505

Total Municipal Bonds (Cost $72,333) ($ Thousands)		78,108

SEI Tax Exempt Trust / Annual Report / August 31, 2010	55

SCHEDULE OF INVESTMENTS

New Jersey Municipal Bond Fund (Concluded)

August 31, 2010

Description	Shares	Value ($ Thousands)

CASH EQUIVALENT — 1.4%
SEI Tax Exempt Trust, Institutional Tax Free Fund, Cl A, 0.05%† (C)	1,111,880	$1,112

Total Cash Equivalent (Cost $1,112) ($ Thousands)		1,112

Total Investments — 99.1% (Cost $73,445) ($ Thousands)		$79,220

Percentages are based on Net Assets of $79,941 ($ Thousands).

†	Investment in Affiliated Security (see Note 2).

(A)	Security is escrowed to maturity.

(B)	Pre-Refunded Securities - The maturity date shown is the pre-refunded date.

(C)	Rate shown is the 7-day effective yield as of August 31, 2010

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

Cl — Class

COP — Certificate of Participation

FGIC — Financial Guaranty Insurance Company

GO — General Obligation

NATL — National Public Finance Guarantee Corporation

Radian — Radian Asset Assurance

RB — Revenue Bond

RE — Reinsurance provided by the aforementioned guarantor.

Ser — Series

XLCA — XL Capital Assurance

The following is a summary of the inputs used as of August 31, 2010 valuing the Fund’s investments in accordance with ASC 820 (see Note 2) carried at value ($Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$78,108	$—	$78,108
Cash Equivalent	1,112	—	—	1,112

Total Investments in Securities	$1,112	$78,108	$—	$79,220

The accompanying notes are an integral part of the financial statements.

56	SEI Tax Exempt Trust / Annual Report / August 31, 2010

SCHEDULE OF INVESTMENTS

New York Municipal Bond Fund

August 31, 2010

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MUNICIPAL BONDS — 99.2%

Guam — 0.5%
Territory of Guam, Ser A, RB Callable 12/01/19 @ 100
5.375%, 12/01/24	$500	$547

New York — 88.0%
Babylon, Industrial Development Agency, Covanta Babylon Project, Ser A, RB
5.000%, 01/01/17	1,000	1,132
Dutchess County, Industrial Development Agency, Bard College Civic Facilities Project, Ser A-1, RB
5.000%, 08/01/17	500	542
Erie County, Fiscal Stability Authority, Ser A, RB
5.000%, 05/15/17	850	1,026
Erie County, Water Authority, RB
5.000%, 12/01/16	1,000	1,188
Hempstead, Local Development Authority, Molloy College Project, RB Callable 07/01/19 @ 100
5.250%, 07/01/23	1,500	1,669
Islip, Resource Recovery Agency, Ser F, AMT, RB, AGM
5.000%, 07/01/12	1,000	1,043
Long Island, Power Authority, Ser E, RB, NATL Callable 12/01/16 @ 100
5.000%, 12/01/18	1,000	1,154
Long Island, Power Authority, Ser E, RB, NATL-RE FGIC Callable 12/01/16 @ 100
5.000%, 12/01/17	500	579
Long Island, Power Authority, Ser F, RB, NATL
5.000%, 05/01/15	1,000	1,150
Metropolitan New York, Transportation Authority, Ser A, RB
5.000%, 11/15/13	1,000	1,123

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Metropolitan New York, Transportation Authority, Ser A, RB, NATL
5.000%, 11/15/14	$1,290	$1,482
Metropolitan New York, Transportation Authority, Ser A, RB, NATL-RE FGIC Callable 11/15/11 @ 100
5.250%, 11/15/12	1,000	1,058
Metropolitan New York, Transportation Authority, Ser A, RB, NATL-RE FGIC Callable 11/15/17 @ 100
5.000%, 11/15/18	1,000	1,144
Metropolitan New York, Transportation Authority, Ser A-1, RB
5.000%, 11/15/14	500	580
Metropolitan New York, Transportation Authority, Ser B, RB Callable 11/15/19 @ 100
5.250%, 11/15/20	500	601
Metropolitan New York, Transportation Authority, Ser C, RB, AMBAC
5.000%, 11/15/13	1,000	1,128
Mount Sinai, Union Free School District, GO, AMBAC
6.200%, 02/15/14	500	583
Nassau County, Interim Finance Authority, Ser A, RB, NATL
5.000%, 11/15/14	500	584
New York & New Jersey, Port Authority, Ser 131, AMT, RB Callable 06/15/13 @ 101
5.000%, 12/15/13	1,500	1,686
New York & New Jersey, Port Authority, Ser 139, AMT, RB, NATL-RE FGIC
5.000%, 10/01/13	1,000	1,109
New York & New Jersey, Port Authority, Ser 85, RB, AMBAC
5.200%, 09/01/15	1,215	1,447
New York City, Housing Development Authority, Capital Funding Program, Ser A, RB, NATL-RE FGIC Callable 07/01/15 @ 100
5.000%, 07/01/16	1,975	2,233
New York City, Industrial Development Agency, Terminal One Group Association Project, AMT, RB
5.500%, 01/01/14	1,000	1,084
New York City, Ser A1, GO, AGM
5.000%, 08/01/16	1,000	1,189
New York City, Ser B, GO
5.000%, 08/01/18	2,500	3,020
New York City, Ser C, GO
5.000%, 08/01/13	500	560

SEI Tax Exempt Trust / Annual Report / August 31, 2010	57

SCHEDULE OF INVESTMENTS

New York Municipal Bond Fund (Continued)

August 31, 2010

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New York City, Ser C, GO, CIFG
5.000%, 08/01/14	$1,500	$1,736
New York City, Ser C, GO, NATL
5.000%, 08/01/15	750	877
New York City, Ser G, GO
5.000%, 08/01/15	1,865	2,180
New York City, Ser G, GO, AMBAC Callable 02/01/16 @ 100
5.000%, 08/01/17	725	837
New York City, Ser H, GO
5.000%, 08/01/13	840	942
New York City, Ser H, GO, NATL-RE FGIC
6.000%, 08/01/12	750	826
New York City, Ser H, GO, NATL-RE FGIC Callable 08/01/14 @ 100
5.000%, 08/01/15	750	855
New York City, Ser I, GO, NATL Callable 08/01/14 @ 100
5.000%, 08/01/17	500	566
New York City, Sub-Ser B-2, GO Callable 09/02/10 @ 100
0.240%, 08/15/20 (A) (B)	100	100
New York City, Sub-Ser F-1, GO
5.000%, 09/01/13	750	843
New York City, Sub-Ser J, GO Callable 06/01/16 @ 100
5.000%, 06/01/17	300	350
New York City, Transitional Finance Authority, Future Tax Secured Project, Ser A, RB Callable 11/01/11 @ 100
5.500%, 11/01/26 (B) (C)	750	789
New York City, Transitional Finance Authority, Future Tax Secured Project, Ser B, RB Callable 02/01/11 @ 100
5.250%, 02/01/29 (B) (C)	750	763
New York City, Transitional Finance Authority, Future Tax Secured Project, Ser D, RB
5.000%, 11/01/17	1,000	1,209
New York City, Transitional Finance Authority, Future Tax Secured Project, Sub-Ser D-2, RB Callable 05/01/14 @ 100
5.000%, 11/01/14	1,000	1,147
New York City, Transitional Finance Authority, Ser S-1, RB, NATL-RE FGIC
5.000%, 07/15/16	350	415
New York City, Transportation Authority, Livingston Plaza Project, RB, AGM
5.400%, 01/01/18 (D)	105	125

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New York City, Trust for Cultural Resources, Museum of Modern Art Project, Ser 1A, RB
5.000%, 10/01/17	$1,000	$1,216
New York State, Dormitory Authority, City University System, Special Obligation, Ser D, RB, FGIC
5.750%, 07/01/12	475	504
New York State, Dormitory Authority, Columbia University, Ser A, RB Callable 07/01/16 @ 100
5.000%, 07/01/20	1,000	1,164
New York State, Dormitory Authority, Health Quest Systems Project, Ser B, RB, AGM
5.000%, 07/01/15	740	845
5.000%, 07/01/16	655	750
New York State, Dormitory Authority, Hospital - Special Surgery Project, RB Callable 08/15/19 @ 100
5.500%, 02/15/24	1,150	1,292
New York State, Dormitory Authority, Interfaith Medical Center Project, RB
5.000%, 02/15/18	1,000	1,156
New York State, Dormitory Authority, Manhattan College Project, RB, Radian
5.500%, 07/01/11	900	920
New York State, Dormitory Authority, Mental Health Project, RB, AGM Callable 02/15/15 @ 100
5.000%, 02/15/16	1,500	1,720
New York State, Dormitory Authority, Mental Health Services Facilities Improvement Project, Ser D, RB, AGM
5.250%, 08/15/18	1,000	1,191
New York State, Dormitory Authority, Mental Health Services Facilities Improvement Project, Ser D, RB, NATL-RE FGIC Callable 02/15/15 @ 100
5.000%, 08/15/19	1,000	1,112
New York State, Dormitory Authority, Mount Sinai Hospital Project, Ser A, RB
5.000%, 07/01/18	795	895
New York State, Dormitory Authority, Mount Sinai School of Medicine Project, RB Callable 07/01/19 @ 100
5.500%, 07/01/25	1,000	1,113
New York State, Dormitory Authority, New York State Department of Health Project, RB
5.250%, 07/01/13	500	561

58	SEI Tax Exempt Trust / Annual Report / August 31, 2010

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New York State, Dormitory Authority, New York University Project, Ser A, RB, NATL
6.000%, 07/01/19	$100	$128
New York State, Dormitory Authority, New York University Project, Ser B, RB
5.000%, 07/01/16	500	590
New York State, Dormitory Authority, Rochester Institute of Technology Project, Ser A, RB, AMBAC
5.000%, 07/01/13	1,000	1,102
New York State, Dormitory Authority, Ser A, RB Callable 02/15/19 @ 100
5.250%, 02/15/22	1,000	1,195
New York State, Dormitory Authority, Ser B, RB
5.000%, 07/01/16	500	596
New York State, Dormitory Authority, Ser B, RB, AMBAC
5.500%, 03/15/24	1,000	1,287
New York State, Dormitory Authority, Ser D, RB
5.000%, 03/15/14	1,000	1,146
New York State, Dormitory Authority, Siena College Project, RB, NATL
5.000%, 07/01/16	500	569
New York State, Dormitory Authority, State University Educational Facilities Project, Ser A, RB
5.500%, 05/15/13	810	879
New York State, Dormitory Authority, State University Educational Facilities Project, Ser A, RB, AMBAC
5.250%, 05/15/15	1,170	1,344
New York State, Dormitory Authority, State University Educational Facilities Project, Ser A, RB, FGIC
7.500%, 05/15/13	600	699
New York State, Environmental Facilities Authority, Revolving Funds - New York City Municipal Water Project, Ser A, RB Callable 06/15/18 @ 100
5.000%, 06/15/24	1,500	1,738
New York State, Environmental Facilities Authority, Revolving Funds - New York City Municipal Water Project, Ser E, RB
5.000%, 06/15/14	750	868
New York State, Environmental Facilities Authority, Revolving Funds, Ser B, RB
5.000%, 11/15/16	1,000	1,203
New York State, Environmental Facilities Authority, Ser A, RB, NATL-RE FGIC
5.250%, 12/15/13	500	577

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New York State, Local Government Services, Ser E, RB
6.000%, 04/01/14	$1,020	$1,153
New York State, Local Government Services, Sub-Ser A-5/6, RB
5.000%, 04/01/18	1,000	1,219
New York State, Mortgage Agency, Homeowner Mortgage Project, Ser 98, RB Callable 04/01/11 @ 100
5.050%, 10/01/17	825	835
New York State, Mortgage Agency, RB Callable 11/01/19 @ 100
5.250%, 11/01/20	1,000	1,091
New York State, Thruway Authority, Ser A, RB
5.000%, 03/15/17	500	598
New York State, Thruway Authority, Ser A, RB, AGM
5.000%, 03/15/14	1,000	1,146
New York State, Thruway Authority, Ser B, RB Callable 10/01/18 @ 100
5.000%, 04/01/20	1,000	1,179
New York State, Thruway Authority, Ser B, RB
5.250%, 04/01/18	1,000	1,225
New York State, Thruway Authority, Ser B, RB, AGM
5.000%, 04/01/14	1,000	1,144
5.000%, 04/01/15	800	934
New York State, Thruway Authority, Ser B, RB, NATL-RE FGIC Callable 10/01/15 @ 100
5.000%, 04/01/16	1,000	1,174
New York State, Thruway Authority, Ser H, RB, NATL
5.000%, 01/01/15	635	723
New York State, Triborough Bridge & Tunnel Authority, RB, NATL
5.500%, 11/15/20	750	948
New York State, Triborough Bridge & Tunnel Authority, Ser C, RB
5.000%, 11/15/15	1,000	1,184
New York State, Urban Development Authority, Personal Income Tax Project, RB, AMBAC
5.500%, 03/15/18	1,000	1,249
New York State, Urban Development Authority, Personal Income Tax Project, Ser A1, RB
5.000%, 12/15/16	250	301
New York State, Urban Development Authority, Personal Income Tax Project, Ser A-1, RB
5.000%, 12/15/17	1,000	1,216

SEI Tax Exempt Trust / Annual Report / August 31, 2010	59

SCHEDULE OF INVESTMENTS

New York Municipal Bond Fund (Concluded)

August 31, 2010

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New York State, Urban Development Authority, Personal Income Tax Project, Ser A-1, RB, AMBAC
5.000%, 12/15/15	$1,000	$1,190
New York State, Urban Development Authority, Service Contract, RB, AGM
5.000%, 01/01/15	500	576
New York State, Urban Development Authority, Service Contract, Ser A, RB
5.000%, 01/01/15	500	571
Sales Tax Asset Receivable, Ser A, RB, NATL Callable 10/15/14 @ 100
5.000%, 10/15/17	1,000	1,134
TSASC, Ser 1, RB Callable 06/01/16 @ 100
4.750%, 06/01/22	1,405	1,397
Westchester County, Ser C, GO
5.000%, 11/01/17	850	1,060
Yonkers, Ser A, GO, AGM
5.000%, 05/01/17	300	345
Yonkers, Ser A, GO, NATL
5.000%, 08/01/13	1,500	1,636

		98,242

Puerto Rico — 10.6%
Puerto Rico Commonwealth, Electric Power Authority, Ser QQ, RB, XLCA
5.500%, 07/01/16	500	577
Puerto Rico Commonwealth, Electric Power Authority, Ser UU, RB, NATL
5.000%, 07/01/19	500	569
Puerto Rico Commonwealth, Government Development Board, Senior Notes, Ser B, RB
5.000%, 12/01/15	750	820
Puerto Rico Commonwealth, Highway & Transportation Authority, RB, AGM
5.500%, 07/01/25	1,740	2,069
Puerto Rico Commonwealth, Highway & Transportation Authority, Ser CC, RB
5.000%, 07/01/16	2,100	2,284
Puerto Rico Commonwealth, Highway & Transportation Authority, Ser E, RB, AGM
5.500%, 07/01/19	750	875
Puerto Rico Commonwealth, Highway & Transportation Authority, Ser Y, RB, NATL
6.250%, 07/01/14	10	11
Puerto Rico Commonwealth, Highway & Transportation Authority, Ser Y, RB, NATL
6.250%, 07/01/14 (D)	115	139

Description	Face Amount ($ Thousands)/Shares	Value ($ Thousands)

Puerto Rico Commonwealth, Housing Finance Authority, Capital Funding Program, RB
5.000%, 12/01/13	$515	$567
Puerto Rico Commonwealth, Infrastructure Financing Authority, Special Tax, Ser C, RB, AMBAC
5.500%, 07/01/16	500	554
5.500%, 07/01/18	1,000	1,114
Puerto Rico Commonwealth, Public Buildings Authority, Government Facilities Project, Ser N, RB
5.250%, 07/01/17	765	840
Puerto Rico Commonwealth, Sales Tax Financing, Sub-Ser A, RB Callable 08/01/19 @ 100
5.500%, 08/01/21	1,250	1,433

		11,852

Virgin Islands — 0.1%
Virgin Islands, Public Finance Authority, Gross Receipts Taxes, Ser A, RB
5.625%, 10/01/10	75	75

Total Municipal Bonds (Cost $102,436) ($ Thousands)		110,716

CASH EQUIVALENT — 0.1%
SEI Tax Exempt Trust, Institutional Tax Free Fund, Cl A, 0.05%† (E)	92,371	92

Total Cash Equivalent (Cost $92) ($ Thousands)		92

Total Investments — 99.3% (Cost $102,528) ($ Thousands)		$110,808

Percentages	are based on Net Assets of $111,621 ($ Thousands).

†	Investment in Affiliated Security (see Note 2).

(A)	Securities are held in connection with a letter of credit issued by a major bank.

(B)	Floating Rate Instrument. The rate reflected on the Schedule of Investments is the rate in effect on August 31, 2010. The demand and interest rate reset feature gives this security a shorter effective maturity date.

(C)	Step Bonds — The rate reflected on the Schedule of Investments is the effective yield on August 31, 2010. The coupon on a step bond changes on a specified date.

(D)	Security is escrowed to maturity.

(E)	Rate shown is the 7-day effective yield as of August 31, 2010

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

AMT — Alternative Minimum Tax (subject to)

CIFG — CDC IXIS Financial Guaranty

Cl — Class

FGIC — Financial Guaranty Insurance Company

GO — General Obligation

NATL — National Public Finance Guarantee Corporation

Radian — Radian Asset Assurance

60	SEI Tax Exempt Trust / Annual Report / August 31, 2010

RB — Revenue Bond

RE — Reinsurance provided by the aforementioned guarantor.

Ser — Series

XLCA — XL Capital Assurance

The following is a summary of the inputs used as of August 31, 2010 valuing the Fund’s investments in accordance with ASC 820 (see Note 2) carried at value ($Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$110,716	$—	$110,716
Cash Equivalent	92	—	—	92

Total Investments in Securities	$92	$110,716	$—	$110,808

The accompanying notes are an integral part of the financial statements.

SEI Tax Exempt Trust / Annual Report / August 31, 2010	61

SCHEDULE OF INVESTMENTS

Pennsylvania Municipal Bond Fund

August 31, 2010

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MUNICIPAL BONDS — 98.2%

Guam — 1.3%
Territory of Guam, Ser A, RB Callable 12/01/19 @ 100
5.375%, 12/01/24	$1,000	$1,094

Pennsylvania — 85.5%
Adams County, Industrial Development Authority, Gettysburg College Project, RB
5.000%, 08/15/19	1,000	1,163
Allegheny County, Hospital Development Authority, University of Pittsburgh Medical Center Project, Ser A, RB
5.000%, 05/15/18	1,000	1,142
Allegheny County, Hospital Development Authority, University of Pittsburgh Medical Center Project, Ser B, RB
5.250%, 06/15/15	1,000	1,158
Allegheny County, Industrial Development Authority, Duquesne Light Project, RB, AMBAC
4.350%, 12/01/13	575	612
Allegheny County, Residential Finance Authority, Single-Family Mortgage Project, Ser CC-1, RB, Callable 10/04/10 @ 101
5.200%, 05/01/17	565	567
Allegheny County, Ser C-56, GO, AGM
5.000%, 10/01/15	1,000	1,157
Bensalem Township, Water & Sewer Authority, RB Callable 10/04/10 @ 100
6.750%, 12/01/14 (A)	60	66
Berks County, GO, AMBAC
5.850%, 11/15/18	1,000	1,272
Bethel Park, School District, GO Callable 08/01/19 @ 100
5.000%, 08/01/22	1,000	1,133

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Cambria County, Hospital Development Authority, Conemaugh Valley Memorial Hospital Project, RB Callable 10/04/10 @ 100
7.625%, 09/01/11 (A)	$59	$60
Central Dauphin County, School District, GO, NATL Pre-Refunded @ 100
6.000%, 02/01/16 (B)	1,000	1,250
Chester County, Ser C, GO
5.000%, 07/15/19	1,000	1,231
Delaware County, Healthcare Authority, Mercy Health Project, Ser A, RB Callable 10/04/10 @ 100
5.125%, 11/15/12 (A)	70	70
Delaware County, Higher Education Authority, Haverford College Project, RB Callable 05/15/20 @ 100
5.000%, 11/15/21	775	927
Delaware River, Joint Toll Bridge Commission, RB
5.250%, 07/01/13	1,000	1,106
Delaware River, Pennsylvania & New Jersey Port Authority, Delaware Bridges Project, RB Callable 10/04/10 @ 100
6.500%, 01/15/11 (A)	50	51
Delaware Valley, Regional Finance Authority, RB
5.500%, 07/01/12	1,000	1,068
Derry Township, Sanitation Sewer Authority, RB Callable 10/04/10 @ 100
6.250%, 08/01/12 (A)	10	10
Dover Township, Sewer Authority, RB Callable 10/04/10 @ 100
6.250%, 05/01/12 (A)	10	11
Erie County, Hospital Authority, Erie County Geriatric Project, RB Callable 10/04/10 @ 100
6.250%, 07/01/11 (A)	20	21
Franklin County, Industrial Development Authority, Chambersburg Hospital Project, RB
5.000%, 07/01/18	1,000	1,098
Hampton Township, Sanitation Sewer Authority, RB
6.500%, 09/01/10 (A)	10	10
Horsham Township, Water & Sewer Authority, RB, NATL Callable 10/04/10 @ 100
6.700%, 01/01/11 (A)	5	5
Lancaster Area, Sewer Authority, RB Callable 10/04/10 @ 100
6.000%, 04/01/12 (A)	95	100

62	SEI Tax Exempt Trust / Annual Report / August 31, 2010

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Lancaster Area, Sewer Authority, RB
6.750%, 04/01/12 (A)	$5	$5
Lancaster County, Hospital Authority, Lancaster General Hospital Project, Ser B, RB Callable 03/15/17 @ 100
5.000%, 03/15/20	1,000	1,096
Lancaster, Parking Authority, RB Callable 10/04/10 @ 100
5.750%, 01/01/12 (A)	5	5
Langhorne Manor Boro, Higher Education Authority, Woods Services Project, RB, Radian Callable 11/15/11 @ 100
4.950%, 11/15/16	2,485	2,502
Lower Pottsgrove Township, RB Callable 11/01/10 @ 100
6.250%, 05/01/12 (A)	10	11
Luzerne County, Ser C, GO, NATL-RE FGIC
5.250%, 12/15/15	1,000	1,127
McKeesport Area, School District, Ser C, GO Callable 10/04/10 @ 100
5.000%, 04/01/13 (A)	250	262
Meadville Area, Water Authority, RB, AGM
5.125%, 07/01/14	435	498
Montgomery County, Higher Education & Health Authority, Dickinson College Project, Ser FF-1, RB, CIFG
5.000%, 05/01/16	1,140	1,296
Montgomery County, Industrial Development Authority, Montenay Project, Ser A, RB, NATL
5.250%, 11/01/14	1,000	1,103
Montgomery County, Ser C, GO Callable 12/15/19 @ 100
5.000%, 12/15/23	1,000	1,197
Northampton County, Higher Education Building Authority, Moravian College Project, RB, Radian Callable 10/04/10 @ 100
5.125%, 07/01/19	470	471
Northampton County, Industrial Development Authority, Moravian Hall Square Project, RB, Radian Callable 01/01/13 @ 100
5.500%, 07/01/15	995	1,011
Northampton/Bucks County, Municipal Authority, RB Callable 10/04/10 @ 100
6.750%, 11/01/13 (A)	15	16

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Penn State University, Ser A, RB Callable 03/01/19 @ 100
5.000%, 03/01/22	$835	$984
Penn State University, Ser B, RB
5.250%, 08/15/21	1,000	1,254
Pennsylvania State, Economic Development Financing Authority, Colver Project, Ser F, AMT, RB, AMBAC
5.000%, 12/01/14	2,000	2,034
Pennsylvania State, Economic Development Financing Authority, Dr. Gertrude A. Barber Center Project, RB, Radian Callable 12/01/10 @ 100
5.625%, 12/01/15	885	887
Pennsylvania State, Economic Development Financing Authority, York Water Project, Ser A, AMT, RB, XLCA Callable 04/01/14 @ 100
5.000%, 04/01/16	1,450	1,475
Pennsylvania State, Higher Educational Facilities Authority, Allegheny Delaware Valley Obligation Project, Ser A, RB, NATL Callable 10/04/10 @ 100
5.875%, 11/15/16	25	25
Pennsylvania State, Higher Educational Facilities Authority, Allegheny Delaware Valley Obligation Project, Ser C, RB, NATL Callable 10/04/10 @ 100
5.875%, 11/15/18	2,000	1,983
5.700%, 11/15/10	50	50
Pennsylvania State, Higher Educational Facilities Authority, University of Pennsylvania Project, Ser A, RB
5.000%, 09/01/19	500	615
Pennsylvania State, Higher Educational Facilities Authority, University of Pennsylvania Trustees Project, Ser B, RB
5.250%, 09/01/15	1,070	1,277
Pennsylvania State, Higher Educational Facilties Authority, Carnegie Mellon University Project, RB Callable 02/01/19 @ 100
5.000%, 08/01/19	1,000	1,211
5.000%, 08/01/21	1,000	1,181
Pennsylvania State, Higher Educational Facilties Authority, Ser AJ, RB Callable 06/15/19 @ 100
5.000%, 06/15/20	1,500	1,790
Pennsylvania State, Higher Educational Facilties Authority, Ser AL, RB
5.000%, 06/15/18	1,000	1,198

SEI Tax Exempt Trust / Annual Report / August 31, 2010	63

SCHEDULE OF INVESTMENTS

Pennsylvania Municipal Bond Fund (Continued)

August 31, 2010

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Pennsylvania State, Higher Educational Facilties Authority, Thomas Jefferson University Project, RB Callable 03/01/20 @ 100
5.000%, 03/01/23	$1,465	$1,663
Pennsylvania State, Intergovernmental Cooperative Authority, Philadelphia Funding Program, Special Tax
5.000%, 06/15/18	1,000	1,210
Pennsylvania State, Ser 1, GO Pre-Refunded @ 100
5.000%, 05/15/18 (B)	1,000	1,236
Pennsylvania State, Ser 2, GO Pre-Refunded @ 100
5.000%, 01/01/16 (B)	1,000	1,195
Pennsylvania State, Ser 3, GO, AGM
5.375%, 07/01/20	1,000	1,272
Pennsylvania Turnpike Commission, Ser B, RB Callable 12/01/19 @ 100
5.000%, 12/01/20	2,000	2,360
Philadelphia, Gas Works Authority, Ser B, RB, NATL
7.000%, 05/15/20 (A)	880	1,069
Philadelphia, GO, CIFG Callable 08/01/16 @ 100
5.000%, 08/01/17	1,000	1,084
Philadelphia, School District, Ser B, GO, AMBAC
5.000%, 04/01/13	500	543
Philadelphia, School District, Ser C, GO
5.000%, 09/01/20	1,000	1,135
Philadelphia, Water & Wastewater Authority, Ser A, RB Callable 01/01/19 @ 100
5.250%, 01/01/25	1,000	1,106
Philadelphia, Water & Wastewater Authority, Ser A, RB, AMBAC
5.000%, 08/01/15	1,000	1,140
Philadelphia, Water & Wastewater Authority, Ser C, RB, AGM
5.000%, 08/01/18	400	469
Pittsburgh, Public Parking Authority, Saint Francis General Hospital Project, RB Callable 10/04/10 @ 100
6.625%, 10/01/12 (A)	20	21
Pittsburgh, Ser A, GO, AMBAC
5.500%, 09/01/14	1,615	1,694
Pittsburgh, Urban Redevelopment Authority, Triangle Tax Increment, Ser A, TA Callable 10/04/10 @ 100
6.000%, 12/01/11 (C)	1,100	1,115

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Pittsburgh, Urban Redevelopment Authority, Triangle Tax Increment, Ser B, TA Callable 10/04/10 @ 100
6.250%, 03/15/15 (C)	$1,300	$1,308
Quakertown, Hospital Authority, Community Hospital Project, RB
7.125%, 01/01/11 (A)	20	20
Reading Area, Water Authority, RB, AGM Callable 06/01/17 @ 100
5.000%, 12/01/21	2,080	2,339
South Fayette Township, Sanitation Authority, RB Callable 10/04/10 @ 100
6.375%, 11/01/12 (A)	50	51
Southcentral, General Revenue Authority, Hanover Hospital Project, RB, Radian Callable 06/01/12 @ 100
4.900%, 12/01/14	545	557
Spring Ford Area, School District, GO, AGM Callable 09/01/15 @ 100
5.000%, 09/01/21	1,500	1,669
Susquehanna Township, Sewer Authority, RB Callable 10/04/10 @ 100
6.000%, 11/15/13 (A)	35	38
University of Pittsburgh, University Capital Project, Ser A, RB
5.250%, 09/15/18	1,000	1,236
University of Pittsburgh, University Capital Project, Ser B, RB Callable 03/15/19 @ 100
5.500%, 09/15/22	500	607
University of Pittsburgh, University Capital Project, Ser B, RB Callable 09/15/19 @ 100
5.250%, 09/15/23	1,000	1,190
Upper Allen Township, Sewer Authority, RB Callable 10/04/10 @ 100
5.750%, 04/01/13 (A)	105	115
Willistown Township, Municipal Sewer Authority, RB Callable 10/04/10 @ 100
6.000%, 01/01/15 (A)	10	11
York Township, Water & Sewer Authority, RB
5.900%, 08/01/13 (A)	55	64

		69,369

Puerto Rico — 11.4%
Puerto Rico Commonwealth, Electric Power Authority, Ser QQ, RB, XLCA
5.500%, 07/01/16	500	577

64	SEI Tax Exempt Trust / Annual Report / August 31, 2010

Description	Face Amount ($ Thousands) /Shares	Value ($ Thousands)

Puerto Rico Commonwealth, Electric Power Authority, Ser UU, RB, NATL
5.000%, 07/01/19	$500	$569
Puerto Rico Commonwealth, Government Development Board, Senior Notes, Ser B, RB
5.000%, 12/01/14	650	709
Puerto Rico Commonwealth, Highway & Transportation Authority, Ser AA, RB, NATL
5.500%, 07/01/18	1,100	1,237
5.500%, 07/01/19	1,000	1,123
Puerto Rico Commonwealth, Highway & Transportation Authority, Ser N, RB
5.500%, 07/01/24	1,000	1,109
Puerto Rico Commonwealth, Housing Finance Authority, Capital Funding Program, RB
5.000%, 12/01/13	175	193
Puerto Rico Commonwealth, Housing Finance Authority, Capital Funding Program, RB
5.000%, 12/01/13 (A)	325	369
Puerto Rico Commonwealth, Public Buildings Authority, Government Facilities Project, Ser C, RB
5.500%, 07/01/16	1,000	1,111
Puerto Rico Commonwealth, Public Improvement Project, Ser A, GO, NATL
5.500%, 07/01/18	1,000	1,125
Puerto Rico Commonwealth, Sales Tax Financing, Sub-Ser A, RB Callable 08/01/19 @ 100
5.500%, 08/01/21	1,000	1,146

		9,268

Total Municipal Bonds (Cost $75,214) ($ Thousands)		79,731

CASH EQUIVALENT — 0.6%
SEI Tax Exempt Trust, Institutional Tax Free Fund, Cl A, 0.05%† (D)	479,878	480

Total Cash Equivalent (Cost $480) ($ Thousands)		480

Total Investments — 98.8% (Cost $75,694) ($ Thousands)		$80,211

Percentages are based on Net Assets of $81,179 ($ Thousands).

†	Investment in Affiliated Security (see Note 2).

(A)	Security is escrowed to maturity.

(B)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date.

(C)	Securities are held in connection with a letter of credit issued by a major bank.

(D)	Rate shown is the 7-day effective yield as of August 31, 2010

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

AMT — Alternative Minimum Tax (subject to)

CIFG — CDC IXIS Financial Guaranty

Cl — Class

FGIC — Financial Guaranty Insurance Company

GO — General Obligation

NATL — National Public Finance Guarantee Corporation

Radian — Radian Asset Assurance

RB — Revenue Bond

RE — Reinsurance provided by the aforementioned guarantor.

Ser — Series

TA — Tax Allocation

XLCA — XL Capital Assurance

The following is a summary of the inputs used as of August 31, 2010 valuing the Fund’s investments in accordance with ASC 820 (see Note 2) carried at value ($Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$79,731	$—	$79,731
Cash Equivalent	480	—	—	480

Total Investments in Securities	$480	$79,731	$—	$80,211

The accompanying notes are an integral part of the financial statements.

SEI Tax Exempt Trust / Annual Report / August 31, 2010	65

SCHEDULE OF INVESTMENTS

Tax-Advantaged Income Fund

August 31, 2010

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MUNICIPAL BONDS — 65.3%

Alabama — 0.9%
Colbert County, Northwest Alabama Health Care Authority, RB Callable 06/01/13 @ 101
5.750%, 06/01/27	$800	$802
Montgomery, Medical Clinic Board, Jackson Hospital & Clinic Project, RB Callable 03/01/16 @ 100
5.250%, 03/01/36	750	722
Tuscaloosa, Educational Building Authority, Stillman College Project, Ser A, RB Callable 06/01/17 @ 100
5.000%, 06/01/26	500	486

		2,010

Alaska — 0.6%
Alaska State, Industrial Development & Export Authority, Boys & Girls Home Project, RB Callable 12/01/17 @ 100
6.000%, 12/01/36	200	117
Boro of Matanuska-Susitna, Goose Creek Correctional Center Project, RB, AGM Callable 09/01/19 @ 100
6.000%, 09/01/32	1,000	1,180

		1,297

Arizona — 2.6%
Arizona State, School Facilities Board, COP
5.000%, 09/01/12	250	269
Chandler, GO Callable 07/01/18 @ 100
4.000%, 07/01/20	1,000	1,094
Mohave County, Industrial Development Authority, Mohave Prison LLC Expansion Project, RB Callable 05/01/19 @ 100
8.000%, 05/01/25	400	466
Pima County, Industrial Development Authority, American Charter Schools Fundation Project, Ser A, RB Callable 07/01/17 @ 100
5.625%, 07/01/38	250	239

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Pima County, Industrial Development Authority, Tucson Electric Power Project, RB Callable 01/12/15 @ 100
5.750%, 09/01/29	$1,000	$1,026
Pima County, Industrial Development Authority, Tucson Electric Power Project, Ser A, RB
4.950%, 10/01/20	500	520
Pima County, Industrial Development Authority, Tucson Electric Power Project, Ser A, RB Callable 03/01/13 @ 100
6.375%, 09/01/29	1,250	1,284
Pima County, Industrial Development Authority, Tuscon Country Day School Project, RB Callable 06/01/17 @ 100
5.000%, 06/01/37	265	215
Salt Verde, Financial Authority, RB
5.000%, 12/01/37	500	476

		5,589

California — 5.1%
ABAG, Finance Authority of Nonprofit, Sharp Health Care Project, RB Callable 08/01/19 @ 100
6.250%, 08/01/39	400	448
Bay Area, Toll Authority, Ser F, RB Callable 04/01/16 @ 100
5.000%, 04/01/31	1,000	1,061
California State, Economic Recovery Authority, Ser A, GO Callable 07/01/16 @ 100
5.000%, 07/01/22	1,000	1,114
California State, GO Callable 04/01/19 @ 100
6.000%, 04/01/38	2,000	2,220
California State, Health Facilities Financing Authority, Catholic Healthcare West Project, Ser A, RB Callable 07/01/19 @ 100
6.000%, 07/01/39	1,000	1,080
California State, Health Facilities Financing Authority, Children’s Hospital of Orange County, RB Callable 11/01/19 @ 100
6.500%, 11/01/38	1,000	1,100
California State, Municipal Finance Authority, Biola University Project, RB Callable 04/01/18 @ 100
5.875%, 10/01/34	250	266

66	SEI Tax Exempt Trust / Annual Report / August 31, 2010

Description	Face Amount ($ Thousands)	Value ($ Thousands)

California State, Statewide Communities Development Authority, American Baptist Homes West Project, RB
4.250%, 10/01/15	$1,000	$1,031
Long Beach, Special Tax, Towne Center Project Callable 10/01/18 @ 100
5.400%, 10/01/23	650	658
Port of Oakland, Ser K, AMT, RB, NATL-RE FGIC Callable 10/04/10 @ 100
5.750%, 11/01/12	495	497
San Francisco City & County, Airports Commission, Ser 32F, RB, NATL-RE FGIC
5.000%, 05/01/15	1,000	1,156
University of California, Regents Medical Center Project, RB, NATL
0.857%, 05/15/30 (A)	250	170

		10,801

Colorado — 0.8%
Colorado State, Health Facilities Authority, Valley View Hospital Association Project, RB Callable 05/15/18 @ 100
5.750%, 05/15/36	500	516
Colorado State, Public Energy Authority, RB
6.250%, 11/15/28	650	724
Denver, Regional Transportation District, RB Callable 07/15/20 @ 100
6.000%, 01/15/34	500	528

		1,768

Delaware — 0.3%
Delaware State, Economic Development Authority, RB Callable 08/01/20 @ 100
5.400%, 02/01/31	500	525

Florida — 2.3%
Citizens Property Insurance, High Risk - Senior Secured, Ser A-1, RB
5.000%, 06/01/16	1,200	1,291
Florida State, University Square Community Development Authority, Ser A-1, SAB Callable 05/01/17 @ 100
5.875%, 05/01/38	250	231

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Miami-Dade County, Educational Facilities Authority, University of Miami Project, Ser A, RB Callable 04/01/16 @ 100
5.500%, 04/01/38	$500	$517
Miami-Dade County, RB Callable 10/01/19 @ 100
5.500%, 10/01/36	1,000	1,067
Miami-Dade County, Water & Sewer Authority, RB Callable 10/01/20 @ 100
5.000%, 10/01/34	1,000	1,067
Seminole Tribe, Special Obligation, Ser A, RB Callable 10/01/17 @ 100
5.250%, 10/01/27	250	232
St. Johns County, Industrial Development Authority, Presbyterian Retirement Project, Ser A, RB Callable 08/01/20 @ 100
5.875%, 08/01/40	500	516

		4,921

Georgia — 2.7%
Atlanta, Downtown Development Authority, Underground Project, Ser A, RB, AGM
4.000%, 07/01/11	500	511
DeKalb County, Hospital Authority, DeKalb Medical Center Project, RB Callable 09/01/20 @ 100
6.125%, 09/01/40	1,000	1,029
Georgia State, Medical Center Hospital Authority, Columbus Regional Health Care Project, RB, AGM Callable 08/01/20 @ 100
5.000%, 08/01/41	1,000	1,019
Georgia State, Medical Center Hospital Authority, Spring Harbor Green Island Project, RB Callable 07/01/17 @ 100
5.250%, 07/01/37	600	501
Georgia State, Municipal Electric Authority, Project One, Sub-Ser A, RB
5.250%, 01/01/17	450	527
Georgia State, Municipal Electric Authority, Vogtle Units 3 & 4 Project, Ser B, RB
5.000%, 04/01/17	1,000	1,163
Main Street Natural Gas, Ser A, RB
5.000%, 03/15/12	1,000	1,047

		5,797

SEI Tax Exempt Trust / Annual Report / August 31, 2010	67

SCHEDULE OF INVESTMENTS

Tax-Advantaged Income Fund (Continued)

August 31, 2010

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Hawaii — 0.2%
Hawaii Pacific Health, Special Purpose, Ser B, RB Callable 07/01/20 @ 100
5.750%, 07/01/40	$500	$510

Idaho — 0.1%
Idaho State, Health Facilities Authority, Trinity Health Group Project, Ser B, RB Callable 12/01/18 @ 100
6.250%, 12/01/33	250	284

Illinois — 3.3%
Belleville, Frank Scott Parkway Redevelopment Project, Ser A, TA Callable 11/01/17 @ 100
5.700%, 05/01/36	250	211
Chicago, O’Hare International Airport, Third Lien, Ser A, RB, NATL-RE FGIC Callable 01/01/16 @ 100
5.000%, 01/01/33	850	867
Chicago, O’Hare International Airport, Third Lien, Ser B, RB, NATL
5.250%, 01/01/16	600	687
Hillside Village, Mannheim Redevelopment Project, Ser Senior Lien, TA Callable 01/01/18 @ 102
7.000%, 01/01/28	500	452
Illinois State, Finance Authority, Alexian Brothers Health Systems Project, RB
4.000%, 02/15/13	500	521
Illinois State, Finance Authority, Fairview Obligation Group Project, Ser A, RB Callable 08/15/18 @ 100
6.250%, 08/15/35	500	433
Illinois State, Finance Authority, Leafs Hockey Club Project, Ser A, RB
6.000%, 03/01/37 (B)	300	76
Illinois State, Finance Authority, Monarch Landing Facilities Project, Ser A, RB
7.000%, 12/01/37 (B)	183	17
Illinois State, Finance Authority, OSF Healthcare Systems Project, Ser A, RB Callable 05/15/19 @ 100
7.125%, 11/15/37	1,000	1,125
Illinois State, Finance Authority, Peoples Gas Light & Coke Project, RB
2.125%, 03/01/30 (A)	500	502
Illinois State, Finance Authority, Provena Health Project, Ser A, RB
5.000%, 05/01/11	250	255

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Illinois State, Finance Authority, Sherman Health Systems Project, Ser A, RB Callable 08/01/17 @ 100
5.500%, 08/01/37	$250	$240
Illinois State, GO
1.823%, 01/01/11	1,500	1,499
Southwestern Illinois, Development Authority, Comprehensive Mental Health Center Project, RB Callable 06/01/17 @ 103
6.625%, 06/01/37	150	144

		7,029

Indiana — 2.1%
Indiana State, Finance Authority, Ascension Health Project, Ser A-7, RB
5.000%, 10/01/26 (A)	500	564
Indiana State, Finance Authority, U.S. Steel Project, RB Callable 06/01/20 @ 100
6.000%, 12/01/26	500	532
Indiana State, Municipal Power Agency, Ser B, RB Callable 01/01/14 @ 100
5.750%, 01/01/34	1,000	1,069
Indiana State, Municipal Power Agency, Ser B, RB Callable 01/01/19 @ 100
6.000%, 01/01/39	1,000	1,105
Jasper County, Pollution Control Board, Ser C, RB, NATL
5.850%, 04/01/19	1,000	1,133

		4,403

Iowa — 0.4%
Deerfield, Senior Living Facilities Finance Authority, Retirement Community Project, Ser A, RB Callable 11/15/17 @ 100
5.500%, 11/15/27	250	187
5.500%, 11/15/37	900	615

		802

Kansas — 1.1%
Kansas State, Development Finance Authority, Adventist Health Project, RB Callable 11/15/19 @ 100
5.750%, 11/15/38	500	559
Manhattan, Healthcare Facilities Authority, Meadowlark Hills Retirement Project, Ser B, RB Callable 05/15/14 @ 103
5.125%, 05/15/37	750	616
5.125%, 05/15/42	100	81

68	SEI Tax Exempt Trust / Annual Report / August 31, 2010

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Wichita, Facilities Improvement Authority, Ser III, RB Callable 11/15/19 @ 100
5.000%, 11/15/34	$1,000	$1,035

		2,291

Kentucky — 0.9%
Kentucky State, Economic Development Finance Authority, Baptist Healthcare Systems Project, Ser A, RB Callable 08/15/18 @ 100
5.375%, 08/15/24	1,000	1,117
Kentucky State, Economic Development Finance Authority, Owensboro Medical Health Systems Project, Ser A, RB Callable 06/01/20 @ 100
6.375%, 06/01/40	500	537
Ohio County, Pollution Control Revenue Authority, Big Rivers Electric Corporation Project, Ser A, RB Callable 07/15/20 @ 100
6.000%, 07/15/31	250	260

		1,914

Louisiana — 1.7%
Louisiana State, Citizens Property Insurance, Ser C-3, RB, AGM Callable 06/01/18 @ 100
6.125%, 06/01/25	1,500	1,723
New Orleans, Aviation Board, Ser A1, RB, AGM Callable 01/01/19 @ 100
6.000%, 01/01/23	500	583
St. John Baptist Parish, Marathon Oil Project, Ser A, RB Callable 06/01/17 @ 100
5.125%, 06/01/37	1,300	1,304

		3,610

Maine — 0.5%
Maine State, Health & Higher Educational Facilities Authority, Ser A, RB
3.000%, 07/01/12	1,000	1,039

Maryland — 0.6%
Maryland State, Economic Development, University of Maryland College Park Project, RB Callable 06/01/18 @ 100
5.750%, 06/01/33	1,000	1,036

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Maryland State, Health & Higher Educational Facilities Authority, King Farm Presbyterian Community Project, Ser A, RB Callable 01/01/17 @ 100
5.300%, 01/01/37	$300	$230

		1,266

Massachusetts — 1.3%
Massachusetts State, Development Finance Agency, Adventcare Project, Ser A, RB Callable 10/15/17 @ 100
6.750%, 10/15/37	250	224
Massachusetts State, Educational Financing Authority, Ser I, RB Callable 01/01/20 @ 100
6.000%, 01/01/28	1,500	1,626
Massachusetts State, Ser A, GO Callable 08/01/12 @ 100
0.630%, 02/01/13 (A)	1,000	1,001

		2,851

Michigan — 2.4%
Detroit, GO Callable 11/01/20 @ 100
5.250%, 11/01/35	900	921
Grand Traverse Academy, RB Callable 11/01/17 @ 100
5.000%, 11/01/36	300	242
Michigan State, Hospital Finance Authority, Henry Ford Health System Project, Ser A, RB Callable 11/15/16 @ 100
5.000%, 11/15/38	1,000	964
Michigan State, Municipal Bond Authority, Ser B, RB
5.000%, 03/21/11	2,000	2,002
Michigan State, Public Educational Facilities Authority, Long-Term Obligation Bradford Project, RB Callable 09/01/17 @ 102
6.500%, 09/01/37	250	250
Royal Oak Hospital, Finance Authority, William Beaumont Hospital Project, RB Callable 09/01/18 @ 100
8.250%, 09/01/39	500	607

		4,986

Minnesota — 1.4%
Falcon Heights, Kaleidoscope Charter School Project, Ser A, RB Callable 11/01/15 @ 100
6.000%, 11/01/37	100	88

SEI Tax Exempt Trust / Annual Report / August 31, 2010	69

SCHEDULE OF INVESTMENTS

Tax-Advantaged Income Fund (Continued)

August 31, 2010

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Faribault, Senoir Housing Authority, Senior Living LLC Project, RB Callable 05/01/18 @ 102
6.750%, 05/01/36	$315	$323
Minneapolis, Health Care Authority, Fairview Health Services Project, Ser A, RB Callable 11/15/18 @ 100
6.750%, 11/15/32	300	341
Minnesota State, Higher Education Facilities Authority, Bethel University Project, Ser 6-R, RB Callable 05/01/17 @ 100
5.500%, 05/01/37	1,000	978
Minnesota State, Higher Education Facilities Authority, Gustavus Adolfus Project, Ser B, RB
4.000%, 10/01/19	625	674
Washington County, Housing & Redevelopment Authority, Birchwood & Woodbury Projects, Ser A, RB Callable 06/01/17 @ 100
5.625%, 06/01/37	500	468

		2,872

Mississippi — 0.6%
Mississippi State, Business Finance Authority, Energy Restoration Project, RB Callable 09/28/10 @ 100
5.875%, 04/01/22	1,300	1,304

Missouri — 0.3%
Manchester, Highway 141/Manchester Road Project, TA Callable 11/01/19 @ 100
6.875%, 11/01/39	250	255
Missouri State, Joint Municipal Electric Utility Commission, Plum Point Project, RB, NATL Callable 01/01/16 @ 100
5.000%, 01/01/20	420	450

		705

Nevada — 0.5%
Clark County, GO, AGM Callable 06/01/16 @ 100
4.750%, 06/01/30	1,000	1,031

New Hampshire — 0.4%
New Hampshire State, Business Finance Authority, Huggins Hospital Project, RB Callable 10/01/19 @ 100
6.875%, 10/01/39	500	517

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New Hampshire State, Health & Education Facilities Authority, University of New Hampshire Project, RB Callable 09/02/10 @ 100
0.190%, 07/01/33 (A)	$100	$100
New Hampshire State, Health & Education Facilities Authority, University of New Hampshire Project, Ser B, RB Callable 09/02/10 @ 100
0.190%, 07/01/33 (A)	200	200

		817

New Jersey — 2.0%
Burlington County, Bridge Commission, The Evergreens Project, RB Callable 01/01/18 @ 100
5.625%, 01/01/38	250	222
New Jersey State, Economic Development Authority, Lawrenceville School Project, RB Callable 10/01/10 @ 100
0.080%, 07/01/31 (A)	2,000	2,000
New Jersey State, Economic Development Authority, Seashore Gardens Project, RB Callable 11/01/16 @ 100
5.375%, 11/01/36	300	252
New Jersey State, Tobacco Settlement Financing, Ser 1-A, RB Callable 06/01/17 @ 100
5.000%, 06/01/41	2,500	1,709

		4,183

New Mexico — 0.2%
Farmington, Pollution Control Authority, Ser D, RB Callable 06/01/20 @ 100
5.900%, 06/01/40	500	521

New York — 2.4%
Brooklyn Arena, Local Development, Barclay’s Center Project, RB Callable 01/15/20 @ 100
6.375%, 07/15/43	500	536
Monroe County, Ser A, GO, AGM
3.750%, 06/01/11	1,000	1,022
Nassau County, Industrial Development Agency, Amsterdam at Harborside Project, Ser A, RB Callable 01/01/18 @ 100
6.700%, 01/01/43	750	757

70	SEI Tax Exempt Trust / Annual Report / August 31, 2010

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New York City, Industrial Development Agency, Yankee Stadium Project, RB, FGIC
2.820%, 03/01/16 (A)	$250	$209
New York City, Liberty Development Corporation, Goldman Sachs Headquarters Project, RB
5.500%, 10/01/37	1,000	1,104
5.250%, 10/01/35	500	531
Troy, Rensselaer Polytechnic Project, Ser A, RB Callable 09/01/20 @ 100
5.125%, 09/01/40	1,000	1,032

		5,191

North Carolina — 2.0%
North Carolina State, Eastern Municipal Power Agency, Ser A, RB Callable 01/01/18 @ 100
5.250%, 01/01/20	500	570
North Carolina State, Eastern Municipal Power Agency, Ser B, RB Callable 01/01/19 @ 100
5.000%, 01/01/26	1,000	1,085
North Carolina State, Medical Care Commission, Deerfield Project, Ser A, RB Callable 11/01/18 @ 100
6.000%, 11/01/33	250	254
North Carolina State, Medical Care Commission, Duke University Healthcare Systems Project, Ser A, RB Callable 06/01/20 @ 100
5.000%, 06/01/42	1,150	1,210
North Carolina State, Medical Care Commission, Village at Brookwood Project, RB Callable 01/01/14 @ 103
5.250%, 01/01/32	750	615
Surry County, Northern Hospital District, RB Callable 04/01/18 @ 100
6.250%, 10/01/38	500	523

		4,257

Ohio — 3.1%
Allen County, Hospital Facilities Revenue Authority, Catholic Healthcare Systems Project, Ser A, RB Callable 06/01/20 @ 100
5.000%, 06/01/38	500	515

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Buckeye, Tobacco Settlement Financing Authority, Ser A-2, RB Callable 06/01/17 @ 100
5.875%, 06/01/30	$800	$649
5.875%, 06/01/47	2,750	1,998
6.000%, 06/01/42	1,435	1,080
Lorain County, Hospital Revenue Authority, RB, AGM
5.250%, 02/01/14	375	413
Ohio State, Higher Educational Facilities Authority, Ashland University Project, RB Callable 09/01/20 @ 100
6.250%, 09/01/24	200	209
Ohio State, Higher Educational Facility Commission, Oberlin College Project, RB
5.000%, 10/01/14	1,000	1,152
Ohio State, Higher Educational Facility Commission, University Hospital Health Systems Project, RB Callable 01/15/15 @ 100
6.750%, 01/15/39	500	540

		6,556

Oregon — 0.5%
Oregon State, Health & Science University, Ser A, RB Callable 07/01/19 @ 100
5.750%, 07/01/39	1,000	1,078

Pennsylvania — 3.6%
Allegheny County, Higher Education Building Authority, Robert Morris University Project, Ser A, RB Callable 10/15/18 @ 100
6.000%, 10/15/38	250	260
Allegheny County, Hospital Development Authority, University of Pittsburgh Medical Center Project, Ser A, RB
5.000%, 05/15/18	500	571
Allegheny County, Hospital Development Authority, Western Pennsylvania Health System Project, Ser A, RB Callable 11/15/17 @ 100
5.375%, 11/15/40	575	436
Bethlehem Area, School District, Ser A, GO, AGM Callable 04/15/19 @ 100
5.000%, 10/15/20	1,000	1,149
Cumberland County, Municipal Authority, Messiah Village Project, Ser A, RB Callable 07/01/18 @ 100
6.000%, 07/01/35	250	231

SEI Tax Exempt Trust / Annual Report / August 31, 2010	71

SCHEDULE OF INVESTMENTS

Tax-Advantaged Income Fund (Continued)

August 31, 2010

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Dauphin County, General Authority, Pinnacle Health Systems Project, Ser A, RB Callable 06/01/19 @ 100
6.000%, 06/01/36	$800	$853
Lancaster County, Hospital Authority, Brethren Village Project, Ser A, RB Callable 07/01/17 @ 100
6.250%, 07/01/26	250	251
Pennsylvania State, Economic Development Financing Authority, Reliant Energy Project, Ser A, AMT, RB Callable 06/01/11 @ 103
6.750%, 12/01/36	800	830
Pennsylvania State, Health Systems Authority, Geisinger Health Project, Ser A, RB Callable 09/02/10 @ 100
0.250%, 05/15/35 (A)	100	100
Pennsylvania State, Higher Educational Facilties Authority, Edinboro University Foundation Project, RB Callable 07/01/20 @ 100
6.000%, 07/01/43	250	257
Pennsylvania State, Turnpike Commission, Ser D, RB Callable 12/01/19 @ 100
5.125%, 12/01/40	750	783
Philadelphia, Hospitals & Higher Education Facilities Authority, Temple University Health Systems Project, Ser A, RB Callable 07/01/17 @ 100
5.000%, 07/01/34	250	211
Philadelphia, Hospitals & Higher Education Facilities Authority, Temple University Hospital Project, Ser A, RB Callable 10/04/10 @ 100
6.625%, 11/15/23	500	500
Philadelphia, Industrial Development Authority, Ser A, RB Callable 09/15/17 @ 100
5.500%, 09/15/37	250	219
Susquehanna Area, Regional Airport Authority, Ser A, AMT, RB Callable 01/01/18 @ 100
6.500%, 01/01/38	1,000	1,013

		7,664

Puerto Rico — 1.6%
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Senior Lien, Ser A, RB Callable 07/01/18 @ 100
6.000%, 07/01/38	1,625	1,761

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Puerto Rico Commonwealth, Sales Tax Financing, Sub-Ser C, RB Callable 08/01/20 @ 100
5.375%, 08/01/38	$1,000	$1,060
Puerto Rico Commonwealth, Ser A, GO Callable 07/01/18 @ 100
6.000%, 07/01/38	600	646

		3,467

South Carolina — 1.1%
South Carolina State, Jobs-Economic Development Authority, Lutheran Homes Project, RB Callable 05/01/17 @ 100
5.500%, 05/01/28	1,050	951
South Carolina State, Jobs-Economic Development Authority, Woodlands at Furman Project, Ser A, RB Callable 11/15/17 @ 100
6.000%, 11/15/37	250	185
South Carolina State, Public Service Authority, Ser B, RB, NATL
5.000%, 01/01/19	1,000	1,214

		2,350

Tennessee — 2.8%
Johnson City, Health & Educational Facilities Board, Mountain States Health Alliance Project, RB Callable 07/01/20 @ 100
6.000%, 07/01/38	500	525
Knoxville County, Health Educational & Housing Facilities Board, Baptist Health Systems Project, RB Callable 04/15/12 @ 101
6.500%, 04/15/31	1,000	1,053
Knoxville County, Health Educational & Housing Facilities Board, University Health Systems Project, RB Callable 04/01/17 @ 100
5.250%, 04/01/36	250	249
Rutherford County, Health & Educational Facilities Board, RB Callable 11/15/19 @ 100
5.000%, 11/15/40	1,000	1,049
Sullivan County, Health Educational & Housing Authority, Wellmont Health Systems Project, Ser C, RB Callable 09/01/16 @ 100
5.250%, 09/01/36	1,250	1,195
Sumner County, Health Educational & Housing Authority, Regional Hospital Project, Ser A, RB Callable 11/01/17 @ 100
5.500%, 11/01/37	550	473

72	SEI Tax Exempt Trust / Annual Report / August 31, 2010

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Tennessee State, Energy Acquisition Authority, Ser C, RB
5.000%, 02/01/20	$400	$410
5.000%, 02/01/27	1,000	994

		5,948

Texas — 8.5%
Brazos, River Authority, TXU Energy Project, Ser B, AMT, RB Callable 07/01/13 @ 101
6.300%, 07/01/32 (A)	375	165
Brazos, River Authority, TXU Energy Project, Ser D-1, AMT, RB Callable 07/01/18 @ 100
8.250%, 05/01/33	600	300
Clifton, Higher Education Finance Authority, Uplift Project, Ser A, RB Callable 12/01/20 @ 100
6.125%, 12/01/40	500	517
Dallas, Independent School District, GO
4.000%, 02/15/11	450	457
Fort Bend County, GO, NATL Callable 03/01/17 @ 100
4.750%, 03/01/31	500	524
Guadalupe-Blanco, River Authority, Texas Central Project, RB
5.625%, 10/01/17	750	825
Gulf Coast, Waste Disposal Authority, Waste Management of Texas Project, Ser C, AMT, RB Callable 05/01/16 @ 101
5.200%, 05/01/28	500	510
Harris County, Cultural Education Facilities Finance Authority, Methodist Hospital Systems Project, RB
5.000%, 06/01/12	1,000	1,074
Harris County, Health Facilities Development Authority, Hermann Healthcare Systems Project, Ser B, RB Callable 12/01/18 @ 100
7.250%, 12/01/35	250	289
Houston, Airport Systems Authority, Special Facilities - Continental Project, Ser E, AMT, RB Callable 07/01/11 @ 101
6.750%, 07/01/29	1,000	1,006
Lower Colorado, River Authority, RB
5.000%, 05/15/13	750	832
Lubbock, Health Facilities Development Authority, Carillon Project, Ser A, RB Callable 07/01/16 @ 101
6.500%, 07/01/26	170	162

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Lufkin, Health Facilities Development Authority, Memorial Health Systems East Texas Project, RB Callable 02/15/17 @ 100
5.500%, 02/15/37	$250	$237
Mission, Economic Development Authority, Allied Waste Project, Ser A, AMT, RB Callable 04/01/12 @ 100
5.200%, 04/01/18	250	252
North Central Texas, Health Facility Development, Children’s Medical Center - Dallas Project, RB Callable 08/15/19 @ 100
5.750%, 08/15/39	2,500	2,732
North Texas, Tollway Authority, First Tier, Ser A, RB Callable 01/01/18 @ 100
5.625%, 01/01/33	250	269
North Texas, Tollway Authority, Second Tier, Ser F, RB Callable 01/01/18 @ 100
5.750%, 01/01/33	1,700	1,820
North Texas, Tollway Authority, Sub-Ser A, RB Callable 02/01/20 @ 100
6.250%, 02/01/23	2,000	2,110
Pharr, Higher Education Finance Authority, Ser A, RB Callable 08/15/19 @ 100
6.500%, 08/15/39	500	526
Tarrant County, Cultural Education Facilities Finance Authority, Baylor Healthcare Systems Project, RB Callable 11/15/18 @ 100
6.250%, 11/15/29	500	569
Texas State, Municipal Gas Acquisition & Supply I, Senior Lien, Ser A, RB
5.250%, 12/15/23	250	257
5.000%, 12/15/11	250	261
Texas State, Municipal Gas Acquisition & Supply I, Senior Lien, Ser D, RB
6.250%, 12/15/26	430	478
Texas State, Ser B, GO
5.000%, 08/01/13	220	248
Texas State, Water Development Board, Ser B, RB Callable 07/15/14 @ 100
4.500%, 07/15/23	850	903
Titus County, Fresh Water Supply District No. 1, RB
4.500%, 07/01/11	250	256

SEI Tax Exempt Trust / Annual Report / August 31, 2010	73

SCHEDULE OF INVESTMENTS

Tax-Advantaged Income Fund (Continued)

August 31, 2010

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Tyler, Health Facilities Development Authority, East Texas Medical Center Project, Ser A, RB Callable 11/01/17 @ 100
5.375%, 11/01/37	$150	$147
Willacy County, Local Government, Ser A-1, RB Callable 03/01/12 @ 103
6.875%, 09/01/28	245	231

		17,957

Utah — 0.6%
St. George, Electric Revenue Authority, RB, AGM Callable 06/01/18 @ 100
5.000%, 06/01/38	500	525
St. George, Sales Tax, RB
2.500%, 11/01/11	250	255
Utah State, Charter School Finance Authority, Rockwell Charter School Project, Ser A, RB Callable 02/15/19 @ 100
6.750%, 08/15/28	500	426

		1,206

Virginia — 1.0%
Fairfax County, Industrial Development Authority, Inova Health Systems Project, Ser A, RB Callable 05/15/19 @ 100
5.500%, 05/15/35	1,000	1,099
Fauquier County, Industrial Development Authority, Fauquier Hospital Obligation Group Project, Ser A, RB Callable 10/01/17 @ 100
5.250%, 10/01/37	500	506
James City & County, Economic Development Authority, United Methodist Homes Project, Ser A, RB Callable 07/01/17 @ 100
5.500%, 07/01/37	200	129
Lewistown, Community Center Development Authority, RB Callable 03/01/18 @ 100
6.050%, 03/01/27	250	88
Virginia State, White Oak Village Shops, Community Development Authority, Special Assessment, SAB
5.300%, 03/01/17	250	256

		2,078

Description	Face Amount ($ Thousands)/Shares	Value ($ Thousands)

Washington — 1.8%
King County, Public Hospital District No. 1, Ser B, GO Callable 06/01/18 @ 100
5.250%, 12/01/37	$850	$896
Washington State, Health Care Facilities Authority, Catholic Health Initiatives Project, Ser D, RB Callable 10/01/18 @ 100
6.375%, 10/01/36	400	453
Washington State, Housing Finance Commission, Skyline at First Hill Project, Ser A, RB Callable 01/01/17 @ 100
5.625%, 01/01/38	1,000	645
Washington State, Ser C, GO
5.000%, 01/01/18	1,500	1,820

		3,814

West Virginia — 0.5%
West Virginia State, Economic Development Authority, Amos Project, Ser A, RB
3.125%, 03/01/43 (A)	1,000	998

Wisconsin — 0.5%
Wisconsin State, Health & Educational Facilities Authority, Prohealth Care Group Project, RB Callable 02/15/14 @ 100
6.625%, 02/15/32	1,000	1,055

Total Municipal Bonds (Cost $133,932) ($ Thousands)		138,745

PREFERRED STOCK — 22.2%

Financials — 18.1%
Aegon
6.500%	5,900	131
6.375%	71,634	1,583
4.000% (A)	13,100	265
Allianz
8.375%	119,000	3,157
American International Group
8.500% (C)	1,700	13
Arch Capital Group
8.000%	16,000	414
7.875%	35,900	913
Axis Capital Holdings
7.250%	28,600	715
Bank of America
8.625%	26,600	683

74	SEI Tax Exempt Trust / Annual Report / August 31, 2010

Description	Shares	Value ($ Thousands)

8.200%	40,000	$1,021
6.375%	2,000	44
Barclays Bank PLC
8.125%	39,430	1,036
7.750%	58,500	1,508
6.625%	12,500	298
Credit Suisse Guernsey
7.900%	112,600	3,029
Deutsche Bank Capital Funding Trust X
7.350%	21,800	549
Deutsche Bank Contingent Capital Trust II
6.550%	101,200	2,406
Deutsche Bank Contingent Capital Trust III
7.600%	15,100	381
Goldman Sachs Group
6.200%	6,400	160
4.000% (A)	43,800	923
HSBC Finance
6.360%	8,800	211
HSBC Holdings PLC
8.000%	18,600	494
6.200%	65,200	1,539
HSBC USA
4.500% (A)	14,800	356
2.858%	18,300	860
ING Groep
7.050%	41,700	929
6.375%	54,800	1,127
6.200%	6,300	132
MetLife
6.500%	36,500	902
4.000% (A)	14,900	352
Morgan Stanley Group
4.000% (A)	64,100	1,272
PartnerRe
6.750%	31,400	788
6.500%	12,900	318
Pitney Bowes International Holdings
9.188%	1,000	1,000
PNC Financial Services Group
9.875% (A)	10,000	289
Principal Financial Group
6.518% (A)	5,700	142
5.563% (A)	5,000	425
Prudential PLC
6.750%	53,800	1,399
6.500%	68,200	1,709
RenaissanceRe Holdings
6.600%	29,500	735
6.080%	50,300	1,144

Description	Shares/Face Amount ($ Thousands)	Value ($ Thousands)

Santander Finance Preferred Unipersonal
10.500%	64,100	$1,860
US Bancorp
7.875%	27,600	787
3.500% (A)	16,300	343

		38,342

Industrials — 0.8%
CoBank ACB
11.000%	29,000	1,599

Utilities — 3.3%
Alabama Power
6.450%	38,000	1,000
Georgia Power
6.500%	14,500	1,504
Gulf Power
6.450%	8,000	814
6.000%	5,000	496
Interstate Power & Light
8.375%	24,700	715
7.100%	6,300	164
PPL Electric Utilities
6.250%	75,000	1,870
Wisconsin Public Service
6.880%	5,000	524

		7,087

Total Preferred Stock (Cost $35,841) ($ Thousands)		47,028

CORPORATE BONDS — 9.1%

Financials — 9.1%
ANZ Capital Trust II
5.360%, 12/29/49	$700	691
AXA (A)
6.463%, 12/14/18	2,400	1,896
6.379%, 12/14/36	1,000	810
Barclays Bank PLC (A)
6.278%, 12/15/34	500	417
BBVA International Preferred Unipersonal (A)
5.919%, 12/31/49	2,900	2,358
BNP Paribas (A)
7.195%, 06/29/49	3,300	3,152
Commonwealth Bank of Australia (A)
6.024%, 03/29/49	500	481
Credit Agricole (A)
6.637%, 05/31/49	2,272	1,931
JPMorgan Chase (A)
7.900%, 04/29/49	2,300	2,419
Rabobank Nederland (A)
11.000%, 12/31/49	200	262

SEI Tax Exempt Trust / Annual Report / August 31, 2010	75

SCHEDULE OF INVESTMENTS

Tax-Advantaged Income Fund (Concluded)

August 31, 2010

Description	Face Amount ($ Thousands)/Shares	Value ($ Thousands)

Societe Generale (A)
5.922%, 04/05/17	$200	$178
Standard Chartered PLC (A)
7.014%, 07/30/37	2,000	1,927
Wells Fargo (A)
7.980%, 03/15/18	2,000	2,065
Westpac Capital Trust IV (A)
5.256%, 12/29/49	700	640

Total Corporate Bonds (Cost $16,222) ($ Thousands)		19,227

CASH EQUIVALENT — 3.2%
SEI Tax Exempt Trust, Institutional Tax Free Fund, Cl A, 0.05%† (D)	6,900,345	6,900

Total Cash Equivalent (Cost $6,900) ($ Thousands)		6,900

Total Investments — 99.8% (Cost $192,895) ($ Thousands)		$211,900

Percentages are based on Net Assets of $212,409 ($ Thousands).

†	Investment in Affiliated Security (see Note 2).

(A)	Floating Rate Instrument. The rate reflected on the Schedule of Investments is the rate in effect on August 31, 2010. The demand and interest rate reset feature gives this security a shorter effective maturity date.

(B)	Security in default on interest payment.

(C)	Convertible

(D)	Rate shown is the 7-day effective yield as of August 31, 2010

AGM — Assured Guaranty Municipal

AMT — Alternative Minimum Tax (subject to)

Cl — Class

COP — Certificate of Participation

FGIC — Financial Guaranty Insurance Company

GO — General Obligation

LLC — Limited Liability Company

NATL — National Public Finance Guarantee Corporation

PLC — Public Limited Company

RB — Revenue Bond

RE — Reinsurance provided by the aforementioned guarantor.

SAB — Special Assessment Bond

Ser — Series

TA — Tax Allocation

The following is a summary of the inputs used as of August 31, 2010 valuing the Fund’s investments in accordance with ASC 820 (see Note 2) carried at value ($Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$138,745	$—	$138,745
Preferred Stock	47,028	—	—	47,028
Corporate Bonds	—	19,227	—	19,227
Cash Equivalent	6,900	—	—	6,900

Total Investments in Securities	$53,928	$157,972	$—	$211,900

The accompanying notes are an integral part of the financial statements.

76	SEI Tax Exempt Trust / Annual Report / August 31, 2010

This page intentionally left blank.

Statements of Assets and Liabilities ($ Thousands)

August 31, 2010

	Tax Free Fund		Institutional Tax Free Fund		Intermediate- Term Municipal Fund		Short Duration Municipal Fund
ASSETS:
Investments, at value†	$626,327		$1,006,512		$932,324		$567,469
Affiliated investment, at value††	—		—		1,724		28
Cash	—		8,324		—		—
Dividends and interest receivable	412		664		10,227		5,365
Prepaid expenses	20		30		22		12
Receivable for fund shares sold	—		—		817		950
Total Assets	626,759		1,015,530		945,114		573,824
LIABILITIES:
Cash overdraft	2,087		—		—		—
Administration fees payable	125		178		154		116
Investment advisory fees payable	19		33		259		153
CCO Fees payable	2		3		2		1
Trustees fees payable	1		2		2		1
Payable for investment securities purchased	—		—		6,024		—
Income distribution payable	—		23		321		103
Shareholder servicing fees payable	—		—		—		—
Payable for fund shares redeemed	—		—		993		855
Accrued expense payable	93		149		128		74
Total Liabilities	2,327		388		7,883		1,303
Net Assets	$624,432		$1,015,142		$937,231		$572,521
†Cost of investments	$626,327		$1,006,512		$870,679		$562,838
††Cost of affiliated investments	—		—		1,724		28
NET ASSETS:
Paid-in Capital — (unlimited authorization — no par value)	$624,275		$1,015,033		$893,141		$567,721
Undistributed net investment income	6		3		118		105
Accumulated net realized gain (loss) on investments	151		106		(17,673)		64
Net unrealized appreciation on investments	—		—		61,645		4,631
Net Assets	$624,432		$1,015,142		$937,231		$572,521
Net Asset Value, Offering and Redemption Price Per Share — Class A	$1.00		$1.00		$11.48		$10.11
	($624,431,566 ÷ 624,424,786 shares	)	($830,531,714 ÷ 830,621,977 shares	)	($937,231,115 ÷ 81,666,762 shares	)	($572,521,454 ÷ 56,635,921 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class B	N/A		$1.00		N/A		N/A
			($178,900,411 ÷ 178,848,297 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class C	N/A		$1.00		N/A		N/A
			($5,710,217 ÷ 5,737,401 shares	)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

78	SEI Tax Exempt Trust / Annual Report / August 31, 2010

California Municipal Bond Fund		Massachusetts Municipal Bond Fund		New Jersey Municipal Bond Fund		New York Municipal Bond Fund		Pennsylvania Municipal Bond Fund		Tax-Advantaged Income Fund

$161,116		$38,683		$78,108		$110,716		$79,731		$205,000
1,977		29		1,112		92		480		6,900
—		—		—		—		—		—
2,141		360		814		1,123		981		2,606
4		1		2		3		2		4
162		5		9		4		139		175
165,400		39,078		80,045		111,938		81,333		214,685

—		—		—		—		—		—
32		8		16		21		6		63
46		11		22		31		24		89
—		—		—		—		—		1
—		—		—		—		—		—
—		584		—		—		—		1,669
45		7		15		29		81		177
—		1		—		3		7		—
63		23		40		217		25		263
23		5		11		16		11		14
209		639		104		317		154		2,276
$165,191		$38,439		$79,941		$111,621		$81,179		$212,409
$149,458		$35,683		$72,333		$102,436		$75,214		$185,995
1,977		29		1,112		92		480		6,900

$154,158		$35,362		$74,042		$103,173		$78,578		$196,955
89		6		—		2		38		262
(714)		71		124		166		(1,954)		(3,813)
11,658		3,000		5,775		8,280		4,517		19,005
$165,191		$38,439		$79,941		$111,621		$81,179		$212,409
$10.85		$10.83		$10.80		$11.08		$10.71		$9.53
($165,190,908 ÷ 15,231,662 shares	)	($38,439,268 ÷ 3,548,129 shares	)	($79,940,806 ÷ 7,403,409 shares	)	($111,621,003 ÷ 10,069,851 shares	)	($56,366,885 ÷ 5,261,704 shares	)	($212,408,920 ÷ 22,300,032 shares	)
N/A		N/A		N/A		N/A		$10.72		N/A
								($24,811,819 ÷ 2,315,105 shares	)
N/A		N/A		N/A		N/A		N/A		N/A

SEI Tax Exempt Trust / Annual Report / August 31, 2010	79

Statements of Operations ($ Thousands)

For the year ended August 31, 2010

	Tax Free Fund	Institutional Tax Free Fund	Intermediate-Term Municipal Fund	Short Duration Municipal Fund
Investment Income:
Interest Income	$2,809	$4,234	$36,764	$11,712
Dividend Income	—	—	—	—
Dividends from Affiliated Registered Investment Companies*	—	—	4	—
Total Investment Income	2,809	4,234	36,768	11,712
Expenses:
Administration Fees	2,616	3,987	2,161	1,181
Shareholder Servicing Fees — Class A	1,816	2,297	2,251	1,231
Administrative and Shareholder Servicing Fees — Class B(1)	—	540	—	—
Administrative and Shareholder Servicing Fees — Class C(1)	—	44	—	—
Investment Advisory Fees	265	404	2,972	1,628
Trustees’ Fees	10	15	13	7
CCO Fees	3	5	5	3
Custodian/Wire Agent Fees	130	124	39	21
Professional Fees	61	92	75	39
Pricing Fees	58	88	67	37
Printing Fees	48	76	72	41
Registration Fees	45	65	41	21
Treasury Guarantee Program	16	27	—	—
Insurance Fees	12	18	12	6
Other Expenses	20	31	23	13
Total Expenses	5,100	7,813	7,731	4,228
Less, Waiver of:
Administration Fees	(698)	(1,730)	—	—
Shareholder Servicing Fees — Class A	(1,816)	(2,297)	(1,617)	(828)
Shareholder Servicing Fees — Class B	—	(508)	—	—
Shareholder Servicing Fees — Class C	—	(42)	—	—
Investment Advisory Fees	—	—	(439)	(298)
Net Expenses	2,586	3,236	5,675	3,102
Net Investment Income	223	998	31,093	8,610
Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments	99	(1)	3,215	188
Net Change in Unrealized Appreciation (Depreciation) on Investments	—	—	48,459	(358)
Net Increase in Net Assets Resulting from Operations	$322	$997	$82,767	$8,440

Amounts designated as “—” are $0 or have been rounded to $0.

*	See Note 2 in the Notes to Financial Statements.
(1)	Indicates class specific Administrative and Shareholder Service Fees. Administrative Fees not applicable to Class A.

The accompanying notes are an integral part of the financial statements.

80	SEI Tax Exempt Trust / Annual Report / August 31, 2010

California Municipal Bond Fund	Massachusetts Municipal Bond Fund	New Jersey Municipal Bond Fund	New York Municipal Bond Fund	Pennsylvania Municipal Bond Fund	Tax-Advantaged Income Fund

$6,214	$1,355	$2,983	$3,971	$3,226	$7,526
—	—	—	—	—	3,244
2	—	2	1	1	4
6,216	1,355	2,985	3,972	3,227	10,774

377	87	193	260	158	646
392	91	201	271	134	461
—	—	—	—	77	—
—	—	—	—	—	—
519	120	266	357	275	910
2	1	1	2	1	3
1	—	—	1	—	1
7	1	4	5	4	8
14	3	7	9	7	14
11	3	6	8	6	14
12	3	6	8	6	16
8	2	4	5	4	6
—	—	—	—	—	—
2	—	1	1	1	2
4	1	2	3	2	5
1,349	312	691	930	675	2,086

(15)	—	(8)	(9)	(85)	(37)
(364)	(61)	(186)	(206)	(13)	(399)
—	—	—	—	(57)	—
—	—	—	—	—	—
(28)	(22)	(15)	(65)	(62)	(62)
942	229	482	650	458	1,588
5,274	1,126	2,503	3,322	2,769	9,186

336	117	271	266	92	2,584
8,791	2,018	3,427	5,404	4,141	15,933
$14,401	$3,261	$6,201	$8,992	$7,002	$27,703

SEI Tax Exempt Trust / Annual Report / August 31, 2010	81

Statements of Changes in Net Assets ($ Thousands)

For the years ended August 31,

	Tax Free Fund		Institutional Tax Free Fund
	2010	2009	2010	2009
Operations:
Net Investment Income	$223	$10,381	$998	$16,311
Net Realized Gain (Loss) on Investments	99	68	(1)	58
Net Change in Unrealized Appreciation (Depreciation) on Investments	—	—	—	—
Net Increase in Net Assets Resulting from Operations	322	10,449	997	16,369
Dividends and Distributions to Shareholders:
Net Investment Income
Class A	(131)	(10,381)	(655)	(13,522)
Class B	—	—	(91)	(2,761)
Class C	—	—	(6)	(111)
Net Realized Gains
Class A	(75)	(252)	(149)	(194)
Class B	—	—	(29)	(46)
Class C	—	—	(1)	(2)
Total Dividends and Distributions	(206)	(10,633)	(931)	(16,636)
Capital Share Transactions:(1)
Class A:
Proceeds from Shares Issued	3,541,984	5,560,116	3,149,674	5,116,665
Reinvestment of Dividends & Distributions	191	8,719	275	4,982
Cost of Shares Redeemed	(3,899,706)	(5,478,026)	(3,428,936)	(5,140,174)
Net Increase (Decrease) from Class A Transactions	(357,531)	90,809	(278,987)	(18,527)
Class B:
Proceeds from Shares Issued	—	—	455,263	774,312
Reinvestment of Dividends & Distributions	—	—	81	1,630
Cost of Shares Redeemed	—	—	(518,246)	(918,727)
Net Decrease from Class B Transactions	—	—	(62,902)	(142,785)
Class C:
Proceeds from Shares Issued	—	—	85,022	189,005
Reinvestment of Dividends & Distributions	—	—	2	16
Cost of Shares Redeemed	—	—	(94,012)	(191,598)
Net Decrease from Class C Transactions	—	—	(8,988)	(2,577)
Net Increase (Decrease) in Net Assets from Capital Shares Transactions	(357,531)	90,809	(350,877)	(163,889)
Net Increase (Decrease) in Net Assets	(357,415)	90,625	(350,811)	(164,156)
Net Assets:
Beginning of Year	981,847	891,222	1,365,953	1,530,109
End of Year	$624,432	$981,847	$1,015,142	$1,365,953
Undistributed (Distribution in Excess of) Net Investment Income	$6	$(92)	$3	$(247)
(1)	For Capital Share Transactions, see Note 9 in the Notes to the Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

82	SEI Tax Exempt Trust / Annual Report / August 31, 2010

Intermediate- Term Municipal Fund		Short Duration Municipal Fund		California Municipal Bond Fund
2010	2009	2010	2009	2010	2009

$31,093	$30,210	$8,610	$10,100	$5,274	$5,413
3,215	(11,148)	188	2,317	336	(1,050)
48,459	7,131	(358)	1,323	8,791	(1,077)
82,767	26,193	8,440	13,740	14,401	3,286

(31,083)	(30,191)	(8,652)	(9,956)	(5,263)	(5,446)
—	—	—	—	—	—
—	—	—	—	—	—

—	—	(2,386)	—	—	(715)
—	—	—	—	—	—
—	—	—	—	—	—
(31,083)	(30,191)	(11,038)	(9,956)	(5,263)	(6,161)

338,272	401,420	403,550	387,852	49,220	64,408
27,130	26,024	9,477	8,534	4,801	5,641
(292,494)	(729,907)	(271,933)	(314,896)	(43,801)	(142,279)
72,908	(302,463)	141,094	81,490	10,220	(72,230)

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
72,908	(302,463)	141,094	81,490	10,220	(72,230)
124,592	(306,461)	138,496	85,274	19,358	(75,105)

812,639	1,119,100	434,025	348,751	145,833	220,938
$937,231	$812,639	$572,521	$434,025	$165,191	$145,833
$118	$108	$105	$147	$89	$78

SEI Tax Exempt Trust / Annual Report / August 31, 2010	83

Statements of Changes in Net Assets ($ Thousands)

For the years ended August 31,

	Massachusetts Municipal Bond Fund		New Jersey Municipal Bond Fund
	2010	2009	2010	2009
Operations:
Net Investment Income	$1,126	$1,263	$2,503	$2,890
Net Realized Gain (Loss) on Investments	117	74	271	(61)
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,018	354	3,427	204
Net Increase in Net Assets Resulting from Operations	3,261	1,691	6,201	3,033
Dividends and Distributions to Shareholders:
Net Investment Income
Class A	(1,124)	(1,261)	(2,503)	(2,892)
Class B	—	—	—	—
Net Realized Gains
Class A	(120)	(117)	—	—
Total Dividends and Distributions	(1,244)	(1,378)	(2,503)	(2,892)
Capital Share Transactions:(1)
Class A:
Proceeds from Shares Issued	9,508	11,623	22,334	25,426
Reinvestment of Dividends & Distributions	1,154	1,280	2,312	2,670
Cost of Shares Redeemed	(7,818)	(26,086)	(24,742)	(77,281)
Net Increase (Decrease) from Class A Transactions	2,844	(13,183)	(96)	(49,185)
Class B:
Proceeds from Shares Issued	—	—	—	—
Reinvestment of Dividends & Distributions	—	—	—	—
Cost of Shares Redeemed	—	—	—	—
Net Increase (Decrease) from Class B Transactions	—	—	—	—
Net Increase (Decrease) in Net Assets from Capital Shares Transactions	2,844	(13,183)	(96)	(49,185)
Net Increase (Decrease) in Net Assets	4,861	(12,870)	3,602	(49,044)
Net Assets:
Beginning of Year	33,578	46,448	76,339	125,383
End of Year	$38,439	$33,578	$79,941	$76,339
Undistributed (Distributions in Excess of) Net Investment Income	$6	$4	$—	$—
(1)	For Capital Share Transactions, see Note 9 in the Notes to the Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

84	SEI Tax Exempt Trust / Annual Report / August 31, 2010

New York Municipal Bond Fund		Pennsylvania Municipal Bond Fund		Tax-Advantaged Income Fund
2010	2009	2010	2009	2010	2009

$3,322	$3,713	$2,769	$3,054	$9,186	$7,536
266	(99)	92	(1,918)	2,584	(6,114)
5,404	207	4,141	(18)	15,933	9,361
8,992	3,821	7,002	1,118	27,703	10,783

(3,319)	(3,717)	(1,845)	(2,122)	(9,075)	(7,436)
—	—	(918)	(967)	—	—

—	(396)	—	—	—	—
(3,319)	(4,113)	(2,763)	(3,089)	(9,075)	(7,436)

28,176	36,443	19,468	29,245	92,435	120,229
2,975	3,770	1,617	1,909	7,254	6,207
(25,590)	(91,361)	(15,540)	(62,581)	(67,026)	(73,383)
5,561	(51,148)	5,545	(31,427)	32,663	53,053

—	—	5,460	4,834	—	—
—	—	121	134	—	—
—	—	(8,064)	(4,309)	—	—
—	—	(2,483)	659	—	—
5,561	(51,148)	3,062	(30,768)	32,663	53,053
11,234	(51,440)	7,301	(32,739)	51,291	56,400

100,387	151,827	73,878	106,617	161,118	104,718
$111,621	$100,387	$81,179	$73,878	$212,409	$161,118
$2	$(1)	$38	$32	$262	$152

SEI Tax Exempt Trust / Annual Report / August 31, 2010	85

Financial Highlights

For the periods ended August 31,

For a Share Outstanding Throughout the Periods

	Net Asset Value, Beginning of Period	Net Investment Income*		Net Realized and Unrealized Gains (Losses) on Investments*	Total from Operations		Dividends from Net Investment Income	Distributions from Net Realized Gains		Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Tax Free Fund
Class A
2010	$1.00	$—	(1)	$—	$—	(1)	$— (1)	$—	(1)	$— (1)	$1.00	0.03%	$624,432	0.36	%(4)	0.70%	0.03%	N/A
2009	1.00	0.010		—	0.010		(0.010)	—	(1)	(0.010)	1.00	1.06	981,847	0.48	(2)(4)	0.72	1.01	N/A
2008	1.00	0.023		—	0.023		(0.023)	—		(0.023)	1.00	2.33	891,222	0.45		0.68	2.28	N/A
2007	1.00	0.032		—	0.032		(0.032)	—		(0.032)	1.00	3.28	707,142	0.45		0.68	3.23	N/A
2006	1.00	0.027		—	0.027		(0.027)	—		(0.027)	1.00	2.76	667,587	0.45		0.69	2.72	N/A
Institutional Tax Free Fund
Class A
2010	$1.00	$0.001		$—	$0.001		$(0.001)	$—	(1)	$(0.001)	$1.00	0.08%	$830,532	0.29	%(4)	0.70%	0.09%	N/A
2009	1.00	0.012		—	0.012		(0.012)	—	(1)	(0.012)	1.00	1.22	1,109,466	0.37	(3)(4)	0.72	1.14	N/A
2008	1.00	0.024		—	0.024		(0.024)	—		(0.024)	1.00	2.44	1,128,205	0.33		0.68	2.39	N/A
2007	1.00	0.033		—	0.033		(0.033)	—		(0.033)	1.00	3.39	920,166	0.33		0.69	3.34	N/A
2006	1.00	0.029		—	0.029		(0.029)	—		(0.029)	1.00	2.90	786,745	0.33		0.69	2.85	N/A
Class B
2010	$1.00	$0.001		$—	$0.001		$(0.001)	$—	(1)	$(0.001)	$1.00	0.07%	$178,900	0.30	%(4)	0.74%	0.07%	N/A
2009	1.00	0.009		—	0.009		(0.009)	—	(1)	(0.009)	1.00	0.94	241,788	0.64	(3)(4)	0.75	0.93	N/A
2008	1.00	0.021		—	0.021		(0.021)	—		(0.021)	1.00	2.14	384,626	0.63		0.73	2.10	N/A
2007	1.00	0.030		—	0.030		(0.030)	—		(0.030)	1.00	3.09	329,241	0.63		0.74	3.04	N/A
2006	1.00	0.026		—	0.026		(0.026)	—		(0.026)	1.00	2.59	297,434	0.63		0.74	2.55	N/A
Class C
2010	$1.00	$0.001		$—	$0.001		$(0.001)	$—	(1)	$(0.001)	$1.00	0.06%	$5,710	0.31	%(4)	0.95%	0.07%	N/A
2009	1.00	0.008		—	0.008		(0.008)	—	(1)	(0.008)	1.00	0.78	14,699	0.81	(3)(4)	0.92	0.82	N/A
2008	1.00	0.019		—	0.019		(0.019)	—		(0.019)	1.00	1.93	17,278	0.83		0.93	1.96	N/A
2007	1.00	0.028		—	0.028		(0.028)	—		(0.028)	1.00	2.87	33,056	0.83		0.94	2.85	N/A
2006	1.00	0.024		—	0.024		(0.024)	—		(0.024)	1.00	2.38	21,541	0.83		0.94	2.37	N/A
Intermediate-Term Municipal Fund
Class A
2010	$10.83	$0.38		$0.65	$1.03		$(0.38)	$—		$(0.38)	$11.48	9.71%	$937,231	0.63%		0.86%	3.45%	20%
2009	10.70	0.38		0.13 ††	0.51		(0.38)	—		(0.38)	10.83	4.92	812,639	0.63		0.86	3.61	36
2008	10.63	0.38		0.07	0.45		(0.38)	—		(0.38)	10.70	4.26	1,119,100	0.62		0.85	3.49	36
2007	10.81	0.39		(0.18)	0.21		(0.39)	—		(0.39)	10.63	1.94	1,152,018	0.60		0.86	3.62	34
2006	10.98	0.37		(0.14)	0.23		(0.37)	(0.03)		(0.40)	10.81	2.18	1,046,278	0.60		0.86	3.48	34
Short Duration Municipal Fund
Class A
2010	$10.16	$0.18		$—	$0.18		$(0.18)	$(0.05)		$(0.23)	$10.11	1.79%	$572,521	0.63%		0.86%	1.75%	33%
2009	10.06	0.27		0.10	0.37		(0.27)	—		(0.27)	10.16	3.70	434,025	0.63		0.86	2.68	68
2008	9.93	0.30		0.13	0.43		(0.30)	—		(0.30)	10.06	4.37	348,751	0.62		0.86	2.95	38
2007	9.92	0.31		0.01	0.32		(0.31)	—		(0.31)	9.93	3.23	292,216	0.60		0.86	3.12	28
2006	9.94	0.25		(0.02)	0.23		(0.25)	—		(0.25)	9.92	2.33	209,589	0.60		0.86	2.50	28
California Municipal Bond Fund
Class A
2010	$10.24	$0.35		$0.61	$0.96		$(0.35)	$—		$(0.35)	$10.85	9.56%	$165,191	0.60%		0.86%	3.36%	7%
2009	10.22	0.34		0.06 ††	0.40		(0.34)	(0.04)		(0.38)	10.24	4.11	145,833	0.60		0.86	3.40	25
2008	10.04	0.34		0.18	0.52		(0.34)	—	(5)	(0.34)	10.22	5.29	220,938	0.60		0.85	3.34	16
2007	10.18	0.35		(0.13)	0.22		(0.35)	(0.01)		(0.36)	10.04	2.13	219,744	0.60		0.86	3.45	14
2006	10.36	0.35		(0.15)	0.20		(0.35)	(0.03)		(0.38)	10.18	2.03	196,102	0.60		0.87	3.50	32
Massachusetts Municipal Bond Fund
Class A
2010	$10.26	$0.32		$0.61	$0.93		$(0.32)	$(0.04)		$(0.36)	$10.83	9.23%	$38,439	0.63%		0.86%	3.09%	14%
2009	9.99	0.35		0.30	0.65		(0.35)	(0.03)		(0.38)	10.26	6.67	33,578	0.63		0.86	3.51	20
2008	9.83	0.34		0.18	0.52		(0.34)	(0.02)		(0.36)	9.99	5.36	46,448	0.62		0.86	3.44	14
2007	9.94	0.35		(0.10)	0.25		(0.35)	(0.01)		(0.36)	9.83	2.51	42,238	0.60		0.86	3.52	13
2006	10.18	0.35		(0.16)	0.19		(0.35)	(0.08)		(0.43)	9.94	1.96	37,268	0.60		0.86	3.53	14
New Jersey Municipal Bond Fund
Class A
2010	$10.31	$0.33		$0.49	$0.82		$(0.33)	$—		$(0.33)	$10.80	8.06%	$79,941	0.60%		0.86%	3.12%	12%
2009	10.13	0.33		0.18	0.51		(0.33)	—		(0.33)	10.31	5.21	76,339	0.60		0.86	3.32	7
2008	9.95	0.33		0.18	0.51		(0.33)	—		(0.33)	10.13	5.18	125,383	0.60		0.86	3.26	10
2007	10.05	0.34		(0.10)	0.24		(0.34)	—	(5)	(0.34)	9.95	2.41	118,700	0.60		0.86	3.36	21
2006	10.21	0.34		(0.16)	0.18		(0.34)	—		(0.34)	10.05	1.83	90,527	0.60		0.87	3.40	17

86	SEI Tax Exempt Trust / Annual Report / August 31, 2010

	Net Asset Value, Beginning of Period	Net Investment Income*	Net Realized and Unrealized Gains (Losses) on Investments*	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
New York Municipal Bond Fund
Class A
2010	$10.52	$0.33	$0.56	$0.89	$(0.33)	$—	$(0.33)	$11.08	8.59%	$111,621	0.60%	0.86%	3.07%	10%
2009	10.37	0.35	0.19	0.54	(0.35)	(0.04)	(0.39)	10.52	5.33	100,387	0.60	0.86	3.40	10
2008	10.20	0.34	0.18	0.52	(0.34)	(0.01)	(0.35)	10.37	5.16	151,827	0.60	0.85	3.32	15
2007	10.26	0.35	(0.06)	0.29	(0.35)	— (5)	(0.35)	10.20	2.88	151,008	0.60	0.86	3.41	8
2006	10.44	0.35	(0.14)	0.21	(0.35)	(0.04)	(0.39)	10.26	2.03	133,089	0.60	0.86	3.38	13
Pennsylvania Municipal Bond Fund
Class A
2010	$10.15	$0.36	$0.56	$0.92	$(0.36)	$—	$(0.36)	$10.71	9.21%	$56,367	0.63%	0.84%	3.45%	15%
2009	10.25	0.38	(0.10)	0.28	(0.38)	—	(0.38)	10.15	2.88	47,932	0.63	0.92	3.79	15
2008	10.28	0.40	(0.02)	0.38	(0.40)	(0.01)	(0.41)	10.25	3.77	81,073	0.62	0.83	3.87	14
2007	10.43	0.42	(0.15)	0.27	(0.42)	—	(0.42)	10.28	2.61	77,775	0.60	0.84	4.04	23
2006	10.63	0.42	(0.18)	0.24	(0.42)	(0.02)	(0.44)	10.43	2.31	64,573	0.60	0.84	4.00	7
Class B
2010	$10.16	$0.37	$0.56	$0.93	$(0.37)	$—	$(0.37)	$10.72	9.35%	$24,812	0.48%	0.89%	3.60%	15%
2009	10.25	0.39	(0.09)	0.30	(0.39)	—	(0.39)	10.16	3.11	25,946	0.48	0.97	3.92	15
2008	10.28	0.41	(0.02)	0.39	(0.41)	(0.01)	(0.42)	10.25	3.90	25,544	0.48	0.88	4.01	14
2007	10.43	0.43	(0.15)	0.28	(0.43)	—	(0.43)	10.28	2.74	27,767	0.48	0.89	4.16	23
2006	10.63	0.43	(0.18)	0.25	(0.43)	(0.02)	(0.45)	10.43	2.43	42,779	0.48	0.89	4.12	7
Tax-Advantaged Income Fund
Class A
2010	$8.59	$0.46	$0.93	$1.39	$(0.45)	$—	$(0.45)	$9.53	16.51%	$212,409	0.86%	1.13%	4.98%	18%
2009	8.95	0.50	(0.37)††	0.13	(0.49)	—	(0.49)	8.59	2.34	161,118	0.86	1.13	6.45	16
2008**	10.00	0.47	(1.07)	(0.60)	(0.45)	— (5)	(0.45)	8.95	(6.15)	104,718	0.86	1.15	5.16	41
(1)	Amount represents less than $.001 per share.
(2)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 0.48%.
(3)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio for Class A, Class B and Class C would have been 0.37%, 0.64% and 0.81%, respectively.
(4)	The Distributor and/or the Administrator has voluntarily agreed to waive and reduce its fee and/or reimburse certain expenses of the Tax Free Fund and Institutional Tax Free Fund in order to limit the one-day net income yield of the Fund’s to not less than 0.01% and 0.05% respectively, of the Funds’ average daily net assets of the share class. Had this waiver and the Treasury Guarantee Program expense been excluded, the expense ratio would have been equal to, or less than, the expense cap ratio. See Note 3.
(5)	Amount represents less than $0.01 per share.
*	Per share calculations were performed using average shares.
**	The Tax-Advantaged Income Fund commenced operations on September 4, 2007. All ratios have been annualized.
†	Total return and portfolio turnover rate are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Tax Exempt Trust / Annual Report / August 31, 2010	87

Notes to Financial Statements

August 31, 2010

1. ORGANIZATION

SEI Tax Exempt Trust (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated March 15, 1982.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company with ten operational funds (“Funds”): the Tax Free and Institutional Tax Free Money Market Funds, (each a “Fund,” collectively “the Money Market Funds”), the Intermediate-Term Municipal, Short Duration Municipal, California Municipal Bond, Massachusetts Municipal Bond, New Jersey Municipal Bond, New York Municipal Bond, Pennsylvania Municipal Bond, and Tax-Advantaged Income Funds (each a “Fund,” collectively “the Fixed Income Funds”). The Funds are registered to offer up to four classes of shares: Class A, Class B, Class C and Class G. As of fiscal year end the Class G shares have not launched. The Trust’s prospectuses provide a description of each Fund’s investment objectives, policies and strategies. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The California Municipal Bond, Massachusetts Municipal Bond, New Jersey Municipal Bond, New York Municipal Bond and Tax-Advantaged Income Funds are non-diversified.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds.

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Investment securities of the Money Market Funds are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Investment securities of the Fixed Income Funds listed on a securities exchange, market or automated quotation system for which quotations are readily available are valued at the last quoted sale price on the primary exchange or market on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. If available, debt securities are priced based upon valuations provided by independent third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees. The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Funds’ Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of August 31, 2010, there were no fair valued securities in the Funds.

In accordance with U.S. generally accepted accounting principles, Fair Value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

88	SEI Tax Exempt Trust / Annual Report / August 31, 2010

The valuation techniques used by the Funds to measure fair value during the year ended August 31, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs.

During the year ended August 31, 2010 there were no significant transfers between levels.

For the year ended August 31, 2010, there have been no significant changes to the Trust’s fair valuation methodologies.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of the Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed. At August 31, 2010, the Funds did not own any illiquid securities.

Classes — Class-specific expenses are borne by that class of shares. Income, expenses, and realized and unrealized gains/losses and nonclass specific expenses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Cost used in determining net realized capital gains and losses on the sale of securities is determined on the basis of specific identification. Dividend income and expense is recognized on the ex-dividend date, and interest income or expense is recognized using the accrual basis of accounting.

Investment in Affiliated Registered Investment Company — The Funds may invest in affiliated money market funds. Income received from such investments is listed under dividends from affiliated registered investment companies in the Statement of Operations.

Discount and Premium Amortization — All amortization is calculated using the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly. Any net realized capital gains on sales of securities after capital loss carryover are distributed at least annually by the Funds.

Fees Paid Indirectly — The Money Market Funds have an arrangement with their custodian bank whereby the Funds receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. Conversely, the Funds are charged a fee by their custodian when negative cash balances are maintained. These credits and debits are included under custodian/wire agent fees on the statement of operations, with the corresponding expense offset shown as “fees paid indirectly,” if any.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Administration & Transfer Agency Agreement — SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company (“SEI”), provides administrative and transfer agent services to the Funds. For its services, the Administrator receives annual fees, based on the average daily net assets of the respective funds, as presented below:

Tax Free Fund	0.36%
Institutional Tax Free Fund	0.36%
Intermediate-Term Municipal Fund	0.24%
Short Duration Municipal Fund	0.24%
California Municipal Bond Fund	0.24%
Massachusetts Municipal Bond Fund	0.24%
New Jersey Municipal Bond Fund	0.24%
New York Municipal Bond Fund	0.24%
Pennsylvania Municipal Bond Fund	0.20%
Tax-Advantaged Income Fund	0.35%

However, the Administrator has voluntarily agreed to waive a portion of its entire fee, for various classes of shares in various funds, to limit total annual expenses to the following amounts (expressed as a percentage of the Funds’ daily net assets). The Administrator has the right, at its sole discretion, to terminate these voluntary waivers at any time.

	Tax Free	Institutional Tax Free	Intermediate- Term Municipal	Short Duration Municipal	California Municipal Bond
Class A	0.45%	0.33%	0.63%	0.63%	0.60%
Class B	—	0.63%	—	—	—
Class C	—	0.83%	—	—	—

	Massachusetts Municipal Bond	New Jersey Municipal Bond	New York Municipal Bond	Pennsylvania Municipal Bond	Tax- Advantaged Bond
Class A	0.63%	0.60%	0.60%	0.63%	0.86%
Class B	—	—	—	0.48%	—

Temporary Guarantee Program — On September 18, 2008 the U.S. Treasury Department (the “Treasury”) commenced the Temporary Guarantee Program for Money Market Funds (the “Program”). The Trust’s Board of Trustees approved the participation of the Money Market Funds in the Program from its commencement on September 18, 2008 through September 18, 2009.

Under the Program, the Treasury guaranteed the share price of a participating fund’s shares outstanding as of September 19, 2008 at $1.00 per share if the fund’s net asset value per share (NAV) fell below $0.995. The Program did not protect investors who were not shareholders of a participating fund after September 18, 2008. The cost of participating in the Program and the Program extensions was borne by the participating fund, and was not subject to any expense limitation or reimbursement agreement.

Distribution Agreement — SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI and a registered

SEI Tax Exempt Trust / Annual Report / August 31, 2010	89

Notes to Financial Statements (Continued)

August 31, 2010

broker-dealer, acts as the Distributor of the shares of the Trust under a Distribution Agreement. The Trust also has adopted plans under which firms (including the Distributor) that provide shareholder and administrative services may receive compensation thereof. Such plans provide fees payable to the Distributor equal to the following amounts, calculated as a percentage of the average daily net assets attributable to each particular class of each respective fund:

Fund	Shareholder Servicing Fees	Administrative Service Fees
Tax Free
Class A	.25%	—
Institutional Tax Free
Class A	.25%	—
Class B	.25%	.05%
Class C	.25%	.25%
Intermediate-Term Municipal
Class A	.25%	—
Short Duration Municipal — Class A	.25%	—
California Municipal Bond
Class A	.25%	—
Massachusetts Municipal Bond
Class A	.25%	—
New Jersey Municipal Bond
Class A	.25%	—
New York Municipal Bond
Class A	.25%	—
Pennsylvania Municipal Bond
Class A	.25%	—
Class B	.25%	.05%
Tax-Advantaged Income
Class A	.25%	—

The Distributor has voluntarily waived all or a portion of the shareholder servicing fees for Class A of each Fund and Class B of Pennsylvania Municipal Bond Fund since inception of the plan. This waiver is voluntary and can be terminated at any time.

The Distributor has voluntarily agreed to waive and reduce its fee and/or reimburse certain expenses of the Money Market Funds in order to limit the one-day net income yield of the Funds to not less than 0.01% of the Funds’ average daily net assets. The following table shows the waivers by class for the year ended August 31, 2010:

	Administrative Fee Waiver ($ Thousands)	Shareholder Service Fee Waiver ($ Thousands)
Tax Free Fund, Cl A	$698	$—
Institutional Tax Free Fund, Cl A	619	—
Institutional Tax Free Fund, Cl B	125	508
Institutional Tax Free Fund, Cl C	6	42

Other — Certain Officers and Trustees of the Trust are also Officers and/or Trustees of the Administrator, or the Distributor, SEI Investments Management Corporation (“SIMC”) (the “Adviser”), a wholly owned subsidiary of SEI Investments. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The Administrator or the Adviser pays compensation of Officers and affiliated Trustees.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisers, Sub-Advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed annually by the Board of Trustees.

4. INVESTMENT ADVISORY AGREEMENTS

SIMC acts as the Investment Adviser to the Fixed Income Funds. For its services, SIMC is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .50% for the Tax-Advantaged Income Fund, .35% for the Pennsylvania Municipal Bond Fund and .33% for the Intermediate-Term, Short Duration, Massachusetts, New Jersey, New York and California Municipal Bond Funds. The Adviser has agreed to voluntarily waive a portion of its fee to limit the Funds’ total annual expenses. These waivers are voluntary and can be terminated at any time.

SIMC is also the Investment Adviser to the Money Market Funds. For its services, SIMC receives an annual fee equal to 0.05% for the first $500 million, 0.04% for the next $500 million, and 0.03% over $1 billion. The fee is calculated based on the combined assets of the Money Market Funds. The annual fee received by SIMC for these Money Market Funds is paid to the sub-advisors of the Money Market Funds in accordance with the sub-advisory agreements as described below. Accordingly, SIMC does not retain a fee for its services as Investment Advisor for the Money Market Funds.

Pursuant to the “manager of managers” structure, the Board of Trustees approved sub-advisory agreements for the Funds. Neuberger Berman Fixed Income LLC (“NBFI”) acts as the Sub-Adviser on behalf of the Money Market Funds and Short Duration Municipal Fund. Standish Mellon Asset Management (“SMAM”) acts as Sub-Adviser for the Pennsylvania, New York and Massachusetts Municipal Bond Funds. SMAM and Delaware Management Company (“DMC”) act as Sub-Advisers for the Intermediate-Term Municipal Fund. McDonnell Investment Management L.L.C. (“MIM”) is the Sub-Adviser for the New Jersey and the California Municipal Bond Funds. Pacific Investment Management Company LLC (“PIMCO”) and Spectrum Asset Management (“Spectrum”) act as Sub-Advisers to the Tax-Advantaged Income Fund. Each Sub-Adviser is party to an investment sub-advisory agreement SIMC is responsible for the supervision of, and payment of fees to NBFI, MIM, DMC, SMAM, PIMCO and Spectrum in connection with their services to the Funds.

5. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, for the year ended August 31, 2010, were as follows:

	Intermediate- Term Municipal Fund ($ Thousands)	Short Duration Municipal Fund ($ Thousands)	California Municipal Bond Fund ($ Thousands)	Massachusetts Municipal Bond Fund ($ Thousands)
Purchases	$257,816	$127,828	$21,028	$8,525
Sales	176,505	104,075	11,083	4,975

90	SEI Tax Exempt Trust / Annual Report / August 31, 2010

	New Jersey Municipal Bond Fund ($ Thousands)	New York Municipal Bond Fund ($ Thousands)	Pennsylvania Municipal Bond Fund ($ Thousands)	Tax-Advantaged Income Fund ($ Thousands)
Purchases	$10,910	$20,113	$17,386	$58,839
Sales	9,495	10,694	11,367	28,714

6. CONCENTRATION OF CREDIT RISK

The Funds invest in debt instruments of municipal issuers. The Funds invest in securities which include revenue bonds, tax exempt commercial paper, tax and revenue anticipation notes, and general obligation bonds. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of the Fund’s holdings. As a result, the Fund will be more susceptible to factors which adversely affect issuers of municipal obligations than a mutual fund which does not have as great a concentration in municipal obligations. Also, there may be economic or political changes that impact the ability of issuers of municipal securities to repay principal and to make interest payments on securities owned by the Fund. Any changes in the financial condition of municipal issuers also may adversely affect the value of such securities.

Many municipalities insure their obligations with insurance underwritten by insurance companies, which undertake to pay a holder, when due, the interest and principal amount of an obligation if the issuer defaults on its obligation. Although bond insurance reduces the risk of loss due to default by an issuer, there is no assurance that the insurance company will meet its obligations. Also, some of the securities have credit enhancements, such as letters of credit or guarantees issued by third party domestic or foreign banks or other institutions that reduce the credit risk of the securities.

7. INVESTMENT RISKS

In the normal course of business, the Funds enter into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Funds’ maximum exposure under these arrange-

ments is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, management believes the risk of loss from such claim is considered remote.

8. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company, under Sub-chapter M of the Internal Revenue Code, and to distribute all of its taxable income and net capital gains. Accordingly, no provision for Federal income taxes is required.

Management has analyzed the Funds’ tax position taken on federal income tax returns for all open tax years (current and prior three tax years) and has concluded that as of August 31, 2010, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Reclassification of Components of Net Assets — The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, the net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such periods. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences, primarily attributable to the re-classification of distributions, accretion on market discount bonds and investments in preferred stock have been reclassified to/from the following accounts as of August 31, 2010:

	Undistributed Net Investment Income ($ Thousands)	Accumulated Realized Gain (Loss) ($ Thousands)
Tax Free Fund	$6	$(6)
Institutional Tax Free Fund	4	(4)
Tax-Advantaged Income Fund	(1)	1

The tax character of dividends and distributions paid during the last two fiscal years were as follows:

		Tax-Exempt Income ($ Thousands)	Ordinary Income ($ Thousands)	Long-Term Capital Gain ($ Thousands)	Total ($ Thousands)
Tax Free Fund	2010	$131	$75	$—	$206
	2009	10,381	247	5	10,633
Institutional Tax Free Fund	2010	758	149	24	931
	2009	16,370	266	—	16,636
Intermediate-Term Municipal Fund	2010	31,059	24	—	31,083
	2009	30,101	90	—	30,191
Short Duration Municipal Fund	2010	8,533	1,552	953	11,038
	2009	9,952	4	—	9,956

SEI Tax Exempt Trust / Annual Report / August 31, 2010	91

Notes to Financial Statements (Continued)

August 31, 2010

		Tax-Exempt Income ($ Thousands)	Ordinary Income ($ Thousands)	Long-Term Capital Gain ($ Thousands)	Total ($ Thousands)
California Municipal Bond Fund	2010	$5,261	$2	$—	$5,263
	2009	5,408	39	714	6,161
Massachusetts Municipal Bond Fund	2010	1,124	—	120	1,244
	2009	1,261	—	117	1,378
New Jersey Municipal Bond Fund	2010	2,503	—	—	2,503
	2009	2,892	—	—	2,892
New York Municipal Bond Fund	2010	3,315	4	—	3,319
	2009	3,716	58	339	4,113
Pennsylvania Municipal Bond Fund	2010	2,762	1	—	2,763
	2009	3,070	19	—	3,089
Tax-Advantaged Income Fund	2010	5,234	3,841	—	9,075
	2009	4,073	3,363	—	7,436

As of August 31, 2010, the components of Distributable Earnings on a tax basis were as follows:

	Undistributed Tax-Exempt Income ($ Thousands)	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post October Losses ($ Thousands)	Unrealized Appreciation ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings ($ Thousands)
Tax Free Fund	$12	$6	$144	$—	$—	$—	$(5)	$157
Institutional Tax Free Fund	48	—	104	—	—	—	(43)	109
Intermediate-Term Municipal Fund	2,628	—	—	(17,674)	—	61,750	(2,614)	44,090
Short Duration Municipal Fund	730	—	65	—	—	4,728	(723)	4,800
California Municipal Bond Fund	453	—	—	(714)	—	11,747	(453)	11,033
Massachusetts Municipal Bond Fund	95	—	71	—	—	3,006	(95)	3,077
New Jersey Municipal Bond Fund	205	—	123	—	—	5,775	(204)	5,899
New York Municipal Bond Fund	287	—	167	—	—	8,280	(286)	8,448
Pennsylvania Municipal Bond Fund	230	—	—	(1,955)	—	4,553	(227)	2,601
Tax-Advantaged Income Fund	513	367	—	(3,618)	—	19,123	(931)	15,454

Post-October losses represent losses realized on investment transactions from November 1, 2009 through August 31, 2010, that, in accordance with Federal income tax regulations, the Funds elect to defer and treat as having arisen in the following fiscal year.

For tax purposes, the losses in the Funds can be carried forward for a maximum of eight years to offset any net realized capital gains. Each Fund’s capital loss carryforwards will expire as follows:

	Expires 2018 ($Thousands)	Expires 2017 ($Thousands)	Expires 2016 ($Thousands)	Expires 2015 ($Thousands)	Expires 2014 ($Thousands)	Expires 2013 ($Thousands)	Expires 2012 ($Thousands)	Expires 2011 ($Thousands)	Total Capital Loss Carryforward 8/31/2010 ($ Thousands)
Intermediate-Term Municipal Fund	$4,482	$8,217	$2,045	$2,758	$172	$—	$—	$—	$17,674
California Municipal Bond Fund	182	532	—	—	—	—	—	—	714
Pennsylvania Municipal Bond Fund	1,458	497	—	—	—	—	—	—	1,955
Tax-Advantaged Income Fund	—	3,618	—	—	—	—	—	—	3,618

During the year ending August 31, 2010, the following funds utilized capital loss carryforwards to offset realized capital gains.

Amount ($ Thousands)
New Jersey Municipal Bond Fund	$148
New York Municipal Bond Fund	99
Tax-Advantaged Income Fund	1,103

92	SEI Tax Exempt Trust / Annual Report / August 31, 2010

At August 31, 2010, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities held by the Fixed Income Funds is as follows:

	Federal Tax Cost ($ Thousands)	Aggregate Gross Unrealized Appreciation ($ Thousands)	Aggregate Gross Unrealized Depreciation ($ Thousands)	Net Unrealized Appreciation ($ Thousands)
Intermediate-Term Municipal Fund	$872,298	$64,716	$(2,966)	$61,750
Short Duration Municipal Fund	562,769	4,843	(115)	4,728
California Municipal Bond Fund	151,346	11,908	(161)	11,747
Massachusetts Municipal Bond Fund	35,706	3,009	(3)	3,006
New Jersey Municipal Bond Fund	73,445	5,775	—	5,775
New York Municipal Bond Fund	102,528	8,280	—	8,280
Pennsylvania Municipal Bond Fund	75,658	4,660	(107)	4,553
Tax-Advantaged Income Fund	192,777	23,222	(4,099)	19,123

At August 31, 2010, the Money Market Funds cost of securities for Federal income tax purposes approximates the cost located in the Schedule of Investments.

9. SHARE TRANSACTIONS (Thousands):

	Tax Free Fund		Institutional Tax Free Fund		Intermediate-Term Municipal Fund
	2010	2009	2010	2009	2010	2009
Shares Issued and Redeemed:
Class A:
Proceeds from Shares Issued	3,541,984	5,560,116	3,149,674	5,116,665	30,580	38,405
Reinvestments of Dividends & Distributions	191	8,719	275	4,982	2,443	2,483
Cost of Shares Redeemed	(3,899,706)	(5,478,026)	(3,428,936)	(5,140,174)	(26,360)	(70,509)
Total Class A Transactions	(357,531)	90,809	(278,987)	(18,527)	6,663	(29,621)
Class B:
Proceeds from Shares Issued	—	—	455,264	774,312	—	—
Reinvestments of Dividends & Distributions	—	—	81	1,630	—	—
Cost of Shares Redeemed	—	—	(518,246)	(918,727)	—	—
Total Class B Transactions	—	—	(62,901)	(142,785)	—	—
Class C:
Proceeds from Shares Issued	—	—	85,022	189,005	—	—
Reinvestments of Dividends & Distributions	—	—	2	16	—	—
Cost of Shares Redeemed	—	—	(94,012)	(191,598)	—	—
Total Class C Transactions	—	—	(8,988)	(2,577)	—	—
Increase (Decrease) in Share Transactions	(357,531)	90,809	(350,876)	(163,889)	6,663	(29,621)

Amounts designated as “—” are $0 or have been rounded to $0.

	Short Duration Municipal Fund		California Municipal Bond Fund		Massachusetts Municipal Bond Fund
	2010	2009	2010	2009	2010	2009
Shares Issued and Redeemed:
Class A:
Proceeds from Shares Issued	39,849	38,405	4,730	6,390	914	1,171
Reinvestments of Dividends & Distributions	936	844	459	564	111	130
Cost of Shares Redeemed	(26,852)	(31,214)	(4,202)	(14,335)	(750)	(2,675)
Total Class A Transactions	13,933	8,035	987	(7,381)	275	(1,374)
Increase (Decrease) in Share Transactions	13,933	8,035	987	(7,381)	275	(1,374)

SEI Tax Exempt Trust / Annual Report / August 31, 2010	93

Notes to Financial Statements (Concluded)

August 31, 2010

	New Jersey Municipal Bond Fund		New York Municipal Bond Fund		Pennsylvania Municipal Bond Fund		Tax-Advantaged Income Fund
	2010	2009	2010	2009	2010	2009	2010	2009
Shares Issued and Redeemed:
Class A:
Proceeds from Shares Issued	2,142	2,534	2,634	3,572	1,885	2,951	10,123	16,153
Reinvestments of Dividends & Distributions	221	265	277	370	156	192	790	810
Cost of Shares Redeemed	(2,367)	(7,767)	(2,384)	(9,038)	(1,500)	(6,331)	(7,360)	(9,921)
Total Class A Transactions	(4)	(4,968)	527	(5,096)	541	(3,188)	3,553	7,042
Class B:
Proceeds from Shares Issued	—	—	—	—	528	484	—	—
Reinvestments of Dividends & Distributions	—	—	—	—	12	13	—	—
Cost of Shares Redeemed	—	—	—	—	(780)	(434)	—	—
Total Class B Transactions	—	—	—	—	(240)	63	—	—
Increase (Decrease) in Share Transactions	(4)	(4,968)	527	(5,096)	301	(3,125)	3,553	7,042

Amounts designated as “—” are $0 or have been rounded to $0.

10. SUBSEQUENT EVENT

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements.

94	SEI Tax Exempt Trust / Annual Report / August 31, 2010

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of SEI Tax Exempt Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SEI Tax Exempt Trust, comprising the Tax Free Fund, Institutional Tax Free Fund, Intermediate-Term Municipal Fund, Short Duration Municipal Fund, California Municipal Bond Fund, Massachusetts Municipal Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Pennsylvania Municipal Bond Fund, and Tax-Advantaged Income Fund, (collectively “the Funds”), as of August 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting and Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes, examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with custodians and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds comprising the SEI Tax Exempt Trust as of August 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two year period then ended, and the financial highlights for each of the years or periods in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

November 1, 2010

SEI Tax Exempt Trust / Annual Report / August 31, 2010	95

Trustees and Officers of the Trust (Unaudited)

The following information is current as of September 16, 2010.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of portfolios in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name Address, and Age	Position(s) Held with Trusts	Term of Office And Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 64 yrs. old	Chairman of the Board of Trustees*	since 1982	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	81	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI Global Master Fund, plc, SEI Global Assets Fund, plc, SEI Global Investments Fund, plc, SEI Investments Global, Limited, SEI Investments — Global Fund Services, Limited, SEI Investments (Europe), Limited, SEI Investments — Unit Trust Management (UK), Limited, SEI Global Nominee, Limited, and SEI Structured Credit Fund, L.P.
William M. Doran 1701 Market Street Philadelphia, PA 19103 70 yrs. old	Trustee*	since 1982	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor. Secretary of SEI since 1978.	81	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI since 1974. Director of the Distributor since 2003. Director of SEI Investments — Global Fund Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia), Limited, SEI Global Nominee, Limited, SEI — Unit Trust Management (UK) Limited, and SEI Asset Korea Co., Limited.
TRUSTEES
James M. Storey One Freedom Valley Drive Oaks, PA 19456 79 yrs. old	Trustee	since 1995	Attorney, sole practitioner since 1994. Partner, Dechert Price & Rhoads, September 1987-December 1993.	81	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, and U.S. Charitable Gift Trust.

*	Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.
[1]

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, L.P.

96	SEI Tax Exempt Trust / Annual Report / August 31, 2010

Name Address, and Age	Position(s) Held with Trusts	Term of Office And Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
George J. Sullivan, Jr. One Freedom Valley Drive Oaks, PA 19456 67 yrs. old	Trustee	since 1996	Self-Employed Consultant, Newfound Consultants Inc. since April 1997.	81	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, State Street Navigator Securities Lending Trust, and SEI Structured Credit Fund, L.P., member of the independent review committee for SEI’s Canadian-registered mutual funds.
Rosemarie B. Greco One Freedom Valley Drive Oaks, PA 19456 64 yrs. old	Trustee	since 1999	Director, Governor’s Office of Health Care Reform, Commonwealth of Pennsylvania since 2003.	81	Director, Sonoco, Inc.; Director, Excelon Corporation; Trustee, Pennsylvania Real Estate Investment Trust.
Nina Lesavoy One Freedom Valley Drive Oaks, PA 19456 53 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital since March 2008. Managing Director, Cue Capital from March 2002-March 2008.	81	Director of SEI Structured Credit Fund, L.P.
James M. Williams One Freedom Valley Drive Oaks, PA 19456 62 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002.	81	Trustee/Director of Ariel Mutual Funds, and SEI Strucured Credit Fund, L.P.
Mitchell A. Johnson One Freedom Valley Drive Oaks, PA 19456 68 yrs. old	Trustee	Since 2007	Private Investor since 1994.	81	Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds.
Hubert L. Harris, Jr. One Freedom Valley Drive Oaks, PA 19456 67 yrs. old	Trustee	since 2008	Retired since December 2005. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Director, Colonial BancGroup, Inc., 2003-2009. Chair of the Board of Trustees, Georgia Tech Foundation, Inc. (nonprofit corporation), 2007-2009.	81	Director of St. Joseph’s Translational Research Institute; Board of Councilors of the Carter Center.
OFFICERS
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 64 yrs. old	President & CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Stephen F. Panner One Freedom Valley Drive Oaks, PA 19456 40 yrs. old	Controller and Chief Financial Officer	since 2005	Fund Accounting Director of the Administrator since 2005. Fund Administration Manager, Old Mutual Fund Services, 2000-2005.	N/A	N/A

SEI Tax Exempt Trust / Annual Report / August 31, 2010	97

Trustees and Officers of the Trust (Unaudited) (Continued)

Name Address, and Age	Position(s) Held with Trusts	Term of Office And Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS (continued)
Russell Emery One Freedom Valley Drive Oaks, PA 19456 47 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds, since March 2006. Chief Compliance Officer of SEI Structural Credit Fund, LP and SEI Alpha Strategy Portfolio, LP since June 2007. Director of Investment Product Management and Development of SIMC, February 2003-March 2006.	N/A	N/A
Timothy D. Barto One Freedom Valley Drive Oaks, PA 19456 42 yrs. old	Vice President and Secretary	since 2002	General Counsel, Vice President and Secretary of SIMC and the Administrator since 2004. Vice President and Assistant Secretary of SEI since 2001. Vice President of SIMC and the Administrator since 1999.	N/A	N/A
James Ndiaye One Freedom Valley Drive Oaks, PA 19456 42 yrs. old	Vice President and Assistant Secretary	since 2005	Vice President and Assistant Secretary of SIMC since 2005.	N/A	N/A
Aaron Buser One Freedom Valley Drive Oaks, PA 19456 39 yrs. old	Vice President and Assistant Secretary	since 2007	Vice President and Assistant Secretary of SIMC since 2007. Associate at Stark & Stark, 2004-2007.	N/A	N/A
David F. McCann One Freedom Valley Drive Oaks, PA 19456 34 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP, May 2005-October 2008.	N/A	N/A
John J. McCue One Freedom Valley Drive Oaks, PA 19456 47 yrs. old	Vice President	since 2004	Director of Portfolio Implementation for SIMC since 1995. Managing Director of Money Market Investments for SIMC since 2003.	N/A	N/A
Andrew S. Decker One Freedom Valley Drive Oaks, PA 19456 47 yrs. old	Anti-Money Laundering Compliance Officer	since 2008	Compliance Officer and Product Manager, SEI 2005-2008. Vice President, Old Mutual Capital, 2000-2005.	N/A	N/A
Keri E. Rohn One Freedom Valley Drive Oaks, PA 19456 30 yrs. old	Privacy Officer	since 2009	Compliance Officer of SEI Investments Company, since 2003.	N/A	N/A

[1]

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, L.P.

98	SEI Tax Exempt Trust / Annual Report / August 31, 2010

Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in your Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that your Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 3/1/10	Ending Account Value 8/31/10	Annualized Expense Ratios	Expenses Paid During Period*
Tax Free Fund
Actual Fund Return
Class A	$1,000.00	$1,000.10	0.31%	$1.56
Hypothetical 5% Return
Class A	$1,000.00	$1,023.62	0.31%	$1.58
Institutional Tax Free Fund
Actual Fund Return
Class A	$1,000.00	$1,000.30	0.28%	$1.41
Class B	1,000.00	1,000.30	0.28	1.41
Class C	1,000.00	1,000.30	0.28	1.41
Hypothetical 5% Return
Class A	$1,000.00	$1,023.78	0.28%	$1.43
Class B	1,000.00	1,023.78	0.28	1.43
Class C	1,000.00	1,023.78	0.28	1.43
Intermediate-Term Municipal Fund
Actual Fund Return
Class A	$1,000.00	$1,051.90	0.63%	$3.26
Hypothetical 5% Return
Class A	$1,000.00	$1,021.99	0.63%	$3.22

	Beginning Account Value 3/1/10	Ending Account Value 8/31/10	Annualized Expense Ratios	Expenses Paid During Period*
Short Duration Municipal Fund
Actual Fund Return
Class A	$1,000.00	$1,007.50	0.63%	$3.19
Hypothetical 5% Return
Class A	$1,000.00	$1,021.99	0.63%	$3.22
California Municipal Bond Fund
Actual Fund Return
Class A	$1,000.00	$1,058.80	0.60%	$3.11
Hypothetical 5% Return
Class A	$1,000.00	$1,022.14	0.60%	$3.06
Massachusetts Municipal Bond Fund
Actual Fund Return
Class A	$1,000.00	$1,053.60	0.63%	$3.26
Hypothetical 5% Return
Class A	$1,000.00	$1,021.99	0.63%	$3.22
New Jersey Municipal Bond Fund
Actual Fund Return
Class A	$1,000.00	$1,045.70	0.60%	$3.09
Hypothetical 5% Return
Class A	$1,000.00	$1,022.14	0.60%	$3.06

SEI Tax Exempt Trust / Annual Report / August 31, 2010	99

Disclosure of Fund Expenses (Unaudited) (Concluded)

	Beginning Account Value 3/1/10	Ending Account Value 8/31/10	Annualized Expense Ratios	Expenses Paid During Period*
New York Municipal Bond Fund
Actual Fund Return
Class A	$1,000.00	$1,046.00	0.60%	$3.09
Hypothetical 5% Return
Class A	$1,000.00	$1,022.14	0.60%	$3.06
Pennsylvania Municipal Bond Fund
Actual Fund Return
Class A	$1,000.00	$1,051.60	0.63%	$3.26
Class B	1,000.00	1,052.40	0.48	2.48
Hypothetical 5% Return
Class A	$1,000.00	$1,021.99	0.63%	$3.22
Class B	1,000.00	1,022.76	0.48	2.45

	Beginning Account Value 3/1/10	Ending Account Value 8/31/10	Annualized Expense Ratios	Expenses Paid During Period*
Tax-Advantaged Income Fund
Actual Fund Return
Class A	$1,000.00	$1,061.40	0.86%	$4.47
Hypothetical 5% Return
Class A	$1,000.00	$1,020.82	0.86%	$4.39

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

100	SEI Tax Exempt Trust / Annual Report / August 31, 2010

Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements (Unaudited)

SEI Tax Exempt Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to the series of the Trust (the “Funds”) and may manage the cash portion of the Funds’ assets. Pursuant to separate sub-advisory agreements (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”) with SIMC, and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the Sub-Advisers are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds. The Sub-Advisers also are responsible for managing their employees who provide services to these Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the initial approval of, as well as the continuation of, the Funds’ Investment Advisory Agreements must be specifically approved: (i) by the vote of the Board of Trustees or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with their consideration of such approvals, the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission (“SEC”) takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Trust’s Board of Trustees calls and holds meetings each year that are dedicated to considering whether to renew the Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from Fund counsel and independent counsel to the Independent Trustees regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (a) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (b) SIMC’s and the Sub-Advisers’ investment management personnel; (c) SIMC’s and the Sub-Advisers’ operations and financial condition; (d) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that SIMC and the Sub-Advisers charge the Funds compared with the fees each charge to comparable mutual funds; (f) the Funds’ overall fees and operating expenses compared with similar mutual funds; (g) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (h) SIMC’s and the Sub-Advisers’ compliance systems; (i) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (j) SIMC’s and the Sub-Advisers’ reputation, expertise and resources in domestic and/or international financial markets; and (k) the Funds’ performance compared with similar mutual funds.

At the March 24-25, 2010 meeting of the Board of Trustees, the Trustees, including a majority of the Independent Trustees, approved the Investment Advisory Agreements and approved the selection of SIMC and the Sub-Advisers to act in their respective capacities for the Funds. The Board’s approval was based on its consideration and evaluation of a variety of specific factors discussed at the meetings and at prior meetings, including:

•

the nature, extent and quality of the services provided to the Funds under the Investment Advisory Agreements, including the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds;

SEI Tax Exempt Trust / Annual Report / August 31, 2010	101

Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements (Unaudited) (Concluded)

•	the Funds’ investment performance and how it compared to that of other comparable mutual funds;

•	the Funds’ expenses under each Investment Advisory Agreement and how those expenses compared to those of other comparable mutual funds;

•

the profitability of SIMC and the Sub-Advisers and their affiliates with respect to the Funds, including both direct and indirect benefits accruing to SIMC and the Sub-Advisers and their affiliates; and

•

the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Investment Advisory Agreements reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board of Trustees considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and the Sub-Advisers’ personnel, experience, track record and compliance program. The Trustees found the level of SIMC’s professional staff and culture of compliance satisfactory. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds supported renewal of the Investment Advisory Agreements.

Fund Performance. The Board of Trustees considered Fund performance in determining whether to renew the Investment Advisory Agreements. Specifically, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indices/benchmarks, in light of total return, yield and market trends. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In evaluating performance, the Trustees considered both market risk and shareholder risk expectations for the Funds. The Trustees found Fund performance satisfactory, and where performance was below the benchmark, the Trustees were satisfied that appropriate steps were being taken. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds supported renewal of the Investment Advisory Agreements.

Fund Expenses. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratio in comparison to those of other comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in the Funds’ respective peer groups. The Trustees further considered the fact that the comparative fee analysis either showed that the various fees were below average or that there was a reasonable basis for the fee level. Finally, the Trustees considered the effects of SIMC’s voluntary waiver of management and other fees and the Sub-Advisers’ fees to prevent total Fund expenses from exceeding a specified cap and that SIMC and the Sub-Advisers, through waivers, have maintained the Funds’ net operating expenses at competitive levels for their respective distribution channels. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements.

Profitability. With regard to profitability, the Trustees considered all compensation flowing to SIMC and the Sub-Adviser and their affiliates, directly or indirectly. The Trustees considered whether the varied levels of compensation and profitability under the Investment Advisory Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by SIMC and the Sub-Advisers and their affiliates. The Trustees found that profitability was reasonable and that the margin was not increasing despite growth in assets. When considering the profitability of the Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC, and not by the Funds directly, and such compensation with respect to any Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of SIMC and the Sub-Advisers are reasonable and supported renewal of the Investment Advisory Agreements.

102	SEI Tax Exempt Trust / Annual Report / August 31, 2010

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the Funds obtain reasonable benefit from economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

SEI Tax Exempt Trust / Annual Report / August 31, 2010	103

Notice to Shareholders (Unaudited)

For shareholders that do not have an August 31, 2010, taxable year end, this notice is for information purposes only. For shareholders with an August 31, 2010, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended August 31, 2010, the Funds are designating the following with regard to distributions paid during the year:

Fund	(A) Long-Term Capital Gain Distribution	(B) Ordinary Income Distributions (Tax Basis)	(C) Tax Exempt Income Distributions	(D) Total Distributions	(E) Dividends Received Deduction (1)
Tax Free(6)	0.00%	25.47%	74.53%	100.00%	0.00%
Institutional Tax Free(6)	2.10%	13.19%	84.71%	100.00%	0.00%
Intermediate-Term Municipal(6)	0.00%	0.08%	99.92%	100.00%	0.00%
Short Duration Municipal(6)	8.52%	13.87%	77.61%	100.00%	0.00%
California Municipal Bond(7)	0.00%	0.05%	99.95%	100.00%	0.00%
Massachusetts Municipal Bond(6)	9.64%	0.00%	90.36%	100.00%	0.00%
New Jersey Municipal Bond	0.00%	0.00%	100.00%	100.00%	0.00%
New York Municipal Bond	0.00%	0.11%	99.89%	100.00%	0.00%
Pennsylvania Municipal Bond(6)	0.00%	0.05%	99.95%	100.00%	0.00%
Tax-Advantaged Income(6)	0.00%	42.55%	57.45%	100.00%	29.34%

Fund	(F) Qualifying Dividend Income (2)	(G) U.S. Government Interest (3)	(H) Interest Related Dividends (4)	(I) Short-Term Capital Gain Dividends (5)
Tax Free(6)	0.00%	0.00%	0.00%	100.00%
Institutional Tax Free(6)	0.00%	0.00%	0.00%	100.00%
Intermediate-Term Municipal(6)	0.00%	0.00%	0.00%	0.00%
Short Duration Municipal(6)	0.00%	0.00%	0.00%	100.00%
California Municipal Bond(7)	0.00%	0.00%	0.00%	0.00%
Massachusetts Municipal Bond(6)	0.00%	0.00%	0.00%	0.00%
New Jersey Municipal Bond	0.00%	0.00%	0.00%	0.00%
New York Municipal Bond	0.00%	0.00%	0.00%	0.00%
Pennsylvania Municipal Bond(6)	0.00%	0.00%	0.00%	0.00%
Tax-Advantaged Income(6)	31.59%	0.00%	0.00%	0.00%

(1)	“Dividends Received Deduction” represent dividends which qualify for the corporate dividends received deduction.

(2)	“Qualifying Dividend Income” represent qualifying dividends as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. It is the intention of the Funds to designate the max amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut or New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	“Interest Related Dividends” represent qualifying interest that is exempt from U.S. withholding tax when paid to foreign investors as created by the American Jobs Creation Act of 2004. This provision of the IRC will be expiring for years beginning after December 31, 2009.

(5)	“Short-Term Capital Gain Dividends” represent qualifying short-term capital gain that is exempt from U.S. withholding tax when paid to foreign investors as created by the American Jobs Creation Act of 2004. This provision of the IRC will be expiring for years beginning after December 31, 2009.

(6)	“Exempt-Interest Dividends” represents the amount of interest that was derived from state exempt obligations and distributed during the fiscal year. This amount is reflected as a percentage of total distributions. Generally, interest from state obligations is exempt from state income tax. However, for shareholders of these funds who are residents of California, Connecticut, New Jersey and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income tax.

(7)	For California income tax purposes, for the fiscal year ended August 31, 2010, the Fund designates 95.99% of its distributions paid from net investment income as exempt-interest dividends under Section 17145 of the California Revenue and Taxation Code.

Items (A), (B), (C) and (D) are based on the percentage of each fund’s total distribution.

Items (E) and (F) are based on the percentage of “Ordinary Income Distributions.”

Item (G) is based on the percentage of gross income of each Fund.

Item (H) is based on the percentage of net investment income distributions.

Item (I) is based on the percentage of short-term capital gain distributions.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

104	SEI Tax Exempt Trust / Annual Report / August 31, 2010

SEI TAX EXEMPT TRUST AUGUST 31, 2010

Robert A. Nesher, Chairman

Trustees

William M. Doran

James M. Storey

George J. Sullivan, Jr.

Rosemarie B. Greco

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Officers

Robert A. Nesher

President and Chief Executive Officer

Stephen F. Panner

Controller and Chief Financial Officer

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

James Ndiaye

Vice President, Assistant Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

John J. McCue

Vice President

Andrew S. Decker

Anti-Money Laundering Compliance Officer

Keri E. Rohn

Private Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

SEI Investments Distribution Co.

Oaks, PA 19456 1.800.DIAL.SEI (1.800.342.5734)

SEI-F-024 (8/10)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has at least two audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are George J. Sullivan, Jr. and Hubert L. Harris, Jr. Mrrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2010 and 2009 as follows:

		Fiscal 2010			Fiscal 2009
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$182,000	N/A	N/A	$200,000	N/A	N/A
(b)	Audit- Related Fees	$0	$0	$0	$0	$0	N/A
(c)	Tax Fees (Tax return review services)	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	$0	$229,500	$0	$0	$244,500	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2010	Fiscal 2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2010 and 2009 were $229,500 and $244,500, respectively. Non-audit fees consist of SAS No. 70 review of fund accounting and administration operations, attestation report in accordance with Rule 17Ad-13, and agreed upon procedures report over certain internal controls related to compliance with federal securities laws and regulations.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments

Included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a standing Nominating Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Registrant’s Board of Trustees (the “Board”). Pursuant to the Committee’s Charter, adopted on June 18, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrants internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the 1940 Act, as amended (17 CFR 270.30a-2(b)) also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Tax Exempt Trust

By:	/S/ ROBERT A. NESHER
Robert A. Nesher President & CEO

Date: November 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ ROBERT A. NESHER
Robert A. Nesher President & CEO

Date: November 8, 2010

By:	/S/ STEPHEN F. PANNER
Stephen F. Panner Controller & CFO

Date: November 8, 2010